As filed with the Securities and Exchange Commission on April 27, 2001

                                                                File No. 2-64715
                                                               File No. 811-1447


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                  ---------------------------------------------

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                     Pre-Effective Amendment No. ___                  [ ]

                     Post-Effective Amendment No. 31                  [X]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                             Amendment No. 36                         [X]

                            WPG LARGE CAP GROWTH FUND
                      -------------------------------------
               (Exact name of Registrant as Specified in Charter)

                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                   Registrant's Telephone Number: 800-223-3332
                                                  ------------

                     RONALD M. HOFFNER, WEISS, PECK & GREER
                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                  ---------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Ernest V. Klein, Esq.
                                Hale and Dorr LLP
                                 60 State Street
                                Boston, MA 02109

                    It is proposed that this filing will become effective:

       ___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ on May 1, 2001 pursuant to paragraph (b) of Rule 485
       ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
       ___ on ___________ pursuant to paragraph (a)(1) of Rule 485
       ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
       ___ on ___________ pursuant to paragraph (a)(2) of Rule 485

                              WEISS, PECK & GREER


                                  MUTUAL FUNDS

                                   Prospectus
                                  May 1, 2001

                        WPG Government Money Market Fund

                         WPG Tax Free Money Market Fund

                      WPG Intermediate Municipal Bond Fund

                               WPG Core Bond Fund

                           WPG Large Cap Growth Fund
                     (formerly, WPG Growth and Income Fund)

                     Weiss, Peck & Greer International Fund

                                 WPG Tudor Fund

                          WPG Quantitative Equity Fund


                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800-223-3332


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                    CONTENTS
================================================================================

                                                                           Page
Risk/Return Summary .......................................................    2
        WPG Government Money Market Fund ..................................    2
        WPG Tax Free Money Market Fund ....................................    4
        WPG Intermediate Municipal Bond Fund ..............................    6
        WPG Core Bond Fund ................................................    8
        WPG Large Cap Growth Fund .........................................   10
        Weiss, Peck & Greer International Fund ............................   12
        WPG Tudor Fund ....................................................   14
        WPG Quantitative Equity Fund ......................................   16
More About the Funds' Investments and Risks ...............................   18
Management of the Funds ...................................................   20
How to Buy Shares .........................................................   22
How to Exchange Shares ....................................................   23
How to Redeem Shares ......................................................   24
Other Shareholder Service Information .....................................   25
Share Price and Other Shareholder Information .............................   26
Dividends, Distributions and Taxes ........................................   27
Financial Highlights ......................................................   28
For More Information .................................................Back Cover


ABOUT THE INVESTMENT ADVISER

Weiss, Peck & Greer, L.L.C. (WPG) serves as the investment adviser to each of the funds. Robeco Institutional Asset Management US Inc. (RIAM) serves as the investment subadviser to the International Fund. WPG and RIAM are headquartered in New York and are subsidiaries of Robeco Groep N.V., a Dutch public limited liability company (Robeco). Founded in 1929, Robeco is one of the world's oldest asset management organizations. As of the date of this prospectus, Robeco, through its investment management subsidiaries, had approximately $103 billion in assets under management, including approximately $20 billion managed directly by WPG. WPG, which has over 30 years experience as an investment adviser to institutional and individual clients, is a member firm of the NYSE.

A WORD ABOUT RISK

An investment in the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Risk/Return Summary                             WPG Government Money Market Fund
================================================================================

INVESTMENT GOAL

Current income, consistent with preservation of capital and liquidity.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
INVESTMENTS: The fund invests substantially all, but at least 80% of assets, in money market securities issued or guaranteed by, or repurchase agreement collateralized by, the U.S. government and its agencies and instrumentalities. The fund's other investments may include all types of money market securities.

CREDIT QUALITY: Ratings in the rating agencies' two highest short term rating categories or equivalent quality for unrated securities.

MATURITY: Average dollar weighted portfolio maturity of 90 days or less. Maturity of 397 days or less for individual securities.

--------------------------------------------------------------------------------

STRATEGIES: The fund seeks to maintain a stable share price of $1 by investing in securities that the adviser believes present minimal credit risks to the fund. In structuring the fund's portfolio, the adviser "ladders" the maturity of the fund's investments. As securities mature at different intervals, the adviser reinvests the proceeds in additional money market securities so as to maintain the fund's duration within a target that the adviser believes is appropriate based on the then current market environment. By laddering the maturity of the fund's investments, the adviser maintains liquidity without causing the fund to incur transaction costs associated with selling portfolio securities.

The adviser focuses on improving the fund's yield by actively managing the fund's allocations among different government agencies and instrumentalities. The adviser monitors the difference in yield of these securities and purchases those securities for the fund that provide a higher yield relative to the amount of risk involved. The adviser also considers a security's relative value based on its interest rate sensitivity. PERFORMANCE The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.
The table shows the fund's average annual returns for different calendar periods.

================================================================================

PERFORMANCE

The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

                        WPG GOVERNMENT MONEY MARKET FUND
                                  TOTAL RETURN

[BAR CHART OMITTED]

                        1991                    5.33%
                        1992                    2.95%
                        1993                    2.80%
                        1994                    3.58%
                        1995                    5.16%
                        1996                    4.56%
                        1997                    4.76%
                        1998                    4.80%
                        1999                    4.45%
                        2000                    5.74%

                        CALENDAR YEARS ENDED DEMEMBER 31

The table shows the fund's average annual returns for different calendar periods.


                          Average Annual Total Returns
                   (for the periods ended December 31, 2000)

                        1 year            5 years       10 years
                        ------            -------       --------
Fund                     5.74%              4.85%         4.41%

As of December 31, 2000, the fund's 7-day yield was 5.73%. Call 1-800-223-3332 for the fund's current 7-day yield.

                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best:                   1.61% in the 1st quarter of 1991
Worst:                  0.65% in the 4th quarter of 1992

  The fund's past performance does not necessarily indicate how the fund will perform in the future

Risk/Return Summary                             WPG Government Money Market Fund
================================================================================

PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

     -- The issuer or guarantor of a security owned by the fund defaults on its payment obligations.

     -- Interest rates rise sharply or suddenly causing the securities in the fund's portfolio to drop in value.

     -- The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST

The fund may be appropriate if you want:

     --   Stability of principal and liquidity

     --   A temporary investment

WHO MAY NOT WANT TO INVEST

The fund may not be appropriate if you want:

     --   Long-term growth of capital

     --   A rate of return that consistently exceeds the rate of inflation

================================================================================

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees                                                        None
(paid directly from your investment)


Annual fund operating expenses
(paid by the fund as a % of fund net assets)
        Management fee                                                  0.50%
        12b-1 distribution fees                                         None
        Other expenses                                                  0.18%
                                                                        -----
        Total annual operating expenses                                 0.68%
                                                                        =====

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES         1 YEAR       3 YEARS     5 YEARS       10 YEARS
Expenses:                 $70          $218        $380          $849

The example assumes:
     --   You invest $10,000 for the periods shown

     --   You redeem at the end of each period

     --   You reinvest all distributions and dividends without a sales charge

     -- The fund's operating expenses have not been capped or reduced and remain the same

     --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                               WPG TAX FREE MONEY MARKET FUND
================================================================================

INVESTMENT GOAL

High current income exempt from federal income tax, consistent with preservation of capital and liquidity.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

INVESTMENTS: The fund invests substantially all, but at least 80% of assets, in U.S. dollar denominated, tax-exempt money market securities. Tax-exempt means that the securities pay interest that is excluded from gross income for federal income tax purposes. Tax-exempt securities are issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities.

The fund may invest in all types of tax-exempt money market securities, including:

     -- Municipal notes, such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

     -- Municipal bonds, such as general obligation bonds, revenue bonds and pre-refunded and escrowed bonds.

CREDIT QUALITY: Ratings in the rating agencies' two highest short term rating categories or equivalent quality for unrated securities.

MATURITY: Average dollar weighted portfolio maturity of 90 days or less. Maturity of 397 days or less for individual securities.

--------------------------------------------------------------------------------

STRATEGIES: The fund seeks to maintain a stable share price of $1 by investing in securities that the adviser believes present minimal credit risks to the fund. The adviser focuses on improving the fund's yield by:

     -- Allocating the fund's assets to sectors that the adviser believes are undervalued.

     -- Taking advantage of opportunities which are identified by WPG's proprietory municipal research.

     -- Focusing on municipal money market securities that appear to offer the best relative value based on the adviser's analysis of credit quality and interest sensitivity.

     --   De-emphasizing interest rate forecasting.


================================================================================


PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years. The table shows the fund's average annual returns for different calendar periods.

                         WPG TAX FREE MONEY MARKET FUND
                                  TOTAL RETURN

[BAR GRAPH OMITTED]


                        1991                    4.63%
                        1992                    2.95%
                        1993                    2.32%
                        1994                    2.61%
                        1995                    3.63%
                        1996                    3.14%
                        1997                    3.23%
                        1998                    3.05%
                        1999                    2.80%
                        2000                    3.71

                        CALENDAR YEARS ENDED DECEMBER 31


The table shows the fund's average annual returns for different calendar periods.


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                        1 YEAR       5 YEARS         10 YEARS
                        ------       -------         --------
Fund                     3.71%        3.19%            3.21%

As of December 31, 2000, the fund's 7-day yield was 4.27% and its 7-day tax-equivalent yield was 7.07% (using the maximum federal individual income tax rate). Call 1-800-223-3332 for current yields.

                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best:                   1.24% in the 1st quarter of 1991
Worst:                  0.53% in the 1st quarter of 1994

  The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                               WPG TAX FREE MONEY MARKET FUND
================================================================================

PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

     -- The issuer or guarantor of a security owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded.

     -- Interest rates rise sharply or suddenly causing the securities in the fund's portfolio to drop in value.

     -- The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.

Distributions of the fund's income and, if any, gains will generally be subject to state taxation. Some of the fund's distributions of tax-exempt interest may be subject to the federal alternative minimum tax.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST
The fund may be appropriate if you want:

     --   Stability of principal and liquidity

     --   Tax-exempt interest

     --   A temporary investment

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you want:

     --   Long-term growth of capital

     --   A rate of return that consistently exceeds the rate of inflation

================================================================================

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees                                                        None
(paid directly from your investment)

Annual Fund operating expenses
(paid by the fund as a % of fund net assets)

                Management fee                                          0.50%
                12b-1 distribution fees                                 None
                Other expenses                                          0.20%
                                                                        -----
                Total annual operating expenses                         0.70%
                                                                        =====

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR     3 YEARS     5 YEARS      10 YEARS
Expenses:                  $72        $225        $391         $873

The  example assumes:
     --   You invest $10,000 for the periods shown

     --   You redeem at the end of each period

     --   You reinvest all distributions and dividends without a sales charge

     -- The fund's operating expenses have not been capped or reduced and remain the same

     --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                         WPG INTERMEDIATE MUNICIPAL BOND FUND
================================================================================

INVESTMENT GOAL
High current income exempt from federal income tax, consistent with relative stability of principal.

PRINCIPAL INVESTMENT STRATEGIES
INVESTMENTS: The fund invests substantially all, but at least 80%, of its assets in U.S. dollar denominated, investment grade, tax-exempt bonds. Tax-exempt means that the bonds pay interest that is excluded from gross income for federal income tax purposes. Tax-exempt bonds are issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities.

The fund may invest in all types of tax-exempt bonds, including:

     -- General obligation bonds, revenue bonds and pre- refunded and escrowed bonds.

     -- Variable and floating rate securities, auction rate securities and zero coupon bonds.

     -- Municipal notes, such as tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

CREDIT QUALITY: Exclusively investment grade. This means that the bonds are rated in one of the top four long-term rating categories by a rating agency or are of comparable credit quality.

MATURITY: Average dollar weighted portfolio maturity between four and ten years, but individual bonds may be of any maturity.

STRATEGIES: The adviser focuses on improving the fund's tax-exempt yield and return by:

     -- Exploiting inefficiencies in the valuation of risk and reward in the market by selecting attractive issuers, sectors, geographical regions and securities.

     --   Seeking to find value at any given point in the interest rate cycle.

     --   De-emphasizing interest rate forecasting.

     -- Performing fundamental research and analysis. For example, the adviser analyzes securities with complex or unique structural features seeking to capture value for the fund resulting from a general lack of understanding of those features and other market inefficiencies.

PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund.

                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                                  TOTAL RETURN

[BAR GRAPH OMITTED]

                        1994                    -2.29%
                        1995                    12.05%
                        1996                     4.20%
                        1997                     7.85%
                        1998                     5.72%
                        1999                    -0.54%
                        2000                     8.73%

                        CALENDAR YEARS ENDED DECEMBER 31





The table shows how the fund's average annual returns for different calendar periods and since inception on July 1, 1993 compared to those of the Lehman Brothers 3-10 Year Municipal Bond Index, an unmanaged index of tax-exempt bonds.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                        1 Year           5 Years         Since inception
                        ------           -------         ---------------
Fund                     8.73%            5.13%               5.13%

Lehman Brothers
3-10 Year Municipal
Bond Index               8.62%            5.31%               5.50%

As of December 31, 2000, the fund's 30-day yield was 4.53% and its 30-day tax-equivalent yield was 7.50% (using the maximum federal individual income tax rate). Call 1-800-223-3332 for current yields.

                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best:                   4.59% in the 1st quarter of 1995
Worst:                 -3.61% in the 1st quarter of 1994

  The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                         WPG INTERMEDIATE MUNICIPAL BOND FUND
================================================================================

PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

-- The
issuer or guarantor of a bond owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded.

     -- Interest rates rise, causing the bonds in the fund's portfolio to decline.

     -- As a result of declining interest rates, the issuer of a bond exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

     --   Municipal bonds fall temporarily out of favor with investors.

     -- Unfavorable legislation affects the tax-exempt status of municipal bonds.

     -- The adviser's judgments about the attractiveness, relative value or yield of particular bonds prove to be wrong.

The fund may realize taxable gains on the sale of bonds or in other transactions. Distributions of the fund's income and gains will generally be subject to state taxation. Some of the fund's distributions of tax-exempt interest may be subject to the federal alternative minimum tax.

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST
The fund may be appropriate if you want:

     -- Higher potential returns than a money market fund and are willing to accept more risk of price volatility

     --   Tax-exempt interest

     -- Diversification within the municipal securities market that is not readily achievable by investing directly in individual securities

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you want:

     --   Complete stability of principal

     --   Long-term growth of capital

================================================================================

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES                                                        None
(paid directly from your investment)

Annual fund operating expenses
(paid by the fund as a % of fund net assets)
                Management fee                                          0.50%
                12b-1 distribution fees                                 None
                Other expenses                                          0.54%
                                                                        -----
                Total annual operating expenses                         1.04%
                Fee Waiver(1)                                          (0.23%)
                                                                        -----
                Net annual operating expenses                           0.81%
                                                                        =====

--------
(1) The adviser has agreed to cap the fund's operating expenses. The adviser may not discontinue or modify this cap without the approval of the fund's trustees.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES                 1 YEAR          3 YEARS     5 YEARS    10 YEARS
Expenses:                         $83            $260         $451      $1,005

The example assumes:

     --   You invest $10,000 for the periods shown

     --   You redeem at the end of each period

     --   You reinvest all distributions and dividends without a sales charge

     -- The fund's operating expenses have been capped by the adviser and remain the same

     --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                                           WPG CORE BOND FUND
================================================================================

INVESTMENT GOAL
High current income, consistent with capital preservation.


PRINCIPAL INVESTMENT STRATEGIES

INVESTMENTS: The fund invests substantially all, but at least 80%, of its assets in U.S. denominated or quoted debt securities, or "bonds." These bonds are denominated in U.S. dollars and may be issued by domestic or foreign companies or governmental entities. The fund may invest in all types of bonds and other fixed income securities, including notes, mortgage-backed and asset-backed securities (including mortgage-backed derivative securities), convertible securities, preferred stock, municipal securities, and short-term debt securities.

CREDIT QUALITY: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are of comparable credit quality.

DURATION: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The fund's duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

--------------------------------------------------------------------------------

STRATEGIES: There are three principal factors in the adviser's selection process
- maturity allocation, sector allocation and individual security selection.

     -- The adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

     -- The adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include corporate securities, U.S. Treasury securities, U.S. government agency securities, and mortgage-backed and asset-backed securities.

     -- After the fund's maturity and sector allocations are made, the adviser selects individual bonds within each sector. The adviser performs both fundamental and quantitative analysis, looking at:

          --   Stable or improving issuer credit quality

          -- Market inefficiencies that cause individual bonds to have high relative values

          -- Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

================================================================================

PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

                               WPG CORE BOND FUND
                                  TOTAL RETURN
[BAR GRAPH OMITTED]

                               1991             13.95%
                               1992              7.90%
                               1993              8.96%
                               1994             -8.70%
                               1995             13.25%
                               1996              3.85%
                               1997              7.37%
                               1998              9.26%
                               1999             -0.12%
                               2000             10.66%

                        CALENDAR YEARS ENDED DECEMBER 31



The table shows how the fund's average annual returns for different calendar periods compared to those of the Lehman Brothers Aggregate Index, an unmanaged index of bonds.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                        1 Year         5 Years           10 Years
Fund                    10.66%          6.12%              6.43%

Lehman Bros.
Aggregate Index         11.63%          6.46%              7.96%

As of December 31, 2000, the fund's 30-day yield was 6.49%. Call 1-800-223-3332 for current yields.

                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best:           5.54% in the 3rd quarter of 1991
Worst:         -4.63% in the 2nd quarter of 1994

  The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                           WPG CORE BOND FUND
================================================================================

PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

     -- Interest rates rise, causing the bonds in the fund's portfolio to drop in value.

     -- The issuer or guarantor of a bond owned by the fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded.

     -- As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

     -- When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.

     -- The adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

There is a greater risk that the fund will lose money due to prepayment and extension risks because the fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the fund's portfolio may have especially volatile prices because of imbedded leverage or unusual interest rate reset terms.

WHO MAY WANT TO INVEST
The fund may be appropriate if you want:

     -- Higher potential income than a money market fund with higher potential risk

     -- To diversify by investing in a portfolio of investment grade, fixed income securities

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you want:

     --   A temporary investment n Complete stability of principal

     --   Long-term growth of capital

================================================================================

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees                                                        None
(paid directly from your investment)

Annual fund operating expenses
(paid by the fund as a % of fund net assets)

                Management fee1                                         0.60%
                12b-1 distribution fees                                 0.00%
                Other expenses                                          0.19%
                                                                        -----
                Total annual operating expenses                         0.79%
                Fee Waiver(1)                                          (0.29%)
                                                                        -----
                Net annual operating expenses                           0.50%
                                                                        =====

----------
(1) The adviser has agreed to cap the fund's operating expenses. The adviser may not discontinue or modify this cap without the approval of the fund's trustees.


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES         1 YEAR          3 YEARS      5 YEARS         10 YEARS
Expenses:                $51             $161         $280             $629

The example assumes:

     --   You invest $10,000 for the periods shown

     --   You redeem at the end of each period

     --   You reinvest all distributions and dividends without a sales charge

     -- The fund's operating expenses have been capped by the adviser and remain the same o Your investment has a 5% return each year

RISK/RETURN SUMMARY                                    WPG LARGE CAP GROWTH FUND
                                          (formerly, WPG Growth and Income Fund)
================================================================================

INVESTMENT GOAL
Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGIES

INVESTMENTS: The fund invests at least 65% of its assets in equity securities of U.S. large capitalization companies that offer the prospect of capital appreciation.

Although the fund invests primarily in common stocks, it may invest in all types of equity and equity-related securities, including:

     --   Preferred stocks

     --   Securities convertible into common stocks

     --   Warrants and rights to purchase common stock

     --   American depositary receipts (ADRs)

--------------------------------------------------------------------------------

STRATEGIES: In selecting stocks for investment, the adviser uses a "bottom-up" strategy, which begins with individual stock selection, while diversifying the fund's investments among various industries and sectors. Using a growth investment style, the adviser:

     -- Identifies promising companies by employing fundamental company and industry analysis and valuation methods.

     -- Evaluates historic and forecasted earnings growth, cash flows and relative and absolute values by employing quantitative techniques.

In selecting stocks for the fund's portfolio, the adviser looks for:

     --   Established companies with experienced management.

     --   Better than average prospects for long-term growth of capital.

     -- Growth rates that are faster than the growth rate of the U.S. economy at the time of purchase.

     --   Companies with historically high returns on equity.

A security's valuation influences the timing of the fund's purchase and sale. The adviser also considers the tax implications to the fund's shareholders in making portfolio security decisions.

================================================================================

PERFORMANCE

The bar chart and table shown
below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

                           WPG LARGE CAP GROWTH FUND
                                  TOTAL RETURN

[BAR GRAPH OMITTED]

                        1991                    40.72%
                        1992                    13.80%
                        1993                     9.53%
                        1994                    -5.47%
                        1995                    32.73%
                        1996                    24.42%
                        1997                    36.27%
                        1998                    27.51%
                        1999                    12.68%
                        2000                    -1.68%

                        CALENDAR YEARS ENDED DECEMBER 31


The table shows how the fund's average annual returns for different calendar periods compared to those of the S&P 500 Index, an unmanaged index of common stocks and the Lipper Large Cap Core Funds Index, an unmanaged index of Large Cap mutual funds.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                        1 Year         5 Years          10 Years
Fund                    -1.68%          19.06%           18.07%

S&P 500 Index           -9.11%          18.33%           17.46%

Lipper Large Cap Core
Funds Index             -7.37%          16.77%           16.12%

                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best:                   19.82% in the 2nd quarter of 1997
Worst:                 -10.28% in the 3rd quarter of 1998

  The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                    WPG LARGE CAP GROWTH FUND
================================================================================

PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

     --   The U.S. stock market goes down.

     -- Growth stocks or stocks of large capitalization companies temporarily fall out of favor with investors.

     -- Companies in which the fund invests suffer unexpected losses or lower than expected earnings.

     -- The adviser's judgment about the attractiveness or potential appreciation of a particular security or sector proves to be wrong.

--------------------------------------------------------------------------------


WHO MAY WANT TO INVEST
The fund may be appropriate if you:


     -- Are seeking a long-term investment that has an investment goal of growth of capital

     --   Want to diversify your portfolio

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you:

     --   Are pursuing a short-term investment goal

     --   Want complete stability of principal

     --   Seek income as a component of your investment goal


================================================================================

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees                                                        None
(paid directly from your investment)

Annual fund operating expenses
(paid by the fund as a % of fund net assets)

                Management fee                                          0.75%
                12b-1 distribution fees                                 None
                Other expenses                                          0.26%
                                                                        -----
                Total annual operating expenses                         1.01%
                                                                        =====


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES         1 YEAR       3 YEARS      5 YEARS      10 YEARS

Expenses:                $104          $323         $560        $1,241

The example assumes:

     --   You invest $10,000 for the periods shown

     --   You redeem at the end of each period

     --   You reinvest all distributions and dividends without a sales charge

     -- The fund's operating expenses have not been capped or reduced and remain the same

     --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                       WEISS, PECK & Greer International Fund
================================================================================

INVESTMENT GOAL
Long-term growth of capital and, to a lesser extent, current income.

PRINCIPAL INVESTMENT STRATEGIES

INVESTMENTS: The fund invests primarily in common stocks of foreign companies with medium and large market capitalizations located in the countries represented in its benchmark, the Morgan Stanley Capital International Europe Australia Far East (EAFE) Index. The fund's subadviser diversifies the fund's holdings by the number of companies, the number of industries of such companies and the number of foreign countries. The fund may invest in emerging countries to a limited extent.

Although the fund invests primarily in common stocks, it may invest in other types of equity securities, including:

     --   preferred stocks

     --   securities convertible into common stocks

     --   warrants and rights to purchase common stocks

     --   depositary receipts for common stocks

The fund may use derivative contracts on foreign currencies for both hedging and non-hedging purposes.

--------------------------------------------------------------------------------

STRATEGIES: Taking advantage of the international investing resources of its parent company-Robeco, the subadviser employs an investment process that combines top-down country selection with bottom-up stock selection to determine the optimal country, sector and security risk within the fund's portfolio. The subadviser's top-down strategy focuses on general macroeconomic events affecting geographical regions, particular countries and security sectors. In its bottom-up strategy, the subadviser performs fundamental research to select particular securities for investment. The subadviser may, to a limited extent, invest more or less of the Fund's assets in particular regions, countries and sectors relative to the composition of the EAFE Index. The EAFE Index consists of countries in Europe, Australia and countries in the Far East and represents approximately 60% of the total market value of all publicly traded stocks in these countries.

The subadviser selects stocks for inclusion in the two distinct portions of the fund's portfolio-"core" holdings and "tilt" holdings. The fund's portfolio consists primarily of core holdings, which are securities of large cap companies that exhibit strong fundamental characteristics. The subadviser selects core holdings with a 2-3 year investment horizon. Tilt holdings represent a smaller portion of the fund's portfolio and consist of both medium and large cap companies. The subadviser selects tilt stocks with a shorter investment horizon, seeking to capture higher performance for the fund relative to the EAFE Index based on a company's short-term fundamentals and quantitative characteristics.

================================================================================

PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.

                     WEISS, PECK & GREER INTERNATIONAL FUND
                                  TOTAL RETURN

[BAR GRAPH OMITTED]

                        1991                     1.01%
                        1992                    -5.53%
                        1993                    37.24%
                        1994                    -6.31%
                        1995                    10.92%
                        1996                     4.64%
                        1997                     2.89%
                        1998                    16.28%
                        1999                    29.83%
                        2000                   -23.32%

                        CALENDAR YEARS ENDED DECEMBER 31

The table shows how the fund's average annual returns for different calendar periods compared to those of the EAFE Index, an unmanaged index of foreign stocks.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                        1 Year         5 Years         10 Years
                        ------         -------         --------
Fund                    -23.32%          4.50%           5.42%

EAFE Index              -13.96%          7.43%           8.56%



                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best:           19.21% in the 4th quarter of 1998
Worst:         -16.24% in the 3rd quarter of 1998

  The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                       WEISS, PECK & Greer International Fund
================================================================================

PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

     -- Foreign stock markets go down, or perform poorly relative to the U.S. stock market.

     --   Foreign stocks temporarily fall out of favor with investors.

     -- The adviser's judgments about the attractiveness, value or potential appreciation of a particular company's stock, currency or foreign market prove to be wrong.

--------------------------------------------------------------------------------

SPECIAL RISKS
Because the fund invests primarily in stocks of foreign companies, your investment will be subject to higher risks generally associated with investing in foreign companies compared to investing in U.S. companies. These risks include:

     -- Less information may be available about foreign companies and markets due to relaxed disclosure or accounting standards or regulatory practices.

     -- Many foreign markets are smaller, less liquid and more volatile than U.S. markets. As a result, the adviser may not be able to sell the fund's securities in amounts and at prices it considers reasonable.

     -- The U.S. dollar appreciates against foreign currencies causing the value of the fund's foreign stocks to be worth less.

     -- Economic, political or social instability in foreign countries disrupts the markets where the fund's foreign stocks are traded.

These risks are greater to the extent that the fund invests in emerging market countries. In addition, you could lose money by investing in the fund as a result of adverse changes in foreign currency exchange rates relative to the fund's currency exposures. To the extent the fund uses currency derivative contracts, the fund's risk of loss may be increased.

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST
The fund may be appropriate if you:

     --   Are pursuing a long-term goal, such as investing for retirement.

     -- Are seeking higher potential long term returns and can accept a higher level of potential risk.

     -- Are seeking to diversify your exposure to the U.S. stock market by investing in foreign companies.

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you:

     --   Are pursuing a short-term investment goal.

     --   Want stability of principal.

     -- Are uncomfortable with the risk and price volatility in foreign stock markets.

================================================================================

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees                                                        None
(paid directly from your investment)

Annual fund operating expenses
(paid by the fund as a % of fund net assets)

                Management fee                                          0.50%
                12b-1 distribution fees                                 None
                Other expenses(1)                                       1.88%
                                                                        -----
                Total annual operating expenses(1)                      2.38%
                                                                        =====


--------
(1) Because custodian fees were reduced by credits for cash balances, the fund's actual expenses for fiscal 2000 were: Other expenses 1.92% Total annual operating expenses 2.42%

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES                 1 YEAR      3 YEARS      5 YEARS     10 YEARS

Expenses:                        $244         $751       $1,284       $2,741

The example assumes:

     --   You invest $10,000 for the periods shown

     --   You redeem at the end of each period

     --   You reinvest all distributions and dividends without a sales charge

     -- The fund's operating expenses have not been capped or reduced and remain the same

     --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                                               WPG TUDOR FUND
================================================================================

INVESTMENT GOAL
Capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

INVESTMENTS: The fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion.

Although the fund invests primarily in common stocks, the fund may invest in all types of equity and equity-related securities, including:

     --   Securities convertible into common stocks.

     --   Shares of REITs.

     --   Warrants and rights to purchase common stocks.

     --   American depositary receipts (ADRs).

     --   Preferred stocks.

SPECIAL SITUATIONS: The fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

--------------------------------------------------------------------------------

STRATEGIES: In selecting stocks for investment, the adviser uses a "bottom-up" process, which begins with individual stock selection, while diversifying the fund's investments among various industries and sectors to control risk. The adviser emphasizes financially sound, well-managed, attractively-valued U.S. companies with strong growth prospects.

The adviser performs fundamental research to seek small companies with prospects for sustainable above-average growth in earnings, revenues, cash flow, asset value and other measures of a company's growth prospects.

The adviser also uses quantitative tools to minimize sector selection risk, ensure the fund is abiding by its growth discipline and as a guide to assist in maximizing the expected return from stock selection. A security's valuation influences the timing of the fund's purchase and sale of a security. The adviser uses the inherent volatility in the market for these high growth stocks to acquire positions at reasonable prices relative to their long-term growth potential.

The adviser considers the tax implications to the fund's shareholders in making portfolio security decisions.

================================================================================

PERFORMANCE
The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the past ten years.


                                 WPG TUDOR FUND
                                  TOTAL RETURN

[BAR GRAPH OMITTED]

                                1991            45.84%
                                1992             5.13%
                                1993            13.38%
                                1994            -9.81%
                                1995            41.18%
                                1996            18.82%
                                1997            11.11%
                                1998           -22.01%
                                1999            63.26%
                                2000            -5.20%

                        CALENDAR YEARS ENDED DECEMBER 31

The table shows how the fund's average annual returns for different calendar periods compared to that of the Russell 2000 Growth Index, an unmanaged index of small company stocks.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                        1 Year          5 Years         10 Years
                        ------          -------         --------

Fund                    -5.20%            9.75%          13.40%

Russell 2000           -22.43%            7.14%          12.80%
Growth Index

                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best:                   42.13% in the 4th quarter of 1999
Worst:                 -29.35% in the 3rd quarter of 1998

  The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                               WPG TUDOR FUND
================================================================================

PRINCIPAL RISKS
You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

     --   The stock market goes down.

     -- Small capitalization stocks temporarily fall out of favor with investors.

     -- Companies in which the fund invests suffer unexpected losses or lower than expected earnings which, in addition to causing the fund to be less liquid, will reduce the fund's net asset value.

     -- The adviser's judgments about the attractiveness, value or potential appreciation of a particular company's stock selected for the fund's portfolio prove to be wrong or the special situation that the adviser anticipated does not occur.

--------------------------------------------------------------------------------

SPECIAL RISKS
Because the fund invests primarily in small capitalization stocks, your investment will be subject to higher risks generally associated with smaller companies. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST
The fund may be appropriate if you:

     -- Are seeking to diversify by investing in a portfolio of common stocks of small companies

     --   Are pursuing a long-term goal, such as investing for retirement

     -- Are seeking potentially higher long term returns and can accept a higher level of risk

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you:

     --   Are pursuing a short-term investment goal

     --   Want stability of principal

     -- Are uncomfortable with the risk and price volatility of the stock market and small capitalization stocks

================================================================================

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees                                                        None
(paid directly from your investment)

Annual fund operating expenses
(paid by the fund as a % of fund net assets)

                Management fee                                          0.90%
                12b-1 distribution fees                                 None
                Other expenses                                          0.38%
                                                                        -----

                Total annual operating expenses                         1.28%
                                                                        =====
EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES                 1 YEAR      3 YEARS    5 YEARS     10 YEARS

Expenses:                         $131        $408       $706       $1,553

The example assumes:

     --   You invest $10,000 for the periods shown

     --   You redeem at the end of each period

     --   You reinvest all distributions and dividends without a sales charge

     -- The fund's operating expenses have not been capped or reduced and remain the same

     --   Your investment has a 5% return each year

RISK/RETURN SUMMARY                                 WPG QUANTITATIVE EQUITY FUND
================================================================================

INVESTMENT GOAL
Investment results that exceed the aggregate performance of publicly traded common stocks, as represented by the S&P 500 Index.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

INVESTMENTS: The fund invests primarily in common stocks traded in the U.S. of companies with large market capitalizations. The fund's portfolio generally will consist of common stocks of between 80 and 120 companies.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts which seek to replicate the price performance and dividend yield of the S&P 500 Index and use derivative contracts (such as futures on the S&P 500 Index).

--------------------------------------------------------------------------------

STRATEGIES: The adviser uses quantitative techniques to analyze a universe of approximately 900 companies, including those in the S&P 500 Index and about 400 other large and medium companies. Using a proprietary multi-factor model, the adviser identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Firmly established through the quantitative research process, the adviser believes that these are the stocks that will lead to portfolio outperformance.

Based on this information, and using sophisticated risk measurement tools, the adviser selects the combination of stocks, together with their appropriate weightings, that it believes will maximize the fund's expected return per unit of risk. The adviser seeks to maintain the market capitalization, sector allocations and style characteristics of the fund's portfolio similar to those of the S&P 500 Index.

The portfolio is rebalanced regularly to maintain the optimal risk/return trade-off. The adviser assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk tradeoff.

================================================================================

PERFORMANCE

The bar chart and table shown below indicate the risks of investing in the fund. The bar chart shows changes in the performance of the fund from year to year over the life of the fund.

                          WPG QUANTITATIVE EQUITY FUND
                                  TOTAL RETURN

[BAR GRAPH OMITTED]

                        1993                    13.90%
                        1994                     0.34%
                        1995                    33.37%
                        1996                    18.51%
                        1997                    25.47%
                        1998                    26.71%
                        1999                    13.90%
                        2000                    -7.32%

                        CALENDAR YEARS ENDED DECEMBER 31




The table shows how the fund's average annual returns for different calendar periods, and since inception on January 1, 1993, compared to those of the S&P 500 Index, an unmanaged index of common stocks.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                         1 YEAR          5 YEARS         SINCE INCEPTION
Fund                     -7.32%           14.73%              14.86%

S&P 500
Index                    -9.11%           18.33%              17.20%

                 FUND'S BEST AND WORST QUARTERLY TOTAL RETURNS

Best            22.31% in the 4th quarter of 1998
Worst:         -10.37% in the 3rd quarter of 1998

  The fund's past performance does not necessarily indicate how the fund will perform in the future.

RISK/RETURN SUMMARY                                 WPG QUANTITATIVE EQUITY FUND
================================================================================

PRINCIPAL RISKS

You could lose money on your investment in the fund or the fund could underperform other possible investments if any of the following occurs:

     --   The U.S. stock market goes down.

     -- Stocks of large capitalization companies temporarily fall out of favor with investors.

     -- Companies in which the fund invests suffer unexpected losses or lower than expected earnings. In addition to causing the fund to be less liquid, this will reduce the fund's net asset value.

     -- The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's common stock proves to be wrong.

     -- The factors considered by the multi-factor model fail to select stocks with better relative performance than those included in the S&P 500 Index.

--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST
The fund may be appropriate if you:

     --   Are pursuing a long-term goal, such as investing for retirement

     -- Are seeking higher long-term returns and can accept a higher level of risk

     -- Are seeking to diversify your portfolio by investing in a portfolio of common stocks of large companies

     --   Are seeking an objective, disciplined investment process

WHO MAY NOT WANT TO INVEST
The fund may not be appropriate if you:

     --   Are pursuing a short-term investment goal

     --   Want stability of principal

     --   Desire a high level of current income

================================================================================

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees                                                        None
(paid directly from your investment)

Annual fund operating expenses
(paid by the fund as a % of fund net assets)

                Management fee                                          0.75%
                12b-1 distribution fees                                 None
                Other expenses                                          0.48%
                                                                        -----
                Total annual operating expenses                         1.23%
                                                                        =====


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

NUMBER OF YEARS YOU
OWN YOUR SHARES          1 YEAR      3 YEARS       5 YEARS      10 YEARS

Expenses:                 $126         $393          $679        $1,495

The example assumes:

     --   You invest $10,000 for the periods shown

     --   You redeem at the end of each period

     --   You reinvest all distributions and dividends without a sales charge

     -- The fund's operating expenses have not been capped or reduced and remain the same

     --   Your investment has a 5% return each year

MORE ABOUT THE FUNDS' INVESTMENTS AND RISKS
================================================================================

The Risk/Return Summary for each fund describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the funds' investments and certain portfolio management techniques that the funds may use. More information about the funds' investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (SAI).

EQUITY INVESTMENTS

          The equity oriented funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations.

FIXED INCOME INVESTMENTS

          Core Bond Fund may invest in all types of fixed income securities. The equity oriented funds may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

          The credit quality of securities held in a fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a fund treats the security as being rated in the higher rating category. A fund may choose not to sell securities that are downgraded below the fund's minimum accepted credit rating after their purchase.

MORTGAGE-BACKED SECURITIES

          Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

          Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

          Core Bond Fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a fund to the risk that it will lose money if the additional investments do not produce enough income to cover the fund's dollar roll obligations. In addition, if the adviser's prepayment assumptions are incorrect, a fund may have performed better had the fund not entered into the mortgage dollar roll.

FOREIGN SECURITIES
All Funds Except Tax Free Money
Market Fund and Intermediate
Municipal Bond Fund

          All of the funds except Tax Free Money Market Fund and Intermediate Municipal Bond Fund may invest in U.S. dollar denominated securities of foreign issuers. In addition, International Fund invests primarily, and Tudor Fund may invest to a lesser extent, in securities denominated in foreign currencies. Investments in securities of foreign entities and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets. In Europe, Economic and Monetary Union (EMU) and the conversion to a single currency is expected to be completed by July 2002. There are significant political and economic risks associated with EMU, which may increase the volatility of a fund's European securities and present valuation problems.

MORE ABOUT THE FUNDS' INVESTMENTS AND RISKS
================================================================================

BELOW INVESTMENT
GRADE SECURITIES
Large Cap Growth Fund
and Tudor Fund

          Large Cap Growth Fund and Tudor Fund may invest in debt securities rated below investment grade by a ratings organization, or if unrated, of comparable quality. These bonds, commonly known as "junk bonds," are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

SECURITIES LENDING

          Each fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a fund will not exceed 33 1/3% of the value of the fund's total assets. A fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the fund.

DERIVATIVE CONTRACTS
all funds except Government
Money Market Fund and
Tax Free Money Market Fund

          Each fund except Government Money Market Fund and Tax Free Money Market Fund may, but need not, use derivative contracts for any of the following purposes:
          --   To hedge against adverse changes caused by changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought
          --   As a substitute for buying or selling currencies or securities
          --   To enhance the fund's return in non-hedging situations

          Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. Only the International Fund and the Tudor Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

TEMPORARY INVESTMENTS
all funds except Government
Money Market Fund and
Tax Free Money Market Fund

          Each fund except Government Money Market Fund and Tax Free Money Market Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

PORTFOLIO TURNOVER
Core Bond Fund, Tudor Fund,
Quantitative Equity Fund
and International Fund

          Core Bond Fund, Tudor Fund, Quantitative Equity Fund and International Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains,increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the funds' performance.

INVESTMENT GOALS

          Each fund's investment goal is not fundamental and may be changed without shareholder approval by the fund's board of trustees. Tax Free Money Market Fund's policy of investing at least 80% of assets in tax-exempt money market securities is fundamental and may only be changed with the approval of that fund's shareholders. If there is a change in your fund's investment goal, you should consider whether the fund remains an appropriate investment.

DEFINITIONS

          As used in this prospectus, "duration" means the weighted-average term to maturity of a fixed income security's cash flows, based on their present values; "small cap companies" generally means companies having market capitalizations of less than $2 billion; "medium cap companies" generally means companies having market capitalizations of at least $2 billion but not more than $20 billion; and "large cap companies" generally means companies having market capitalizations in excess of $20 billion.

MANAGEMENT OF THE FUNDS
================================================================================

THE ADVISER

          Weiss, Peck & Greer, L.L.C. serves as the investment adviser to each of the funds. Robeco Institutional Asset Management US Inc. (RIAM) serves as the investment subadviser to the International Fund. WPG and RIAM are headquartered at One New York Plaza, New York, New York 10004, and are subsidiaries of Robeco Groep N.V., a Dutch public limited liability company. Founded in 1929, Robeco is one of the world's oldest asset management organizations.

          Subject to the general supervision of the funds' boards of trustees, WPG manages the funds' portfolios and is responsible for the selection and management of all portfolio investments of each fund (other than as described below for International Fund) in accordance with each fund's investment objective and policies. For International Fund, WPG is responsible for selecting and managing the fund's U.S. securities, overseeing and assisting in the management of the fund's assets by RIAM, monitoring RIAM's selection and management of the fund's investments in non-U.S. securities, and determining, in consultation with RIAM, the percentage allocation of the fund's assets between U.S. and non-U.S. securities.

THE PORTFOLIO                FUND                  PORTFOLIO MANAGER(S)            SINCE    PAST 5 YEARS' BUSINESS EXPERIENCE
MANAGERS
------------------------------------------------------------------------------------------------------------------------------

                             WPG Government        Daniel S. Vandivort and         1994     Managing director of the adviser.
The portfolio managers       Money Market Fund
are primarily responsible                          Thomas J. Girard                1996     Managing director of the adviser since
for the day-to-day                                                                          2000 and principal of the adviser
operation of the funds                                                                      1996-1999. Prior thereto, Mr. Girard
indicated beside their                                                                      served as a vice-president and portfolio
 names                                                                                      manager with Bankers Trust Company.

                             WPG Tax Free Money    Janet A. Fiorenza               1988     Managing director of the adviser.
                             Market Fund

                             WPG Intermediate      S. Blake Miller                 1993     Managing director of the adviser
                             Municipal Bond                                                 since 2001 and principal of the
                                                                                            adviser prior thereto.

                             WPG Core Bond Fund    Daniel S. Vandivort and         1995     Managing director of the adviser.

                                                   Sid Bakst                       1998     Managing director of the adviser.

                             WPG Large Cap         A. Roy Knutsen                  1992     Managing director of the adviser.
                             Growth Fund

                             Weiss, Peck & Greer   Eric Van Der Maarel             1999     Portfolio manager of the subadviser
                             International Fund                                             since 1999 and senior Fund portfolio
                                                                                            manager of Robeco, the adviser's parent
                                                                                            company.

                             WPG Tudor Fund        Walter Prendergast              2000     Managing director of the adviser
                                                                                            since 2001 and senior vice-president
                                                                                            from 1996 to 2000. Prior thereto,
                                                                                            Mr. Prendergast was an assistant
                                                                                            vice-president with Alliance Capital.

                             WPG Quantitative      David E. Byrket                 2001     Managing director of the adviser since
                             Equity Fund                                                    2001 and principal from 1996 to 2000.
                                                                                            Prior thereto, Mr. Byrket was a senior
                                                                                            risk analyst with GE Capital.

                                                   Frederick W. Herrmann           2001     Managing director of the adviser since
                                                                                            2001 and principal of the adviser from
                                                                                            1996 to 2000. Prior thereto, Mr.
                                                                                            Herrmann was a tax director for federal
                                                                                            & international tax compliance with
                                                                                            AT&T Corp.

MANAGEMENT OF THE FUNDS
================================================================================

          Management fees paid during the fiscal year ended December 31, 2000 (as % of average daily net assets)

MANAGEMENT FEES PAID BY EACH FUND


          WPG Government Money Market Fund                      0.50%
          WPG Tax Free Money Market Fund                        0.50%
          WPG Intermediate Municipal Bond Fund                  0.07%
          WPG Core Bond Fund                                    0.31%
          WPG Large Cap Growth Fund                             0.75%
          Weiss, Peck & Greer International Fund                0.50%
          WPG Tudor Fund                                        0.90%
          WPG Quantitative Equity Fund                          0.75%

ADMINISTRATION AND SERVICE PLANS
Core Bond Fund and
International Fund

          Core Bond Fund and International Fund have adopted Rule 12b-1 plans for their shares. Under the plans, the funds pay distribution and service fees for the sale of their shares and for administrative and shareholder services in an aggregate amount of up to 0.05% of their average daily net assets. These fees are an ongoing expense and over time will increase the cost of your investment and may cost you more than other types of sales charges. For the year ended December 31, 2000, the International Fund did not pay any fees under its plan and the amount paid by the Core Bond Fund represented less than 0.01% of its average daily net assets.

HOW TO BUY SHARES
================================================================================

IN GENERAL

          You may make an initial purchase of shares of any fund by mail, by wire, or through any authorized securities dealer. Shares of the funds may be purchased on any day on which the New York Stock Exchange is open for business. A completed and signed application is required for each new account you open with any fund regardless of how you choose to make your initial purchase. The funds reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted.

INVESTMENT MINIMUMS

                            ALL FUNDS EXCEPT CORE BOND FUND     CORE BOND FUND    AUTOMATIC
                                     UNIFORM GIFTS TO                             INVESTMENT
                             ORDINARY  MINOR (UGMA)   RETIREMENT                    PLAN
          INVESTMENT         ACCOUNTS   ACCOUNTS       ACCOUNTS                  (ALL FUNDS)
          -----------------------------------------------------------------------------------
          Initial Investment  $2,500      $250           $250    $25,000             n/a

          Subsequent
          Investment            $100      $100           $100     $5,000             $50

          The funds may waive these minimums at their discretion.

BY MAIL

          You may purchase shares of the funds by mailing the completed application, with your check(s) or money order(s) made payable to the particular fund(s) in which you have chosen to invest, to the funds' transfer agent, PFPC, Inc., Attention: WPG Mutual Funds, P.O. Box 60448, King of Prussia, PA 19406-0448.

BY WIRE

          You may also purchase shares of the funds by wiring your investment to a fund's wire bank account with the funds' custodian. Please call the adviser toll free at 1-800-223-3332 to receive instructions as to how and where to wire your investment. Please remember to return your completed application to the transfer agent, as described above.

THROUGH AN AUTHORIZED BROKER-DEALER

          Broker-dealers approved by the adviser are authorized to sell you shares of the funds. You also may obtain copies of the application from any such authorized securities dealer. Shares purchased through securities dealers may be subject to transaction fees, no part of which will be received by the funds or the adviser.

IN KIND PURCHASES

          Shares of the funds may be purchased in whole or in part by delivering to the funds' custodian securities determined by the adviser to be suitable for that fund's portfolio.

AUTOMATIC INVESTMENT PLAN

          The Automatic Investment Plan is a convenient way for you to purchase a fixed dollar amount of shares at regular intervals selected by you. Through the plan, you may automatically transfer funds (minimum of $50 per transaction per fund) from your designated bank account on a monthly or quarterly basis. The plan is not available to shareholders of Quantitative Equity Fund.

GOOD ORDER

          Orders to buy shares are not considered received until received "in good order." For Government Money Market Fund, Tax Free Money Market Fund, Core Bond Fund and Intermediate Municipal Bond Fund, this means that your investment has been received or converted into federal funds (which, in the case of a check drawn on a bank that is not a member of the Federal Reserve System, may take several days). You will begin to earn dividends on the business day following the date your order is converted to federal funds. For Government Money Market Fund and Tax Free Money Market Fund, if you purchase shares by federal funds wire, you may qualify for a dividend on the same date if your wire is received prior to 12:00 noon Eastern time. For the other funds, receipt of federal funds is not necessary for a request to be in good order.

          If your purchase is cancelled due to nonpayment or because your check does not clear (and as a result, shares in your account must be redeemed), you will be responsible for any loss incurred by the fund(s) affected.

HOW TO EXCHANGE SHARES
================================================================================

IN GENERAL

          You may exchange shares of a fund for shares of any other WPG Mutual Fund described in this prospectus provided all accounts are identically registered. Shares exchanged will be valued at their respective net asset values next determined after the receipt of a proper exchange request. Exchange requests may be delayed up to 15 days if shares of your initial fund were purchased by check and your check has not yet cleared.

BY TELEPHONE

          You may authorize telephone exchanges by marking the appropriate boxes on your account application and providing the information requested in the application. To exchange shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern time on any day that the funds are open. Telephone exchange requests made after 4:00 p.m. Eastern time will not be accepted.

          The telephone exchange privilege is not available with respect to (i) shares for which certificates have been issued or (ii) accounts requiring supporting legal documents for redemptions.

BY MAIL

          You may exchange fund shares by mailing a written exchange request to the funds' transfer agent, PFPC, Inc., Attention: WPG Funds; P.O. Box 60448, King of Prussia, PA 19406-0448. When making a written exchange request, please provide:

          --   Name of the fund
          --   Account number
          --   Dollar amount or number of shares to exchange
          --   Signature of each owner exactly as account is registered
          --   Your share certificates, if any, properly endorsed or with proper powers of attorney
          --   Medallion signature guarantees, if the account in the fund whose shares are being purchased will not be identically registered
          --   Any other documentation required by the transfer agent or adviser

OTHER INFORMATION ABOUT EXCHANGES

          No sales charge or other fee is imposed on exchanges. An exchange involves a redemption of the shares exchanged and may therefore result in a tax liability for you except, generally, for exchanges from Government Money Market Fund or Tax Free Money Market Fund to another fund. Unless waived by the funds, you must satisfy the initial and subsequent minimum investment for each fund you are exchanging into.

MORE ABOUT TELEPHONE TRANSACTIONS

          The funds may use identification procedures, such as providing written confirmation of telephone exchange and redemption transactions and tape recording of telephone requests, to confirm that a telephone request is genuine. The funds reserve the right to refuse any request made by telephone and may limit the amount involved or the numbers of telephone requests made by any shareholder. (Such exchange or redemption requests may, however, be made in writing in accordance with procedures described below.) During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, please consider placing your order by mail.

HOW TO REDEEM SHARES
================================================================================

IN GENERAL

          Subject to the restrictions outlined below, you may redeem all or some of your shares in the funds at a price equal to the net asset value next computed following receipt in proper form of your redemption request by the transfer agent or other fund agent. A redemption is a taxable transaction that may result in a tax liability for you, except, generally, redemptions of the shares of Government Money Market Fund or Tax Free Money Market Fund.

          Except under certain emergency conditions, your redemption payment will be sent to you (net of any required withholding taxes) within three business days after receipt of your written redemption request in proper form by the funds or their agents. You may elect in writing to have your redemption proceeds wired to your checking or bank account. Currently, the transfer agent charges a fee for wire transfers.

          The funds cannot accept requests which specify a particular date or price for redemption or which specify any other special conditions.

BY TELEPHONE

          You may authorize telephone redemptions by marking the appropriate boxes on your account application and providing the information requested in the application. To redeem shares by telephone, simply call 1-800-223-3332 between 9:00 a.m. and 4:00 p.m. Eastern time on any day that the funds are open. Telephone redemption requests made after 4:00 p.m. Eastern time will not be accepted. See "More about Telephone Transactions" above.

          The telephone redemption privilege is not available with respect to
          (i) redemptions in excess of $50,000 during any 30-day period, (ii) accounts that are registered jointly or requiring supporting legal documents or (iii) shares for which certificates have been issued. Proceeds from telephone redemptions will be mailed by check payable to the shareholder of record to the address of record, or wired to the bank as directed, on the account application.

BY MAIL

          Unless you are redeeming by telephone or through an authorized broker-dealer, you must submit a written request in "proper form" directly to PFPC, Inc., Attention: WPG Mutual Funds, P.O. Box 60448, King of Prussia, PA 19406-0448. No charge is imposed on any redemption request processed by the transfer agent.

THROUGH AN AUTHORIZED BROKER-DEALER

          You may transmit your redemption request to the funds through an authorized broker-dealer. The broker-dealer may charge you a transaction fee for this service.


PROPER FORM

          To be in proper form, your redemption request must include:

          --   Name of the fund
          --   Account number
          --   Dollar amount or number of shares to redeem
          --   Signature of each owner exactly as account is registered
          --   Your share certificates, if any, properly endorsed or with proper powers of attorney
          --   Medallion signature guarantees, if your proceeds are being sent to an address or person other than those listed on the account registration, or if you are redeeming shares represented by certificates
          --   Any other documentation required by the transfer agent or adviser
               (generally required for redemptions by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans)

          If you make a redemption request within 15 days of the date you purchased shares by means of a personal, corporate or government check, the redemption payment will be held until the check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption at the price next determined after receipt of your redemption request. You can avoid the inconvenience of this check clearing period by purchasing shares with a certified, treasurer's or cashier's check, or with a federal funds or bank wire.

SYSTEMATIC WITHDRAWAL PLAN

          The systematic withdrawal plan allows you to establish automatic monthly or quarterly transfers of a fixed amount ($50 or more) from your account(s) in the fund(s) to you or your designated bank account. You must have a minimum balance of $15,000 in a fund account to use this feature.

OTHER SHAREHOLDER SERVICE INFORMATION
================================================================================

SHAREHOLDER INQUIRIES

          If you have any questions about the funds or the shareholder services described below, please call the funds at 1-800-223-3332. Written inquiries should be sent to PFPC, Inc., Attention: WPG Mutual Funds, P.O. Box 60448, King of Prussia, PA 19406-0448.

          The funds may amend the shareholder services described in this prospectus or change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may discontinue any service you select, provided that with respect to the automatic investment and systematic withdrawal plans, the funds' transfer agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

CONFIRMATIONS, SHAREHOLDER STATEMENTS AND REPORTS

          Each time you buy or sell shares you will receive a confirmation statement for that transaction. In addition, following each distribution from your fund, you will receive a shareholder statement reflecting any reinvestment of a dividend or distribution in shares of the fund, including your current share balance with the fund. The funds will also send you shareholder reports no less frequently than semi-annually. You also will receive, shortly after year-end, tax information about your account(s) with each fund.

CHECKWRITING SERVICE

          Checkwriting is available for shareholders of Government Money Market Fund and Tax Free Money Market Fund. There is no charge for this service. The minimum amount of each check must be $500. The checkwriting service may not be used for a complete redemption of your account. If the amount of the check is greater than the value of your account, the check will be returned unpaid. In addition, checks written on amounts subject to the 15-day check clearing period, described below under "How to Redeem Shares," will be returned unpaid. All notices with respect to checks must be given to the funds' transfer agent. The checkwriting service is not available for Individual Retirement Accounts or other retirement accounts.

THE SWEEP PROGRAM

          The sweep program is a convenient way for you to invest automatically excess credit balances in any of your brokerage accounts with Weiss, Peck & Greer in shares of Government Money Market Fund or Tax Free Money Market Fund. Under the Sweep Program, if you have a brokerage account with Weiss, Peck & Greer you may elect to have credit balances automatically invested in shares of the Government Money Market Fund or Tax Free Money Market Fund. Weiss, Peck & Greer will transmit orders for the purchase of a fund's shares on the same day that excess credit balances are available in your brokerage account. To obtain further information concerning this service, please call 1-800-223-3332.

MINIMUM ACCOUNT SIZE

          Due to the relatively high cost of maintaining smaller accounts, the funds may redeem shares in any account if, as the result of redemptions, the value of that account drops below $100 ($15,000 for Core Bond Fund.) You will be allowed at least 60 days, after written notice by the funds, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

EXCESSIVE TRADING

          To protect shareholders, the funds have adopted a trading policy limiting the number of exchanges and purchase/redemption transactions (as described below) by any one shareholder account (or group of accounts under common management) to a total of six such transactions per year. This trading policy applies to: (i) exchanges into or out of any fund described in this prospectus (other than between certain fixed income funds), and (ii) any pair of transactions involving a purchase of shares of any one fund followed by a redemption of an offsetting or substantially equivalent dollar amount of shares of that same fund. If you violate this policy, your future purchases of, or exchanges into, the funds may be permanently refused. This trading policy does not prohibit you from redeeming shares of any fund. The funds may waive the trading policy at their discretion.

MEDALLION SIGNATURE GUARANTEES

          When a fund requires a signature guarantee, it must be a "medallion" signature guarantee. A "medallion" signature guarantee may be obtained from a bank, broker-dealer, or other financial institution that participates in a "medallion" program recognized by the Securities Transfer Association. The three recognized programs are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Any other signature guarantees will not be accepted. Medallion signature guarantees cannot be obtained from a notary public.

IN-KIND REDEMPTIONS

          Although the funds generally intend to satisfy redemption requests in cash, they may, under certain circumstances, satisfy redemption requests in-kind by delivering portfolio securities. See the SAI.

Share Price and Other Shareholder Information
================================================================================

HOW SHARES OF THE FUNDS ARE VALUED

          Each fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, every day the Exchange is open for regular trading. In addition, Government Money Market Fund and Tax Free Money Market Fund calculate their net asset values per share as of 12:00 p.m. Eastern time on those days on which the Exchange is open for regular trading and on which a purchase order for fund shares and related federal funds wire is received prior to 12:00 p.m. Eastern time. The net asset value per share, calculated as described below, is effective for all orders received in good order (as previously described) by the funds or their agents prior to the close of regular trading on the Exchange for that day. Orders received by the funds or their agents after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed. The Exchange is generally open Monday through Friday except for most national holidays.

          The net asset value (NAV) of each fund's shares is determined by adding the value of all securities, cash and other assets of the fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares in the fund.

          For Government Money Market Fund and Tax Free Money Market Fund, securities are valued using the "amortized cost" method, which does not consider fluctuations in the market value of the funds' portfolio securities. Instead the securities are valued at cost, and then marked up or down each day, at a constant rate, to eliminate any discount or premium over time, until the security reaches its full maturity. This method provides certainty in valuation, but it may result in periods where the "amortized cost" method results in a valuation that is higher or lower than the price Government Money Market Fund or Tax Free Money Market Fund would receive if the fund sold the security. The Board of Trustees has established procedures to monitor any such deviation between amortized cost and market value and to take corrective action should the deviation exceed specified amounts.

          For purposes of calculating each non-money market fund's NAV, securities (other than certain money market instruments) are valued primarily based on market quotations. If market quotations are not available, then the fair value of the securities is determined by a valuation committee appointed by the Board of Trustees. When the values of securities in International Equity Fund's or Tudor Fund's portfolio have been materially affected by events occurring after the close of a foreign securities exchange, the fund may price those securities at fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. The funds may use pricing services to value bonds and other fixed income investments. Money market instruments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost.

SHARE CERTIFICATES

          Government Money Market Fund, Tax Free Money Market Fund, Municipal Bond Fund, Core Bond Fund and Quantitative Equity Fund will not issue share certificates. Each other fund will not issue share certificates unless you have been a shareholder of the fund for at least 30 days and you specifically request share certificates in writing. The funds will issue certificates only for full shares. Most shareholders elect not to receive share certificates. You may not redeem or exchange shares by telephone if you have been issued certificates for those shares. If you lose a share certificate you may incur an expense to replace it.

DELIVERY OF PROSPECTUS AND SHAREHOLDER REPORTS

          With your express consent or your implied consent upon written notice, a WPG fund may elect to send prospectuses and shareholder reports on a "household" basis. This means that a WPG fund may send only one copy of a prospectus or annual report to all members of a household that are fund shareholders. If at any time you wish to revoke your consent to this practice, you may do so by contacting WPG, either orally or in writing, in the manner described above under "Shareholder Inquiries." The fund will begin sending you individual copies of any prospectus or shareholder report it delivers 30 days after receiving your revocation.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

DIVIDENDS AND DISTRIBUTIONS

          The funds normally pay dividends and distribute capital gains, if any, as follows:

                                                    INCOME DIVIDEND             CAPITAL GAIN    DISTRIBUTIONS ARE
                FUND                                 DISTRIBUTIONS              DISTRIBUTIONS    PRIMARILY FROM
          --------------------------------------------------------------------------------------------------------

          WPG Government Money Market Fund        Monthly (declared daily)        Annually*       Income
          WPG Tax Free Money Market Fund          Monthly (declared daily)        Annually*       Income
          WPG Intermediate Municipal Bond Fund    Monthly (declared daily)        Annually        Income
          WPG Core Bond Fund                      Monthly (declared daily)        Annually        Income
          WPG Large Cap Growth Fund                      Annually                 Annually        Capital gain
          WPG Tudor Fund                                 Annually                 Annually        Capital gain
          Weiss, Peck & Greer International Fund         Annually                 Annually        Capital gain
          WPG Quantitative Equity Fund                   Annually                 Annually        Capital gain

          --------------
          *These funds do not expect to make any capital gain distributions.

          The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid U.S. federal tax. Unless you instruct otherwise, capital gain distributions and dividends are reinvested in additional shares of the same fund that you hold. The funds' distributions and dividends (except for "exempt-interest dividends" paid by Tax Free Money Market Fund or Intermediate Municipal Bond Fund), whether received in cash or reinvested in additional fund shares, are subject to U.S. federal income tax. You do not pay a sales charge on reinvested distributions or dividends.

TAXES

          In general, distributions and share transactions are taxed as follows:

          Transaction     U.S. Federal Income Tax Status

          Redemption or exchange of shares      Usually capital gain or loss
                                                (except usually no gain or loss
                                                for Tax Free Money Market Fund
                                                and Government Money Market
                                                Fund); long-term only if shares
                                                owned more than one year

          Long-term capital gain distributions  Long-term capital gain

          Short-term capital gain distributions Ordinary income

          Dividends                             Ordinary income (for all funds
                                                except Tax Free Money Market
                                                Fund and Intermediate Municipal
                                                Bond Fund)*

          ----------
          * Tax Free Money Market Fund and Intermediate Municipal Bond Fund intend to distribute the interest they earn on tax-exempt municipal securities as "exempt-interest dividends," which are excludable from gross income for U.S. federal income tax purposes but may be subject to state and local income tax. These funds' distributions from other sources, if any, would be taxable as described above.

          Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend (other than a dividend declared daily), because it will be taxable to you even though it may actually be a return of a portion of your investment.

          After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any reportable redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends (other than exempt-interest dividends), and, except for redemptions of shares of Tax Free Money Market Fund and Government Money Market Fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the performance of the funds for the past five years. Certain information reflects financial results for a single share for the funds' fiscal years ended December
31. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report (available upon request).



$ per share                                                                                                            ratios

                        Net         Total                 Distri-
                        Realized    Income/               butions                                       Ratio of   Invest-
      Net       Net     and         (Loss)     Dividends  From             Net               Net        Net        ment
      Asset     Invest- Unrealized  From       From       Net              Asset             Assets at  Ratio of   Income To
      Value at  ment    Gains or    Investment Net        Realized Total   Value at          End of     Expenses   Average Portfolio
      Beginning Income  (Losses) on Opera-     Investment Capital  Distri- End of   Total    Year       To Average Net     Turnover
      of Year   (Loss)  Securities  tions      Income     Gains    butions Year     Return   ($000's)   Net Assets Assets  Rate

Tudor
2000  $22.91    $0.00  ($1.50)     ($1.50)     $0.00     ($3.00)  ($3.00)  $18.41  ( 5.20%)  $ 94,418    1.28%     (0.22%)    84.0%
1999   15.74     0.00    9.88        9.88       0.00     ( 2.71)  ( 2.71)   22.91   63.26     108,780    1.37      (0.37)    139.4
1998   21.90    (0.02) ( 4.86)     ( 4.88)      0.00     ( 1.28)  ( 1.28)   15.74  (22.01)     86,817    1.28      (0.22)    143.6
1997   23.28     0.06    2.46        2.52       0.00     ( 3.90)  ( 3.90)   21.90   11.11     166,459    1.24      (0.44)    106.3
1996   22.95    (0.14)   4.41        4.27       0.00     ( 3.94)  ( 3.94)   23.28   18.82     181,370    1.25      (0.57)    105.4

Large Cap Growth Fund
2000   39.88    0.01   ( 0.94)     ( 0.93)      0.00     ( 5.35)  ( 5.35)   33.60  ( 1.68)    109,347    1.01      (0.03)     78.2
1999   40.64    0.14     4.91        5.05     ( 0.16)    ( 5.65)  ( 5.81)   39.88   12.68     145,734    1.03       0.40      68.1
1998   35.11    0.26     9.38        9.64     ( 0.26)    ( 3.85)  ( 4.11)   40.64   27.51     160,698    1.04       0.71      64.6
1997   29.32    0.24    10.30       10.54     ( 0.24)    ( 4.51)  ( 4.75)   35.11   36.27     117,146    1.06       0.88      69.6
1996   26.02    0.24     6.11        6.35     ( 0.39)    ( 2.66)  ( 3.05)   29.32   24.42      82,937    1.15       1.50      75.8

Quantitative Equity Fund
2000    5.23    0.00   ( 0.42)     ( 0.42)    ( 0.01)   ( 0.94)   ( 0.95)    3.86  ( 7.32)     29,824    1.23       0.02     106.6
1999    5.79    0.02     0.73        0.75     ( 0.03)   ( 1.28)   ( 1.31)    5.23   13.90      76,452    1.08       0.24      95.6
1998    5.84    0.05     1.46        1.51     ( 0.06)   ( 1.50)   ( 1.56)    5.79   26.71      73,884    1.06       0.49      89.4
1997    5.89    0.08     1.42        1.50     ( 0.08)   ( 1.47)   ( 1.55)    5.84   25.47      96,055    1.03       1.03      77.7
1996    6.85    0.16     1.13        1.29     ( 0.15)   ( 2.10)   ( 2.25)    5.89   18.51     102,450    0.95       1.52      60.8

International
2000   10.54    0.03   ( 2.49)     ( 2.46)      0.00     ( 0.06)  ( 0.06)    8.02  (23.32)      6,432    2.38      (1.16)    120.5
1999    9.25    0.01     2.71        2.72       0.00     ( 1.43)  ( 1.43)   10.54   29.83       7,323    3.50      (1.70)    125.4
1998   10.15    0.00     1.65        1.65       0.00     ( 2.55)  ( 2.55)    9.25   16.28       6,375    2.35       0.06      98.8
1997   10.29    0.01     0.29        0.30     ( 0.01)    ( 0.43)  ( 0.44)   10.15    2.89       8,555    1.89       0.02      55.1
1996   11.01   (0.07)    0.57        0.50     ( 0.04)    ( 1.18)  ( 1.22)   10.29    4.64      13,161    1.71       0.31      85.2

Core Bond
2000    9.07    0.60     0.33        0.93     ( 0.60)      0.00   ( 0.60)    9.40   10.66     114,547    0.50       6.58     509.0
1999    9.64    0.56   ( 0.57)     ( 0.01)    ( 0.56)      0.00   ( 0.56)    9.07  ( 0.12)    137,487    0.50       5.98     531.2
1998    9.34    0.54     0.30        0.84     ( 0.54)      0.00   ( 0.54)    9.64    9.26     139,463    0.50       5.71     684.9
1997    9.19    0.51     0.15        0.66     ( 0.51)      0.00   ( 0.51)    9.34    7.37     108,443    0.86       5.56     330.3
1996    9.38    0.64   ( 0.29)       0.35     ( 0.54)      0.00   ( 0.54)    9.19    3.85     120,804    0.81       5.87     333.1

Intermediate Municipal Bond
2000   10.05    0.46     0.39        0.85     ( 0.46)      0.00   ( 0.46)   10.44    8.73      16,941    0.81       4.58      23.8
1999   10.55    0.44   ( 0.50)     ( 0.06)    ( 0.44)      0.00   ( 0.44)   10.05  ( 0.54)     20,210    0.85       4.32      83.2
1998   10.45    0.45     0.14        0.59     ( 0.47)    ( 0.02)  ( 0.49)   10.55    5.72      25,341    0.85       4.23      45.7
1997   10.14    0.47     0.31        0.78     ( 0.47)      0.00   ( 0.47)   10.45    7.85      23,508    0.85       4.55      39.8
1996   10.20    0.48   ( 0.06)       0.42     ( 0.48)      0.00   ( 0.48)   10.14    4.20      15,214    0.85       4.72      44.4

Government Money Market
2000    1.00    0.06     0.00        0.06     ( 0.06)      0.00   ( 0.06)    1.00    5.74     375,679    0.68       5.59       N/A
1999    1.00    0.04     0.00        0.04     ( 0.04)      0.00   ( 0.04)    1.00    4.45     372,448    0.70       4.36       N/A
1998    1.00    0.05     0.00        0.05     ( 0.05)      0.00   ( 0.05)    1.00    4.80     428,443    0.73       4.62       N/A
1997    1.00    0.05     0.00        0.05     ( 0.05)      0.00   ( 0.05)    1.00    4.76     207,817    0.81       4.68       N/A
1996    1.00    0.04     0.00        0.04     ( 0.04)      0.00   ( 0.04)    1.00    4.56     152,786    0.83       4.48       N/A

Tax Free Money Market
2000    1.00    0.04     0.00        0.04     ( 0.04)      0.00   ( 0.04)    1.00    3.71     208,911    0.70       3.67       N/A
1999    1.00    0.03     0.00        0.03     ( 0.03)      0.00   ( 0.03)    1.00    2.80     117,520    0.76       2.76       N/A
1998    1.00    0.03     0.00        0.03     ( 0.03)      0.00   ( 0.03)    1.00    3.05     131,268    0.75       3.01       N/A
1997    1.00    0.03     0.00        0.03     ( 0.03)      0.00   ( 0.03)    1.00    3.23     130,083    0.74       3.17       N/A
1996    1.00    0.03     0.00        0.03     ( 0.03)      0.00   ( 0.03)    1.00    3.14     117,423    0.72       3.10       N/A


================================================================================

The adviser agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the adviser not so agreed, and had the funds not received a custody fee earnings credit, the total return would have been lower and the ratio of expenses to average net assets and ratio of net investment income to average net assets would have been:

                                                                Ratio of
                                                                Net
                                        Ratio of                Investment
                                        Expenses                Income
                                        to Average              to Average
                                        Net Assets              Net Assets
                Quantitative Equity
                        2000               1.24%                   0.01%
                        1998               1.07%                   0.48%

                International
                        2000               2.42%                  (1.20%)
                        1999               3.55%                  (1.75%)
                        1998               2.38%                   0.03%
                        1997               1.92%                  (0.01%)
                        1996               1.76%                   0.26%
                        1995               1.76%                   0.39%

                Core Bond
                        2000               0.79%                   6.29%
                        1999               0.81%                   5.67%
                        1998               0.89%                   5.32%

                Intermediate Municipal Bond
                        2000               1.04%                   4.35%
                        1999               1.08%                   4.09%
                        1998               1.06%                   4.02%
                        1997               1.15%                   4.25%
                        1996               1.01%                   4.56%
                        1995               0.97%                   4.25%

                Tax Free Money Market
                        1998               0.76%                   3.00%

For the Tudor, Large Cap Growth, Quantitative Equity, Government Money Market and Tax Free Money Market Funds custody fee earnings credit had an effect of less that 0.01% per share on the above ratios. The custody fee earnings credit had an effect of less than 0.01% on the above ratios in 1995, 1996,1997 and 2000 for the Quantitative Equity, Core Bond and Tax Free Money Market Funds and in 1995, 1996, 1997, 1998 and 2000 for the Intermediate Municipal Bond Fund.

--------------------------------------------------------------------------------
                              Weiss, Peck & Greer
                                  Mutual Funds
--------------------------------------------------------------------------------


FOR MORE INFORMATION

If you want more information about the Weiss, Peck & Greer Mutual Funds, the following documents are available upon request:

SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) provides more detailed information about each fund. It is incorporated into this prospectus by reference.

        ---------------------------------------------
        Investment Company Act file numbers     811-
        ---------------------------------------------
        Government Money Market Fund
        Tax Free Money Market Fund
        Intermediate Municipal Bond Fund
        Core Bond Fund
        Quantitative Equity Fund                4404
        ---------------------------------------------
        Large Cap Growth Fund                   1447
        ---------------------------------------------
        Tudor Fund                              1745
        ---------------------------------------------
        International Fund                      5759
        ---------------------------------------------


HOW TO OBTAIN THIS INFORMATION

You may get free copies of the funds' shareholder reports and the SAI by contacting the funds at:

        Address:        WPG Mutual Funds
                        PFPC, Inc.
                        P.O. Box 60448
                        King of Prussia, PA 19406-0448

        Telephone:      1-800-223-3332

        email:          wpginvest.com

You can review the funds' shareholder reports, prospectus and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of these documents for free from the SEC's website at http://www.sec.gov, or for a fee by writing, or e-mailing:

        Address:        Public Reference Room
                        Securities and Exchange Commission
                        Washington, D.C. 20549-0102

        email:          publicinfo@sec.gov

You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


================================================================================
If someone makes a statement that is not in this prospectus about any of the funds, you should not rely upon that information. Neither the funds nor their distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                               WPG CORE BOND FUND
                           WPG LARGE CAP GROWTH FUND
                                  WPG TUDOR FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                          WPG QUANTITATIVE EQUITY FUND
                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                 (800) 223-3332


                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2001



     This combined Statement of Additional Information (SAI) is not a prospectus, but expands upon and supplements the information contained in the combined prospectus dated May 1, 2001, as amended and/or supplemented from time to time, of WPG Government Money Market Fund, WPG Tax Free Money Market Fund, WPG Intermediate Municipal Bond Fund, WPG Core Bond Fund, WPG Large Cap Growth Fund, WPG Tudor Fund, Weiss, Peck & Greer International Fund, and WPG Quantitative Equity Fund.

         This Statement of Additional Information should be read in conjunction with the fund's prospectus. Additional information about each funds' investments is available in the funds' annual and semi-annual reports to shareholders. Investors can obtain free copies of reports and prospectuses by contacting the funds at the phone number above. Each fund's financial statements, which are included in the 2000 annual reports to shareholders, are incorporated by reference into this SAI.

THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----


The Funds' Investment Objectives, Policies and Techniques......................
Investment Restrictions .......................................................
Advisory, Subadvisory and Administrative Services .............................
Code of Ethics...............................................................
Trustees and Officers .........................................................
How to Purchase Shares ........................................................
Redemption of Shares ..........................................................
Net Asset Value ...............................................................
Investor Services .............................................................
Dividends, Distributions and Tax Status .......................................
Portfolio Brokerage ...........................................................
Portfolio Turnover ............................................................
Organization ..................................................................
Custodian .....................................................................
Transfer Agent ................................................................
Legal Counsel .................................................................
Independent Auditors ..........................................................
Calculation of Performance Data ...............................................
Financial Statements ..........................................................
Appendix A - Bond Ratings and Glossary .....................................A-1
Appendix B - Investors Services.............................................B-1

                              THE FUNDS' INVESTMENT
                            OBJECTIVES, POLICIES AND
                                   TECHNIQUES

         The WPG Government Money Market Fund (the "Government Money Market Fund"), WPG Tax Free Money Market Fund (the "Tax Free Money Market Fund"), WPG Intermediate Municipal Bond Fund (the "Municipal Fund"), WPG Core Bond Fund (the "Core Bond Fund"), WPG Large Cap Growth Fund (the "Large Cap Growth Fund"),
WPG Tudor Fund (the "Tudor Fund"), Weiss, Peck & Greer International Fund (the "International Fund"), and WPG Quantitative Equity Fund (the "Quantitative Fund") each have their own investment objective and investment policies. Tax Free Money Market Fund and Government Money Market Fund are sometimes referred to herein as the "Money Market Funds".

         Weiss, Peck & Greer, L.L.C. (the "Adviser") serves as each fund's investment adviser and administrator. Robeco Institutional Asset Management US Inc. ("RIAM") serves as the investment subadviser to the International Fund.

         Each fund is a diversified, open-end, management investment company (or series thereof). The investment objectives, policies and restrictions of each fund may be changed or altered by the Board of Trustees of their respective fund (each, a "Board" and collectively, the "Boards") without shareholder approval, except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which each fund may invest and certain other investment policies are further described in the prospectus. There can be no assurance that any of the funds' investment objectives will be achieved.

         The Appendix to this SAI contains a description of the quality categories of corporate bonds and municipal obligations in which the funds may invest and a Glossary describing some of the funds' investments.

GOVERNMENT MONEY MARKET FUND

     In addition to the types of investments described in the prospectus, the Government Money Market Fund may invest in the following types of money market instruments:

(1) Short-term obligations, including certificates of deposit, loan participations, bankers' acceptances and time deposits of banks and savings and loan associations whose deposits are federally insured and that have total assets in excess of $1 billion (except that obligations of smaller institutions may be held in amounts not exceeding federal insurance coverage);

(2) Short-term corporate obligations, including notes and bonds with remaining actual or effective maturities of 13 months or less;

(3) Commercial paper (unsecured promissory notes having maturities of nine months or less) issued by corporations and finance companies;

(4) U.S. dollar-denominated obligations of foreign issuers. Up to 20% of the Government Money Market Fund's assets may be invested in obligations of foreign branches of U.S. banks (Eurodollar obligations) and U.S. branches of foreign banks (Yankee dollar obligations), if in the opinion of the Adviser such obligations are of comparable quality to obligations of domestic banks the fund may purchase; and

(5) Privately issued obligations collateralized by a portfolio of U.S. Government securities or by a portfolio of privately issued asset-backed securities.

         Certain of these money market securities may have adjustable or floating rates of interest or periodic demand features.

TAX FREE MONEY MARKET FUND

         Although it has no current intention of doing so, the Tax Free Money Market Fund may, under normal market circumstances, invest up to 20% of its net assets in obligations the interest on which is subject to regular federal income tax. To the extent the fund invests in these securities, a portion of the income the fund receives and distributes to shareholders would be subject to regular federal, as well as state and local, income tax. The fund's distributions from its tax-exempt interest income may also be subject to alternative minimum tax and/or state and local income taxes. Such taxable short-term obligations will be of the same type as are permissible investments for the Government Money Market Fund.

MUNICIPAL FUND

         As a temporary defensive measure during times of adverse market conditions, the Municipal Fund may invest up to 50% of its assets in (a) corporate commercial paper and other short-term commercial obligations rated Prime-1 or MIG by Moody's Investors Service, Inc. ("Moody's") or A-1 or AAA by Standard & Poor's Ratings Group ("Standard & Poor's"); (b) obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion or more of assets; (c) U.S. Government securities; and (d) other taxable investment grade securities. Distributions from the income earned on those investments would be taxable to shareholders.

INTERNATIONAL FUND

         The International Fund's investment objective is long-term capital growth and, to a lesser extent, current income. The Fund expects that the income component of its investment objective generally will be commensurate with the level of dividends it receives from investing in equity securities of companies included in the Morgan Stanley Capital International Europe Australia Far East Index, the Fund's benchmark. The Fund currently does not intend to invest in fixed income securities to increase the size of the income component of its investment objective.

"SPECIAL SITUATIONS"

         The Tudor Fund may invest in "Special Situations" as defined in, and subject to, its fundamental investment restriction set forth under "Investment Restrictions." Since every Special Situation involves, to some extent, a break with past experience, the uncertainties in the appraisal of future value and the risk of possible loss of capital are greater than in the experienced, well-established companies carrying on business according to long-established patterns. The market price of a Special Situation may decline significantly if an anticipated development does not materialize. For the very same reasons, however, the fund believes that if a Special Situation is carefully studied by the Adviser and an investment is made at the appropriate time, maximum appreciation may be achieved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Subject to its investment restrictions and policies, each fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by a fund. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase price may be the same, with interest at a stated rate due to the fund together with the repurchase price on repurchase. In either case, the income to the fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each fund's respective limitation on investments in illiquid securities.

         Repurchase agreements are considered by the Securities and Exchange Commission (the "SEC") to be loans by the purchaser collateralized by the underlying securities. For the Government Money Market Fund and the Tax Free Money Market Fund, the underlying security must be either a U.S. Government security or a security rated in the highest rating category. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary U.S. Government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the funds may invest. The funds will monitor the value of the underlying securities throughout the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a fund. Each fund will maintain a segregated account with the Custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.

         In addition to the risk of the seller's default or a decline in value of the underlying security, a fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a fund not within the control of that fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the funds acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.

         The Core Bond Fund may enter into reverse repurchase agreements with domestic banks or broker-dealers, subject to its policies and restrictions. Under a reverse repurchase agreement, the fund sells a security held by it and agrees to repurchase the instrument on a specified date at a specified price, which includes interest. The fund will use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

         The Core Bond Fund will enter into reverse repurchase agreements only when the Adviser believes the interest income and fees to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

         Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the seller. The Core Bond Fund may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

         In connection with entering into reverse repurchase agreements, the fund will segregate U.S. Government securities, cash or cash equivalents with an aggregate current value sufficient to repurchase the securities or equal to the proceeds received upon the sale, plus accrued interest.

FOREIGN SECURITIES


         The International Fund invests primarily, and the Tudor Fund may invest, in securities of foreign issuers. The Government Money Market Fund, the Core Bond Fund, Large Cap Growth Fund and Quantitative Fund may also invest in securities of foreign issuers that are denominated in U.S. dollars. Investment in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investment in U.S. issuers.


         Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Although fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, the funds will endeavor to achieve the most favorable net results on their foreign portfolio transactions.

         There is generally less government supervision and regulation of stock exchanges, brokers and listed companies in foreign countries than in the United States. In some foreign transactions there may be a greater risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign custodian. The U.S. dollar value of foreign securities will be favorably or adversely affected by exchange rate fluctuations between the dollar and the applicable foreign currency. A fund will incur costs in converting foreign currencies into U.S. dollars.

INVESTING IN EMERGING MARKETS. The International Fund may invest in countries with emerging economies or securities markets.

       MARKET CHARACTERISTICS. Debt securities of most emerging markets issuers may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in settlement could result in temporary periods when a portion of the fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability of the fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     ECONOMIC, POLITICAL AND SOCIAL FACTORS. Emerging markets may be subject to a greater degree of economic, political and social instability that could significantly disrupt the principal financial markets than are the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the fund.

EURODOLLAR, YANKEE DOLLAR AND YANKEE BOND INVESTMENTS. The funds may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

DEPOSITORY RECEIPTS. With respect to certain foreign securities, the funds may purchase depository receipts of all kinds, including American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts
(GDRs) and International Depository Receipts (IDRs). ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs, GDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank or trust company, and evidence ownership of non-U.S. securities. ADRs are traded on domestic exchanges or in the U.S. over-the-counter (OTC) market and, generally, are in registered form. EDRs, GDRs and IDRs are traded on non-U.S. exchanges or in non-U.S. OTC markets and, generally, are in bearer form. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are readily available, and
(ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. To the extent a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.


RISK CONSIDERATIONS OF MEDIUM GRADE SECURITIES

     Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the fund should continue to hold the security. However, at no time may the Municipal Fund have more than 5% of its net assets invested in securities rated below investment grade as a result of such downgrades.

RISK CONSIDERATIONS OF LOWER RATED SECURITIES


     The Large Cap Growth Fund and Tudor Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody's or B by Standard & Poor's (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severally disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.


     High yield fixed income securities (commonly known as "junk bonds") are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

     The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a fund defaulted, the fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a fund's net asset value, to the extent it holds such securities.

     High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security's value will decrease in a rising interest rate market, as will the value of a fund's assets, to the extent it holds such fixed income securities.

         In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser's ability to accurately value such securities and a fund's assets and on the fund's ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

         New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

     Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security's liquidity so the fund can meet redemption requests.

FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS

     Each fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A fund will not enter into such transactions for the purpose of leverage.

     When-issued purchases and forward commitments enable a fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

     The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a fund's net asset value starting on the date of the agreement to purchase the securities, and the fund is subject to the rights and risks of ownership of the securities on that date. A fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a fund may agree to a longer settlement period.

     A fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a fund may dispose of or renegotiate a commitment after it is entered into. A fund also may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. A fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

     When a fund purchases securities on a when-issued or forward commitment basis, the fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the fund's purchase commitments. These procedures are designed to ensure that the fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

LOANS OF PORTFOLIO SECURITIES

     Subject to its investment restrictions, each fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The rules of the New York Stock Exchange, Inc. give a fund the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a fund would receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

     At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees.

OPTIONS ON SECURITIES AND SECURITIES INDICES


     WRITING COVERED OPTIONS. The Core Bond Fund, Large Cap Growth Fund, Tudor Fund, International Fund and Quantitative Fund may each write covered call and (except Large Cap Growth Fund) put options on any securities in which it may invest or on any securities index based on securities in which it may invest. In addition, International Fund may write call and put options on currencies. A fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that the fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a fund obligates the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the International Fund, may be quoted or denominated in any currency, in a segregated account noted on the fund's records or maintained by the fund's custodian with a value at least equal to the fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

     A fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     A fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A fund may also cover call and put options on a securities index by using the other methods described above.

     PURCHASING OPTIONS. The Core Bond Fund, Tudor Fund, International Fund and Quantitative Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased. In addition, the International Fund may purchase put and call options on currencies.

     A fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. The International Fund may write covered put and call options and purchase put and call options on foreign currencies to seek to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

     A call option written by the fund obligates the fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by the fund obligates the fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     The fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     The fund would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the fund are denominated or quoted. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

     The fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of the fund's portfolio securities due to currency exchange rate fluctuations. The fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. Although the funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the securities index at prices which may not reflect current market values or exchange rates; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500 Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser or RIAM regarding movements in securities prices, interest rates or currency exchange rates are incorrect, a fund's investment results may have been better without the hedge transactions.

     There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a fund's ability to enter such options will be subject to the fund's limitation on investments on illiquid securities.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         To seek to increase total return or to hedge against changes in interest rates, securities prices or, in the case of the International Fund (but only for hedging purposes), currency exchange rates, Core Bond Fund, Tudor Fund, International Fund and Quantitative Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies (in the case of the International Fund) and any other financial instruments and indices. A fund will engage in futures and related options transaction only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The International Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (in the case of the International Fund) foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the International Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a fund intends to purchase. However, the fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS. The funds will engage in futures and related options transactions only for bona fide hedging or, except for purchases or sales by the International Fund of futures on currencies, to seek to increase total return as permitted by the CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or securities or instruments which it expects to purchase. Except as stated below, a fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the fund owns or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the International Fund to purchase securities or currencies, require the fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

     The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices, interest rates or currency exchange rates are incorrect, the fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between a fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the fund's portfolio are various futures on Eurodollars, U.S. Go vernment securities, securities indices and foreign currencies.

FORWARD FOREIGN CURRENCY TRANSACTIONS


     The International Fund, Large Cap Growth Fund and Tudor Fund may each, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.


     The funds are permitted to enter into forward contracts under two circumstances. First, when a fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

       Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.


Although the funds have no current intention to do so, the funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

     The funds will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the funds to deliver an amount of foreign currency in excess of the value of the funds' respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, a fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If a fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the fund into such currency. If a fund engages in an offsetting transaction, the fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

     The funds' transactions in forward contracts will be limited to those described above. Of course, no fund is required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a fund will not do so unless deemed appropriate by the Adviser.

     When entering into a forward contract, a fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the fund's total assets committed to the consummation of forward currency exchange contracts which require the fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the fund on a daily basis so that the value of the segregated securities will equal the amount of the fund's commitments with respect to such contracts.

     This method of protecting the value of a fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a fund's foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

     While the funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to the risk of foreign exchange loss.

     Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price.

     The funds' foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

MORTGAGE-BACKED SECURITIES

       Certain funds, and in particular the Government Money Market Fund and the Core Bond Fund, may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

     Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the funds do not intend to invest in residual interests.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Certain funds, and in particular the Government Money Market Fund and the Core Bond Fund, may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

     Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., Standard & Poor's or Moody's), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

     Examples of credit enhancement arising out of the structure of the transaction include "senior- subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

     Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

     Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (I.E., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a fund from selling such securities held in its portfolio at times or prices that it desires.

RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

     Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

     The Core Bond Fund may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Core Bond Fund may enter into mortgage dollar roll transactions in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

During the roll period, the Core Bond Fund will not receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Core Bond Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Core Bond Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

ASSET-BACKED SECURITIES


     Certain funds, and in particular the Government Money Market Fund and Core Bond Fund, may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately- formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks similar to those associated with Mortgage-Backed Securities, asset-backed securities present further risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See "Risk Factors Associated with Mortgage-Backed Securities."


CONVERTIBLE SECURITIES AND PREFERRED STOCKS

     Certain funds may invest in debt securities or preferred stocks that are convertible into or exchangeable for common stock. Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stock but after those of bond owners. Preferred stocks in which the funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a fund's investment in preferred stocks and securities convertible into or exchangeable for common stocks.

STRUCTURED OR HYBRID NOTES


     The Large Cap Growth Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark market while fixing the maximum loss that the fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal.


     It is expected that not more than 5% of the fund's net assets will be at risk as a result of investments in structured or hybrid notes. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the volatility of the fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the fund's limitation on investments in illiquid securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

     The Government Money Market Fund, Tax Free Money Market Fund and Municipal Fund may invest in variable amount master demand notes, which are a form of commercial paper. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser will consider, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. These notes generally are not rated by Moody's or Standard & Poor's. A fund may invest in them only if the Adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which that fund may invest, including, in the case of the Government Money Market Fund and Tax Free Money Market Fund, the requirements of the rules of the SEC applicable to theuse of the amortized cost method of securities valuation.

         For the purpose of limitations on the maturities of the investments of a fund, variable amount master demand notes will be considered to have a maturity of one day unless the Adviser has reason to believe that the borrower could not make immediate repayment upon demand.

VARIABLE RATE DEMAND INSTRUMENTS

     The Government Money Market Fund, Tax Free Money Market Fund and Municipal Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations and other debt securities providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

     The variable rate demand instruments that these funds may purchase are payable on demand on not more than thirty calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The funds intend to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity, or (3) to maintain the respective quality standards of each fund's investment portfolio. A fund will determine the variable rate demand instruments that it will purchase in accordance with procedures approved by the Boards to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets a fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of a fund. The Adviser will reevaluate each unrated variable rate demand instrument held by a fund on a quarterly basis to determine that it continues to meet the fund's quality criteria.

     The value of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. The funds may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent a fund purchases such instruments, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on variable rate demand instruments is made in relation to changes in the applicable rate adjustment index, variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

     The maturity of the variable rate demand instruments held by the funds will ordinarily be deemed to be the longer of (1) the notice period required before a fund is entitled to receive payment of the principal amount of the instrument or
(2) the period remaining until the instrument's next interest rate adjustment.

     The acquisition of variable rate demand notes for the Government Money Market Fund and the Tax Free Money Market Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation.

PARTICIPATION INTERESTS

     Subject to their respective investment objective and policies, Government Money Market Fund and Tax Free Money Market Fund may purchase from banks participation interests in all or part of specific holdings of municipal or other debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the Adviser has determined meets the prescribed quality standards of each fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of a fund, the credit of the selling bank will, subject in each instance to the requirements of rules issued by the SEC applicable to the use by these funds of the amortized cost method of valuation. Each fund will have the right to sell the participation interest back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to that fund, (2) to maintain the quality standards of each fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a fund in connection with the arrangement. Tax Free Money Market Fund will not purchase participation interests in municipal obligations unless it receives an opinion of issuer's counsel or a ruling of the Internal Revenue Service (the "Service") satisfactory to its Board that interest earned by the fund on municipal obligations in which it holds participation interests is excluded from gross income for Federal income tax purposes in the hands of such fund.

MUNICIPAL OBLIGATIONS

     Tax Free Money Market Fund and Municipal Fund may invest in municipal obligations. Government Money Market Fund and Core Bond Fund may invest in municipal obligations, but generally to a lesser extent than Tax Free Money Market Fund and Municipal Fund. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular Federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are "notes" and "bonds."

     Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

     Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

     The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue obligations are not backed by the credit and taxing authority of the issuer, but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

     Industrial development bonds (now a subset of a class of bonds known as "private activity bonds"), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Distributions by the Tax Free Money Market Fund and the Municipal Fund of interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

     These funds may also invest in municipal securities in the form of notes which generally are used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

     An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933, as amended (the "1933 Act"), prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

     The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to the Tax Free Money Market Fund's investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

     For the purpose of a fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

     Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

     The Tax Free Money Market Fund expects that it will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% its total assets in municipal obligations the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Tax Free Money Market Fund may invest more than 25% of its total assets in municipal obligations of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities to the extent such securities are tax-exempt as defined in the Code; or industrial development and pollution control bonds. The Municipal Fund will not invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state. There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, the Adviser believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

     The acquisition of municipal securities by the Tax Free Money Market Fund will also be subject to the rules of the SEC applicable to use of the amortized cost method of securities valuation.

     A fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually) and the interest rates payable on floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. A fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if that fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate maturity.

     MUNICIPAL LEASES. Funds that may invest in municipal securities may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering, or the failure to fully recover, the fund's original investment. To the extent that a fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the Municipal Fund's 15% (10% with respect to the Money Market Funds) limitation on investments in illiquid securities.

       PRE-REFUNDED MUNICIPAL SECURITIES. Funds that invest in municipal securities may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

STAND-BY COMMITMENTS

     The Tax Free Money Market Fund and Municipal Fund may acquire stand-by commitments. Acquisition of stand-by commitments by a fund may improve portfolio liquidity by making available same-day settlements on sales of portfolio securities (and thus facilitate the same-day payments of redemption proceeds in federal funds). A fund may engage in such transactions subject to the limitations in the rules under the 1940 Act. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at that fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

     Stand-by commitments acquired by the funds will generally have the following features: (1) they will be in writing and will be physically held by the fund's custodian; (2) the funds' rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Adviser's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding the cost, if any, of the stand-by commitment) of the municipal obligations which are subject to the commitment (excluding any accrued interest which the fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

     The Trust, on behalf of the Tax Free Money Market Fund and the Municipal Fund, expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the funds will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. If the fund pays additional consideration for a stand-by commitment, the yield on the security to which the stand-by commitment relates will, in effect, be lower than if the fund had not acquired such stand-by commitment.

     It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Boards will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. When a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

     The Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with this position in any particular case or that stand-by commitments will be available to the funds, nor have the funds assumed that such commitments would continue to be available under all market conditions.

     A fund, subject to its investment policies and restrictions, may also enter into stand-by commitments in which the fund may bind itself to accept delivery of a municipal obligation with a stated price and fixed yield upon the exercise of an option held by the other party to the agreement at a stated future date. The fund will receive a commitment fee in consideration of its agreement to "stand-by" to purchase the municipal obligation. This stand-by commitment may be deemed to be the sale by the fund of a put. The stand-by commitment agreement creates a risk of loss to the investment company and its shareholders well in excess of the commitment fees the fund would receive as consideration for entering into the agreement. For example, if interest rates in the marketplace increase after the agreement is made, it is likely that the contract price on the delivery date will exceed the then current market value of the municipal obligation. The broker-dealer can be expected to exercise its option and, in effect, pass the decline in the value of the municipal obligation to the investment company. That decline in value may significantly exceed the fee received by the investment company for entering into the agreement. In accordance with the SEC's General Statement of Policy (IC-10666), and in order to limit risk of loss, if a fund engages in a stand-by commitment transaction, such fund will maintain in a segregated account, commencing on the date the fund enters into the stand-by commitment agreement, liquid assets equal to the value of the purchase price under the stand-by commitment.

ZERO COUPON AND CAPITAL APPRECIATION BONDS

     Funds that may invest in debt securities may invest in zero coupon and capital appreciation bonds. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value that do not entitle the holder to any payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

REAL ESTATE INVESTMENT TRUSTS

     Each fund, other than the Money Market Funds and Municipal Fund, may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Funds that invest in REITs will indirectly bear their proportionate share of any expenses paid by such REITs in addition to the expenses paid by the funds.

     Investing in REITs involves certain risks: equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

     Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are either (i) backed by the full faith and credit of the U.S. Government (E.G., U.S. Treasury bills), (ii) guaranteed by the U.S. Treasury (E.G., Ginnie Mae mortgage-backed securities), (iii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury (E.G., Fannie Mae discount notes) or (iv) supported only by the issuing agency's or instrumentality's own credit (E.G. securities of each of the Federal Home Loan Banks). Such guarantees of U.S. Government securities held by a fund do not, however, guarantee the market value of the shares of the fund. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future.

RESTRICTED AND ILLIQUID SECURITIES

     Each fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the 1933 Act, including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a fund will not invest more than 15% of its net assets (10% of total assets in the case of the Government Money Market Fund and the Tax Free Money Market Fund) in illiquid investments, which include repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Boards determine, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Boards have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of the fund's portfolio securities. The Boards, however, retain sufficient oversight and are ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Boards will carefully monitor the funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

OTHER INVESTMENT COMPANIES

     Each fund, subject to authorization by its Board, may invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, a fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the fund's investment objectives, policies and restrictions. The ability of the funds to convert to the so-called master-feeder fund structure has been approved by the funds' shareholders. The Boards do not intend to authorize investing in this manner at this time.

     Each fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Quantitative Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Municipal Fund will only invest in investment companies that are money market funds which invest in municipal obligations. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the fund.

MARKET CHANGES

     The market value of the funds' investments, and thus the funds' net asset values, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

PORTFOLIO TURNOVER

     Although no fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by any fund and a fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the applicable fund and its shareholders. The actual portfolio turnover rates for each fund are noted in the prospectus.

                             INVESTMENT RESTRICTIONS

     Each fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the applicable fund. As defined in the 1940 Act and as used in the prospectus and this SAI, "a majority of the outstanding voting securities" of a fund, means the lesser of (1) 67% of the shares of the fund present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the fund. So long as these fundamental restrictions are in effect, each fund may not:

FOR THE GOVERNMENT MONEY MARKET FUND, TAX FREE MONEY MARKET FUND, MUNICIPAL FUND AND CORE BOND FUND:

1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. Government securities or, with respect to each fund other than the Municipal Fund, repurchase agreements collateralized by U.S. Government securities and shares of other investment companies), if:

      (a)such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b)such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

     provided, however, that each fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as such fund.

2. Purchase or sell real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein or, for Municipal Bond Fund, real estate acquired by the fund as a result of the ownership of securities), but it may lease office space for its own use and invest up to 15% of its assets in publicly held real estate investment trusts.

3. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not apply to reverse repurchase agreements entered into in accordance with a fund's investment policies.

4. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposit or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

5. Engage in the business of underwriting securities of others, except to the extent that the fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

6. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets (except securities of banks and bank holding companies in the case of the Government Money Market Fund and the Tax Free Money Market Fund and except municipal securities, U.S. Government securities and securities the payment of which is secured by U.S. Government securities in the case of the Municipal Bond Fund); provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund. In addition, in the case of the Municipal Bond Fund, for purposes of this restriction, state and municipal governments and their agencies and instrumentalities are not deemed to be industries.

 7. Issue senior securities, except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

FOR THE QUANTITATIVE FUND:

1. Purchase or sell real estate, but the fund may lease office space for its own use as its principal office and may invest in securities of companies engaged in the real estate business.

2. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes.

3. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposits or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.
4. Engage in the business of underwriting securities of others, except to the extent that the fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets except that the fund may concentrate its assets in securities of issuers in any industry to the extent the S&P 500 Index is so concentrated; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

6. Invest in commodities or in commodities contracts except that the fund may purchase and sell financial futures contracts on securities, indices and currencies and options on such futures contracts, and the fund may purchase securities on a forward commitment or when-issued basis.

7. Issue senior securities except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

8. With respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

         (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.


For the Large Cap Growth Fund:


1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. Government securities or, with respect to each fund other than the Municipal Fund, repurchase agreements collateralized by U.S. Government securities and shares of other investment companies), if:

         (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

         provided, however, that each fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as such fund.


2. Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

3. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets, provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

4. Lend its funds to other persons, except through the purchase of all or a portion of an issue of debt securities publicly distributed or other securities or debt obligations in accordance with its objective or through entering into repurchase agreements; provided that each such repurchase agreement has a duration of no more than seven days and that the value of all of the fund's outstanding repurchase agreements, together with the value of all illiquid investments of the fund, does not exceed 15% of the fund's total assets at any time.

5. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and theaggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

6. Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the fund's total assets (including amounts borrowed) at the time of borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

7. Issue senior securities, except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

8. Engage in the business of underwriting the securities of other issuers (except as the fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

FOR THE TUDOR FUND:

1. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund. In this connection, the fund may invest in "Special Situations." The term "Special Situation" shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective) which may qualify a security as a "Special Situation" may be one of many different types. Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. A "Special Situation" may often involve a comparatively small company which is not well known and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company's earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a "Special Situation." The fund may invest in securities (even if not "Special Situations") which, in the opinion of the investment adviser of the fund, are appropriate investments for the fund, including securities which the investment adviser of the fund believes are undervalued by the market. The fund shall not be required to invest any minimum percentage of its aggregate portfolio in "Special Situations," nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than "Special Situations."

2. With respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

          (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

          (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

 3. Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

4. Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

5. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

6. Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

7. Engage in the business of underwriting the securities of others, except to the extent that the fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

8. Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the fund's total assets (including the amount borrowed), at the time of such borrowing.

9. Issue senior securities except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

FOR THE INTERNATIONAL FUND:

1. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, excluding securities issued or guaranteed by the U.S. Government or by its agencies and instrumentalities except that the fund may invest up to 10% of its total assets in repurchase agreements with any member bank of the Federal Reserve System or member of the NASD which is a primary dealer in U.S. Government securities; or purchase more than 10% of the voting securities of any class of any issuer; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

2. Make an investment that would result in more than 25% of its total assets being invested in securities of issuers in the same industry, except U.S. Government securities; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

3. Purchase or sell commodities or commodities contracts, except that the fund may enter into or purchase futures contracts, including but not limited to contracts for the future delivery of securities, contracts based on securities indices, forward foreign currency contracts, foreign currency futures and options, and options on securities.

4. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

 5. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

6. Engage in the business of underwriting the securities of other issuers (except as the fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

8. Invest its assets in securities of other open-end investment companies but the fund may invest in closed-end investment companies to the extent permitted by the 1940 Act or rules, regulations or orders issued thereunder; provided, however, that the fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the fund.

 9. Participate on a joint or joint and several basis in any securities trading account; provided, however, that combining or "bunching" of orders of other accounts under the investment management of the Adviser shall not be considered participation in a joint securities trading account.

10. Invest in or retain the securities of any issuer, if, to the knowledge of the fund, those officers and trustees of the fund who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

11. Issue senior securities, except as permitted under the 1940 Act and except that the fund may issue shares of beneficial interest in multiple classes or series.

12. Purchase securities on margin except as short-term credits may be necessary for the clearance of transactions; provided, however, that this restriction shall not prohibit the fund from entering into repurchase agreements or option contracts, nor from entering into transactions pursuant to investment restriction 14 below.

13. Make short sales of securities except short sales against the box; provided, however, that this restriction shall not prohibit the fund from writing or entering into option contracts.

14. Borrow money, except as a temporary or emergency measure, and then only from banks and trust companies in an aggregate amount not exceeding 10% of the value of its total assets taken at cost. The fund may pledge, mortgage, or hypothecate no more than 15% of its total assets in connection with such borrowings.

15. Lease, acquire, purchase, sell or hold real estate (including limited partnership interests which are not readily marketable), but it may lease office space for its own use and invest in (1) readily marketable interests of real estate investment trusts or readily marketable securities of issuers whose business involves the purchase and sale of real estate; and (2) securities secured by real estate or interests therein.

         Each fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that fund.

         For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Standard & Poor's Stock Guide. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

         In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the fund may not:

         (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

         (b) Purchase securities of any other investment company except as permitted by the 1940 Act.

         (c) Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

         (d) Invest more than 15% of its net assets in securities which are illiquid (10% of total assets for Government Money Market Fund and Tax Free Market Fund).

         (e) Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

         Except with respect to each fund's fundamental investment restriction regarding borrowings, any investment limitation of a fund that is expressed as a percentage is determined at the time of investment by the fund. An increase or decrease in a fund's net asset value or a company's market capitalization subsequent to a fund's initial investment will not affect the fund's compliance with the percentage limitation or the company's status as small, medium or large cap. From time to time, the adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the prospectus. Similarly, except with respect to the Money Market Funds, an issuer's credit quality is determined only at the time of the last investment by the fund in securities of that issuer. If a change occurs in an issuer's credit quality subsequent to a fund's investment, the adviser will consider what action to take, if any, with respect to that security. Under the 1940 Act, each fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe.


                            ADVISORY, SUBADVISORY AND
                             ADMINISTRATIVE SERVICES

INVESTMENT ADVISER

         Weiss, Peck & Greer, L.L.C. (the "Adviser" or "WPG"), One New York Plaza, New York, New York 10004, serves as investment adviser and administrator to each fund.

         On or about September 9, 1998, Robeco Groep N.V., a Dutch public limited liability company ("Robeco"), acquired all of the outstanding equity interests of WPG from its prior owners (the "Acquisition"). As a result of the Acquisition, WPG is an indirect, wholly-owned subsidiary of Robeco. Robeco is the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 100% of the shares of Robeco.

         The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V.,
(9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V.,
(12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in three U.S. investment advisers, in addition to being the parent company of WPG.

         The Robeco Group, through its subsidiaries, has approximately 2,600 employees worldwide. Of the approximately $103 billion in assets under management at December 31, 2000, approximately $20 billion was managed in the U.S.

         In connection with the Acquisition, the funds' Boards, including a majority of the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the funds or WPG (the "non-Interested Trustees"), approved the funds' current investment advisory agreements (the "Advisory Agreements") at a meeting held on May 19, 1998. The Advisory Agreements were approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each fund at a joint special meeting of shareholders held on July 29, 1998, and became effective upon the consummation of the Acquisition. Except for the dates of execution, effectiveness and termination, the terms of each fund's Advisory Agreement are substantially identical to the terms of such fund's investment advisory agreement which was in effect immediately prior to the Acquisition.

         Pursuant to the Advisory Agreements, the Adviser supervises and assists in the management of the assets of each fund and furnishes each fund with research, statistical and advisory services. In managing the assets of the funds (except as described below under "Subadviser to the International Fund"), the Adviser furnishes continuously an investment program for each fund consistent with the investment objectives and policies of that fund. More specifically, the

Adviser determines from time to time what securities shall be purchased for the fund, what securities shall be held or sold by the fund and what portion of the fund's assets shall be held uninvested as cash, subject always to the provisions of the applicable fund's Declaration of Trust, By-Laws and registration statement and to its investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the applicable fund's Board may from time to time establish. To carry out such determinations, the Adviser places orders for the investment and reinvestment of each fund's assets. (See "Portfolio Brokerage.")

         For its investment advisory services under the Advisory Agreements, the Adviser receives an annual fee, payable monthly, which varies in accordance with the average daily net assets of the funds under the management of the Adviser. The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as a fund's investment adviser during any entire monthly period.

         The annual fee rates under the Advisory Agreements and the advisory fees paid to the Adviser under the prior investment advisory agreements for the fiscal years ended December 31, 1998, 1999 and 2000 are as set forth on the following page.


                                                                 ADVISORY FEES PAID
                                                                     DECEMBER 31,
                                 ANNUAL
FUND                            FEE RATE                       1998          1999         2000
----                            --------                       ----          ----         ----

Government Money        0.50% of net assets up to            $1,279,834   $1,839,378    $1,875,749
Market Fund and         $500 million
Tax Free Money Market   0.45% of net assets                     601,613      655,032       867,250
Fund                    $500,000 million to $1 billion
                        0.40% of net assets $1
                        billion to $1.5 billion
                        0.35% of net assets in
                        excess $1.5 billion

Municipal Fund(1)       0.00% of average daily                   73,997       66,183        12,306
                        net assets while net
                        assets are less than
                        $17 million
                        0.50% of average
                        daily net assets
                        while net assets are
                        $17 million or more

Core Bond Fund(1)       0.60% of net assets                     337,351      414,812       403,358
                        up to $300 million
                        0.55% of net assets $300
                        million to $500 million
                        0.50% of net assets in
                        excess of $500 million

Large Cap Growth        0.75% of net assets                   1,058,219    1,086,017        50,953
Fund

Tudor Fund              0.90% of net assets up                1,155,406      737,025       992,489
                        to $300 million
                        0.80% of net assets $300
                        million to $500 million
                        0.75% of net assets in
                        excess of $500 million

International Fund(2)   0.50% of net assets                      41,449       29,474        37,951
                        while net assets are
                        less than $15 million
                        0.85% of net assets
                        while net assets are
                        between $15 million
                        and $20 million
                        1.00% of net assets while
                        net assets are $20
                        million or more

Quantitative Fund       0.75% of net assets                     612,722      565,270       337,327



                                       38

---------------
         (1) During the fiscal year ended December 31, 2000, 1999 and 1998, WPG agreed not to impose a portion of its advisory fees on and to assume certain other expenses of the Municipal Fund and the Core Bond Fund. Had WPG not so agreed, the Municipal Fund would have paid advisory fees of $48,912, $118,150 and $96,169 and the Core Bond Fund would have paid $768,330, $811,810 and $732,856 respectively.

          (2) See "Subadviser to the International Fund" below for a discussion of the subadvisory fees paid by the Adviser to the International Fund's subadviser.




         Each Advisory Agreement provides that the Adviser will not be liable for any loss sustained by a fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.

         Each Advisory Agreement may be modified or amended only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable fund and by a vote of the majority of the non-Interested Trustees of the fund. Each Advisory Agreement's continuance after its initial two-year term must be approved annually by a majority vote of the applicable Board or by a vote of the holders of a "majority of the outstanding voting securities" of the applicable fund, but in either event it also must be approved by a vote of a majority of the non-Interested Trustees of the applicable fund, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated without penalty, by either party, upon not more than 60 days' written notice and will terminate automatically in the event of its assignment.


         As of December 31, 2000, WPG had capital of approximately $132 million. WPG consists of 49 Managing Directors, one of whom is a member of the NYSE, and certain principals. WPG has approximately 346 full-time employees in addition to its Managing Directors. As of December 31, 2000, WPG and its affiliates had assets under management of approximately $20 billion, primarily for institutions and high net worth individuals.



         Roger J. Weiss is a Senior Managing Director of WPG and Chairman of the Board and Trustee of each of the funds and President of the International Fund. Stephen H. Weiss, brother of Roger J. Weiss, is also a Senior Managing Director of WPG. Ronald M. Hoffner is a Managing Director of WPG, and Executive Vice President and Treasurer of each of the funds. Joseph J. Reardon is a Senior Vice President of WPG and a Vice President and Secretary of each of the funds. Steven
M. Pires is Vice President of WPG and Assistant Vice President of each of the funds. Daniel S. Vandivort is a Managing Director of WPG and President of Funds Trust. R. Scott Richter is a Managing Director of WPG and Vice President of Tax Free Money Market Fund and Municipal Fund. Janet A. Fiorenza is a Managing Director of WPG and a Vice President of Tax Free Money Market Fund. A. Roy Knutsen is a Managing Director of WPG and President of the Large Cap Growth Fund. C. Lennis Koontz is a Managing Director of WPG and Vice President of the Large Cap Growth Fund. Walter Prendergast is a Managing Director of WPG and President of Tudor Fund. David E. Byrket and Frederick W. Herrmann are Managing Directors of WPG and Vice Presidents of the Quantitative Fund. S. Blake Miller is a Managing Director of WPG and Vice President of the Municipal Fund.


         The persons responsible for the day-to-day management of each fund's portfolio are listed in the prospectus. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in each fund's investment decisions and all of the Managing Directors in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.

         In the management of the funds and their other accounts, WPG and its affiliates allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the funds are concerned. However, it is the judgment of the Board that the desirability of continuing the funds' advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

SUBADVISER TO THE INTERNATIONAL FUND

         Robeco Institutional Asset Management US Inc. (RIAM) serves as the investment subadviser to the International Fund. RIAM, which is headquartered at One New York Plaza, New York, New York 10004, is an affiliate of WPG and an indirect wholly owned subsidiary of WPG's parent company, Robeco. The ownership of Robeco is described above under "Investment Adviser." RIAM serves as the International Fund's subadviser pursuant to an investment subadvisory agreement among WPG, RIAM and the International Fund (the "Subadvisory Agreement"). The Subadvisory Agreement was approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the International Fund's shareholders.

         Under the Subadvisory Agreement, RIAM provides the International Fund and WPG with investment research, advice and supervision, and with an investment program for that portion of the International Fund's portfolio invested in non-U.S. securities. In return for these services, WPG pays RIAM a quarterly subadvisory fee equal on an annual basis to 40% of the advisory fee paid by the International Fund to WPG. In the event that the amount payable to WPG is reduced, the amount payable by WPG to RIAM will be likewise reduced by a proportionate amount. The International Fund has no responsibility to pay RIAM's fees and pays only WPG's advisory fees.

         In connection with providing investment subadvisory services to the International Fund, in addition to using its own personnel, RIAM utilizes the services of certain personnel ("Shared Personnel") of Robeco Nederland, B.V. ("RN BV") and Robeco Institutional Asset Management, B.V. ("RIAM BV"). When providing investment advisory services to the International Fund, the Shared Personnel act solely in their capacity as associated persons of RIAM. RIAM also uses certain administrative services of RN BV and RIAM BV, including data processing and related recordkeeping services, and client report preparation services. RN BV and RIAM BV are both located at Coolsingel 120, 3011 AG Rotterdam, The Netherlands.

         The Subadvisory Agreement provides that the Subadviser is not liable for any loss sustained by the International Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance by the Subadviser of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties thereunder.

         Prior to August 1999, the International Fund's subadviser was Hill Samuel Asset Management Limited ("Hill Samuel"). Two of Hill Samuel's affiliates, Hill Samuel Investment Management Limited and Lloyds Investment Management International Limited, respectively, preceded Hill Samuel as the International Fund's subadviser, and each eventually merged into Hill Samuel. Hill Samuel is a United Kingdom corporation and an indirect wholly owned subsidiary of Lloyds TSB of London, a U.K. banking institution. Hill Samuel served as subadviser to the International Fund pursuant to a subadvisory agreement which was substantially similar to the Subadvisory Agreement, except for the parties, dates of execution, effectiveness and termination.

         RIAM or its predecessors agreed not to impose all or a portion of their subadvisory fee (payable by WPG) from time to time since the International Fund's inception. For the years ended December 31, 1998, 1999 and 2000, WPG paid RIAM or its predecessors, as the case may be, $16,580, $11,790 and $15,180 respectively, in subadvisory fees.

ADMINISTRATOR

         WPG, in its capacity as administrator to the funds, performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for each fund under separate administration agreements (the "Administration Agreements"). More specifically, these obligations pursuant to the Administration Agreements include, subject to the general supervision of the Boards, (a) providing supervision of all aspects of the funds' non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the funds), (b) providing the funds, to the extent not provided pursuant to their custodian and transfer agency agreements or agreements with other institutions, with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the funds' expense, of their tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the SEC and other regulatory authorities,
(d) providing the funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services,
(e) maintaining all of the funds' records other than those maintained pursuant to such agreements or the Advisory Agreements, and (f) providing to the funds transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and teaching).

         For its services under the Administration Agreements, WPG is entitled to receive a fee, computed daily and payable monthly, at an annual rate based on each fund's average daily net assets, and the annual fee rates are as set forth below.


                            ADMINISTRATION FEES PAID
                        FOR THE YEARS ENDED DECEMBER 31,

                          PRESENT
FUND                   ANNUAL RATE(1)        1998          1999         2000
----                   ------------          ----          ----         ----

Government Money Market      0.01%          $102,376     $ 75,702      $ 37,515
Fund

Tax Free Money               0.04%            56,398     $ 57,288      $ 69,380
Market Fund

Municipal Fund               0.00%               -0-          -0-           -0-

Core Bond Fund(2)            0.00%               -0-          -0-           -0-


Large Cap Growth Fund        0.03%            84,658     $ 68,072      $ 50,953


Tudor Fund                   0.06%            64,189     $ 58,064      $ 88,221

International Fund           0.00%               -0-          -0-           -0-

Quantitative Fund            0.05%            46,029     $ 50,363      $ 31,484

--------
          (1) The Trustees review the rate at which the administration fees are paid at least annually and may change the rate of compensation without shareholder approval. The administration fees were paid at different rates than those set forth above at various times during the periods shown.

          (2) The fund waived its entire administration fee of $61,432 for 1998 and $22,151 for 1999.


         Each Administration Agreement provides that WPG will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the matters to which the Agreements relate, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of WPG in the performance of its duties or from the reckless disregard by WPG of its obligations and duties thereunder. Each Administration Agreement's continuance must be approved annually by a majority vote of the Board and may be terminated without penalty, by either party, upon not more than 60 days' written notice.

PRINCIPAL UNDERWRITER

         Provident Distributors, Inc., a subsidiary of PFPC, Inc., (formerly First Data Distributors, Inc.), Four Falls Corporate Center, Suite 600, West Conshohocken, Pennsylvania 19428-2961 (the "Underwriter") serves as the principal underwriter in connection with the continuous offering of shares of each fund pursuant to an Underwriting Agreement dated August 1998. The Underwriting Agreement's continuance after its initial two-year term must be approved annually by the Trustees, including a majority of the non- Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was initially approved by the Trustees at a meeting held on July 22, 1998. As the funds' principal underwriter, the Underwriter performs certain services related to the distribution of shares of the funds to the public.

         The Underwriter bears all expenses in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives to any investment dealers and financial firms for distribution related services. The Underwriter also pays certain expenses in connection with the distribution of the funds' shares, including the cost of preparing, printing and distributing advertising materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. WPG, and not the funds, bears the fees charged by the Underwriter. Each fund bears, among other things, the cost of registering its shares under federal, state and foreign securities law.

EXPENSES

         With respect to each fund, the fund pays: (i) fees and expenses of any investment adviser or administrator of the fund; (ii) organization expenses of the fund; (iii) fees and expenses incurred by the fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of the Adviser's employees rendering legal services to the fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the fund; (x) the expenses of and fees for registering or qualifying shares of the fund for sale and of maintaining the registration of the fund and registering the fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the fund who are not affiliated with the Adviser; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the fund insofar as they govern agreements with any such custodian;
(xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business.

         During the fiscal year ended December 31, 2000, for the Municipal Fund, the Adviser voluntarily waived a portion of its management fee equal to $52,057, $51,966 and $36,607 during the fiscal years ended December 31, 1998, 1999 and 2000.For the Core Bond fund, the Adviser voluntarily waived a portion of its management fee equal to $395,505, $397,000 and $365,072, respectively during the same fiscal periods. See the prospectus regarding current fee waivers and expense limitations.


         Each fund may also enter into arrangements with third parties that provide omnibus accounting and transfer agency-related services (including recordkeeping and nondistribution-related shareholder servicing) for the benefit of fund shareholders who are the beneficial owners of fund shares held in nominee form with the third parties. A fund may compensate such third parties for the provision of subaccounting and transfer agency-related services based on a percentage of the fund's assets for which such entities perform such services. To the extent that a fund compensates a third party for the provision of these services, it will not incur duplicative fees with its transfer agent. As of the date of this SAI, the funds have entered into arrangements with the following third parties omnibus account service providers: Jack White (Large Cap Growth Fund, Tudor Fund, Corroon (each fund), Core Bond Fund, International Fund, Quantitative Fund and Municipal Fund), Schwab (Quantitative Fund and Municipal
Fund) and Fidelity (Large Cap Growth Fund, Tudor Fund, Core Bond Fund, Quantitative Fund and Municipal Fund).


         The funds' Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

         In an attempt to avoid any potential conflict with portfolio transactions for a fund, the Adviser and the funds have adopted a Code of Ethics in accordance with the requirements of the 1940 Act. The Code contains extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates and others who normally come into possession of information regarding fund portfolio transactions. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the funds and their shareholders come before those of the Adviser and its employees. The Code is on public file with and available from, the SEC.

ADMINISTRATION AND SERVICE PLANS

         Under the administration and service plans of the Core Bond Fund and the International Fund (each, a "Plan" and together, the "Plans"), these funds may enter into contracts ("Servicing Agreements") with banks (other than the Custodian), trust companies, broker-dealers (other than WPG) or other financial organizations ("Service Organizations") to provide certain administrative and shareholder services ("Services") on behalf of the funds. In connection with the Acquisition, the Boards of the International Fund and Funds Trust, including a majority of the non-Interested Trustees, approved the current Plans at a meeting held on May 19, 1998. Each Plan was approved by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable fund at a joint special meeting held on July 29, 1998, and became effective upon the consummation of the Acquisition. The terms of the Plans are substantially identical to the terms of the funds' administration and service plans in effect prior to the consummation of the Acquisition.


       A Service Organization will receive a fee payable by the applicable fund in respect of shares held by or through such Service Organization for its customers for Services performed pursuant to the Plan and the applicable Servicing Agreement. The schedule of fees and the basis upon which such fees will be paid will be determined by the Trustees of the applicable fund; provided, however, that the aggregate annual fees to be paid to all Service Organizations and a fund's expenses under the Plans will not exceed 0.05% of the fund's average daily net assets per year. Neither the Custodian nor WPG will be a Service Organization or receive fees for Services. During the year ended December 31, 2000, the Core Bond Fund paid or incurred fees to Service Organizations of $352 pursuant to its Plan, all of which was paid to dealers. During the year ended December 31, 2000, no fees were paid by the International Fund pursuant to its Plan.

         Rule 12b-1 (the "Rule") under the 1940 Act regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of fund shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees to be paid to certain Service Organizations, in some cases, could be deemed to be payment of distribution expenses, and because the Core Bond Fund and the International Fund bear the expense of preparing, printing and distributing the prospectus and Statement of Additional Information, the Boards have adopted the Plans and will enter into Service Agreements pursuant thereto. In adopting the Plans, the Boards concluded that there is a reasonable likelihood that the Plans will benefit the Core Bond Fund and the International Fund and their respective shareholders by the provision of the services described above. Specifically, the Boards determined that the Plans may increase the assets of the funds which may reduce each fund's expense ratio, reduce securities transaction costs, reduce the advisory fee rates, prevent untimely disposition of portfolio securities to meet redemption requests and increase the diversification of the fund's investments.

         The Plans permit, among other things, the payments to Service Organizations and the reimbursement by the funds, as well as the payment by the funds, of the costs of preparing, printing and distributing prospectuses and statements of additional information for prospective and existing shareholders and of implementing and operating the Plans as described above. A report of the amounts so expended, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which a fund may bear for distribution pursuant to its Plan without shareholder approval and that the other material amendments of the Plan must be approved by the Trustees, and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in the related Service Agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the non-Interested Trustees of Funds Trust and the International Fund has been committed to the discretion of the non-Interested Trustees of Funds Trust and the International Fund. Each Plan is subject to annual approval, by the applicable Board and by the non-Interested Trustees who do not have any direct or indirect financial interest in the operation of the Plan or in any of such Service Agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

         Each Plan is terminable at any time by a vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any of the related Service Agreements or by vote of the holders of a "majority of the outstanding voting securities" of the applicable fund. Any Service Agreement will be terminable without penalty, at any time, by vote of a majority of the non-Interested Trustees who have no direct or indirect financial interest in the operation of the applicable Plan or in any of the related Service Agreements, or upon not more than 60 days' written notice to the Service Organization by vote of the holders of a majority of the outstanding voting securities of the applicable fund. Each Service Agreement will terminate automatically in the event of its assignment.

         The Core Bond Fund and the International Fund may engage banks to perform administrative and shareholder servicing functions. Judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the funds and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers pursuant to state law.

                              TRUSTEES AND OFFICERS

         Each Board has responsibility for management of the business of its fund(s). The executive officers of each fund are responsible for its day to day operation. Set forth below is certain information concerning the Trustees and officers of the funds. Unless otherwise noted, each individual serves in the capacity indicated with each fund. Trustees and executive officers deemed to be "interested persons" of the funds for purposes of the 1940 Act are indicated by an asterisk(*). Each of the non-Interested Trustees is a member of each fund's Audit Committee and Special Nominating Committee.



NAME, ADDRESS AND                                             PRINCIPAL OCCUPATIONS
DATE OF BIRTH                       POSITION(S) HELD          DURING PAST FIVE YEARS
-------------                       ----------------          ----------------------


Roger J. Weiss*                     Chairman of the           Senior Managing Director, WPG;
One New York Plaza                  Board and                 Executive Vice President and Director,
New York, NY 10004                  Trustee;                  WPG Advisers, Inc.
4/29/39                             President(8)


Raymond R. Herrmann, Jr.             Trustee                  Chairman of the Board, Sunbelt Beverage
654 Madison Avenue                                            Corporation (distributor of wines and
Suite 1400                                                    liquors); Former Vice Chairman and
New York, NY 10017                                            Director, McKesson Corporation (U.S.
                                                              distributor of drugs and health care
9/11/20                                                       products, wine and spirits); Life Member,
                                                              Board of Overseers of Cornell Medical
                                                              College; Member of Board and Executive
                                                              Committee, Sky Ranch for Boys; Member,
                                                              Evaluation Advisory Board, Biotechnology
                                                              Investments, Ltd.

Lawrence J. Israel                  Trustee                   Private Investor; Director and Trustee of
200 Broadway, Suite 249                                       the Touro Infirmary; Member of the
New Orleans, LA 70018                                         Intercollegiate Athletics Committee of the
                                                              Administrators of the Tulane Educational
12/13/34                                                      Fund


                                       46


NAME, ADDRESS AND                                             PRINCIPAL OCCUPATIONS
DATE OF BIRTH                       POSITION(S) HELD          DURING PAST FIVE YEARS
-------------                       ----------------          ----------------------

Graham E. Jones                     Trustee                   Senior Vice President, BGK Realty Inc.;
330 Garfield Street,                                          Financial Manager, Practice
Suite 200                                                     Management Systems (Medical Services
Santa Fe, NM 87501                                            Company); Director, the Malaysia Fund;
                                                              Director, twelve closed-end funds managed
1/31/33                                                       by Morgan Stanley Asset Management;
                                                              Trustee, various investment companies
                                                              managed by Morgan Grenfell Capital
                                                              Management, Inc. and Morgan Grenfell
                                                              Investment Services, Ltd.

William B. Ross                     Trustee                   Financial Consultant; Former Senior Vice
2733 E. Newton Avenue                                         President, Mortgage Guaranty Insurance
Shorewood, WI 53211                                           Corporation (mortgage credit insurer);
                                                              Former Senior Vice President, MGIC
8/22/27                                                       Investment Corporation (financial services
                                                              holding company).

Robert A. Straniere                 Trustee                   Member, New York State Assembly; Sole
182 Rose Avenue                                               Proprietor, Straniere Law Firm; Director,
Staten Island, NY 10306                                       various Reich and Tang Funds.
3/28/41

Daniel S. Vandivort*                President (1,4,5,6,7)     Managing Director, WPG
One New York Plaza
New York, NY 10004

7/4/54




                                       47


NAME, ADDRESS AND                                             PRINCIPAL OCCUPATIONS
DATE OF BIRTH                       POSITION(S) HELD          DURING PAST FIVE YEARS
-------------                       ----------------          ----------------------

A. Roy Knutsen*                     President(2)              Managing Director, WPG
One New York Plaza
New York, NY 10004

6/10/40

Walter Prendergast*                 President(3)              Managing Director, WPG since 2001; Senior Vice
One New York Plaza                                            President, WPG 1996-2000; Assistant Vice
New York, NY 10004                                            President, Alliance Capital

2/23/65

Ronald M. Hoffner*                  Executive Vice            Managing Director, WPG
One New York Plaza                  President and
New York, NY 10004                  Treasurer

10/06/50


Janet A. Fiorenza*                  Vice President(1)         Managing Director, WPG
One New York Plaza
New York, NY 10004

6/9/49

Thomas J. Girard                                              Managing Director, WPG since 2000, Principal
One New York Plaza                                            1996-1999.  Prior thereto Vice President Bankers
New York, NY  10004                                           Trust Co.

3/25/62

S. Blake Miller*                    Vice President(5)         Managing Director, WPG since 2001,
One New York Plaza                                            Principal prior thereto.
New York, NY 10004

3/4/65

David E. Bryket*                    Vice President(4)         Managing Director, WPG since 2001;
One New York Plaza                                            Principal, WPG 1996-2001; Senior Risk
New York, NY 10004                                            Analyst with GE Capital.

2/26/63

Frederick W. Herrmann               Vice President (4)        Managing Director, WPG since 2001;
One New York Plaza                                            Principal, WPG 1996-2001;
New York, NY 10004                                            Tax Director, AT&T Corp.

3/21/57




                                       48

NAME, ADDRESS AND                                             PRINCIPAL OCCUPATIONS
DATE OF BIRTH                       POSITION(S) HELD          DURING PAST FIVE YEARS
-------------                       ----------------          ----------------------

C. Lennis Koontz II                 Vice President (2)        Managing Director, WPG since 2000.
One New York Plaza                                            Vice President Smith Barney Asset
New York, NY 10004                                            Management prior thereto.

10/28/42

R. Scott Richter                    Vice President (1,5)      Managing Director, WPG.
One New York Plaza
New York, NY 10004

12/6/50

Joseph J. Reardon*                  Vice President            Senior Vice President, Mutual Fund
One New York Plaza                  and Secretary             Operations, WPG.
New York, NY 10004

4/4/60

Sid Bakst*                          Management                Managing Director, WPG since 1999
One New York Plaza                                            Principal 1998 - 1999.  Prior thereto
New York, NY  10004                                           Vice President New York Life Asset.

8/9/62

Steven M. Pires*                    Assistant Vice            Vice President, Mutual Fund
One New York Plaza                  President                 Operations, Weiss, Peck & Greer L.L.C.
New York, NY 10004                                            since 1999.
                                                              Assistant Vice President Smith Barney
9/12/56                                                       Asset Management 1996-1999.

Therese Hogan                       Assistant                 Manager, State Regulation, PFPC, Inc.
PFPC, Inc.                          Secretary
53 State Street
Boston, MA 02109


2/27/62

---------
1  Tax Free Money Market Fund.
2  Large Cap Growth Fund.
3  Tudor Fund.
4  Quantitative Fund.
5  Municipal Fund.
6  Government Money Market Fund.
7  Core Bond Fund.
8  International Fund.

                      COMPENSATION OF TRUSTEES AND OFFICERS

         The funds pay no compensation to their Trustees affiliated with the Adviser or to their officers. None of the Trustees or officers have engaged in any financial transactions with any fund or with the Adviser during the past fiscal year (other than the purchase and redemption of fund shares) and except that certain Trustees and officers who are managing directors or directors of the Adviser may, from time to time, purchase and sell ownership interests in the Adviser.

The table on the following page sets forth the compensation paid to the Trustees for the funds' fiscal years ended December 31, 2000.


                           AGGREGATE COMPENSATION FROM




                                                                                              PENSION OR  RETIREMENT
                                                                                              TOTAL
                      GOVERN-  TAX                                                            BENEFITS   COMPENSATION
                      MENT     FREE                    LARGE                                  ACCRUED AS FROM THE FUNDS
                      MONEY    MONEY             CORE  CAP                 INTERNA-  QUANTI-  PART OF    AND OTHER
                      MARKET   MARKET  MUNICIPAL BOND  GROWTH     TUDOR    TIONAL    TATIVE   FUNDS'     FUNDS IN
NAME OF TRUSTEE       FUND     FUND    FUND      FUND  FUND       FUND     FUND      FUND     EXPENSES   COMPLEX*
-----------------------------------------------------------------------------------------------------------------------
Roger J. Weiss           $0       $0      $0       $0       $0       $0       $0      $0        $0          $0
Raymond R. Herrmann, Jr.2,500   2,500  2,500    2,500    2,500    2,500     2,500    2,500       0      20,000
Lawrence J. Israel      2,500   2,500  2,500    2,500    2,500    2,500     2,500    2,500       0      20,000
Graham E. Jones         2,500   2,500  2,500    2,500    2,500    2,500     2,500    2,500       0      20,000
William B. Ross         2,500   2,500  2,500    2,500    2,500    2,500     2,500    2,500       0      20,000
Robert A. Straniere     2,500   2,500  2,500    2,500    2,500    2,500     2,500    2,500       0      20,000

-------------
* As of December 31, 2000, there were 8 mutual funds in the Weiss, Peck & Greer group of funds that publicly offer their shares.



BENEFICIAL OWNERSHIP
AS OF MARCH 31, 2001

                   SHARES (PERCENTAGE OF OUTSTANDING) HELD BY
                   ------------------------------------------


                                                                                         WPG ADVISORY
                                 TRUSTEES AND                                            ACCOUNTS IN WHICH
                                 OFFICERS                         WPG ADVISORY           WPG DISCLAIMS
FUND                             (AS A GROUP)        WPG          ACCOUNTS(1)           BENEFICIAL OWNERSHIP
----                             ------------        ---          -----------           --------------------

Government Money Market Fund    14,701,682    3.2%         0      0.0%      160,886,026   35%       160,886,026    100%

Tax Free Money Market Fund       3,015,454    1.2%         0      0.0%      194,322,858   76%       194,322,858    100%

Municipal Bond Fund                 42,306    2.4%         0      0.0%        1,035,189   58%         1,035,189    100%

Core Bond Fund                       2,181    0.0%     1,300      0.0%        9,475,908   79%         9,475,908    100%


Large Cap Growth Fund                3,984    0.1%       373      0.0%        1,571,060   50%         1,571,060    100%


Tudor Fund                          91,001    1.8%       802      0.0%        1,170,790   24%         1,170,790    100%

International Fund                  12,999    2.1%     1,319      0.2%          487,734   80%        487,734.00    100%

Quantitative Fund                   19,316    0.3%         0      0.0%        5,475,180   82%         5,475,180    100%


--------------
*As of March 31, 2001, the Trustees and officers of each fund as a group beneficially owned not more than 1% of the outstanding shares of each fund.

(1) WPG Advisory Accounts are advisory accounts over which WPG or its affiliates have discretionary investment authority and/or discretionary authority to vote the securities held in such accounts.


CERTAIN SHAREHOLDERS

         As of March 31, 2001, no person within the knowledge of the management of the funds directly or indirectly owned, controlled or held with power to vote 5% or more of the outstanding voting securities (i.e., shares) of any fund, except as set forth below:


                                                        PERCENTAGE OF
NAMES AND ADDRESSES                                   OUTSTANDING SHARES
-------------------                                   ------------------

LARGE CAP GROWTH FUND

Star Creations LTD                                           11.8%
Ugland House
PO Box 309
Georgetown, Grand Caymans BWI

TUDOR FUND

Wells Fargo Bank Minnesota NA                                 5.5%
FBO Goldman 1988 Trust AC 112874
PO Box 1533
Minneapolis, MN 55480

CORE BOND FUND

Key Trust Co. Ttee FBO                                       13.0%
Bricklayers Allied Craftsmen
Local #3 Pen/Pl
A/C 40009500
PO Box 94871
Cleveland, OH  44101-4871

The Trust Co. of Toledo                                      10.3%
Successor Ttee for
Toledo Roofers Local 134
Pen Plan Dtd. 7/6/83
6135 Trust Drive, Ste 206
Holland, OH 43528

Laborers International of North America                       7.8%
Local 157 Pension Fund
Attn. Tim Higgins
105 Clinton Street
Schenectady, NY 12305





                                       52


                                                        PERCENTAGE OF
NAMES AND ADDRESSES                                   OUTSTANDING SHARES
-------------------                                   ------------------

The Trust Co of Toledo NA                                     6.7%
Ttee Toledo Plumbers Local
#50 Pension & Retirement Option C
Attn: Lenore Peterson
6135 Trust Dr Ste #206
Holland, OH 43528

Louis Berkowitz Family Foundation
1 Huntington Quadrangle Ste. 2512
Melville, NY  11747                                           6.1%

GOVERNMENT MONEY MARKET

Legato Systems, Inc.
3145 Porter Drive
Palo Alto, CA  94304                                         10.9%

WPG Raytheon Networking Fund LP
c/o Weiss, Peck & Greer
One New York Plaza
New York, NY 10004                                            6.69%

TAX FREE MONEY MARKET

Robert Sussman & Robyn Sussman                               12.9%
JT WROS
21 Murray Hill Road
New York, NY 10583

Stephen H. Weiss
Weiss, Peck & Greer
One New York Plaza, 30th Floor
New York, N Y  10004                                          8.4%

INTERNATIONAL FUND

North Shore Animal League America
Attn: Janice Barnwell
c/o Weiss Peck & Greer
1 New York Plaza, 31st Floor
New York, NY  10004                                          15.7%

Petropower
Nadel & Gussman Oil Producers
First National Tower, 32nd Floor
Tulsa, OK 74103                                               8.7%

Weiss, Peck & Greer
For the Employees 401K Equity Fund
Attn:  Vikki Perazzo
One New York Plaza
New York, NY  10004                                           6.7%


Weiss Peck & Greer as Ttee
FBO Dr. John G. Heard - IRA
P.O. Box 647
Friendswood, TX  77549-0647                                   5.7%

QUANTITATIVE EQUITY FUND

Star Creations Ltd.
Ugland House
P.O. Box 309
Georgetown Grand Cayman BW1                                  20.6%

Society Bank & Trust Ttee
Bricklayers & Masons Local #3
P/P Dtd 4-19-66
Trust #400095006
P.O. Box 94871
Cleveland, OH  44101-4871                                     9.2%

Weiss Peck & Greer as Ttee
For the Employees 401K
Equity Fund
Attn:  Vikki Perazzo
One New York Plaza
New York, NY  10004                                           7.4%

INTERMEDIATE MUNI BOND FUND

Ari B. Horowitz
534 Hudson Street
Penthouse 3
New York, NY  10014                                           9.6%



HOW TO PURCHASE SHARES

(SEE "HOW TO PURCHASE SHARES" IN THE PROSPECTUS.)

         The offering of shares of each fund is continuous. A fund may terminate the continuous offering of its shares and may refuse to accept any purchase order at any time at the discretion of its Trustees. Shares of the funds may be purchased from the funds directly by an investor or may be purchased on behalf of an investor by WPG or another broker-dealer or, in the case of Core Bond Fund and International Fund, by a Service Organization. An investor directly purchasing a fund's shares should complete and execute the subscription form included with the prospectus in accordance with the instructions in the prospectus. Investors purchasing a fund's shares through WPG, another broker-dealer or a Service Organization should contact WPG, the broker-dealer or the Service Organization, as appropriate, directly by mail or by telephone for appropriate instructions.

         In the case of telephone subscriptions, if full payment for telephone subscriptions is not received by the fund within the customary time period for settlement then in effect after the acceptance of the order by the fund, the order is subject to cancellation and the purchaser will be liable to the affected fund for any loss suffered as a result of such cancellation. To recoup such loss each fund reserves the right to redeem shares owned by any shareholder whose purchase order is cancelled for non-payment, and such purchaser may be prohibited from placing further telephone orders.

         The purchaser of a fund's shares pays no sales load or underwriting commission with respect to an investment in the fund. If a subscription or redemption is arranged and settlement made through a member of the National Association of Securities Dealers, Inc. ("NASD"), then that member may, in its discretion, charge a fee for this service. Service Organizations may receive fees for certain administrative services which they perform for the Core Bond Fund and International Fund and may also charge their customers fees for automatic investment, redemption or other services provided to the customers. Information concerning services and customer charges will be provided by the particular Service Organization to any customer who must authorize the purchase of a fund's shares prior to such purchase.

         Shares of the funds may be transferred upon delivery to the Transfer Agent of appropriate written instructions which clearly identify the account and the number of shares to be transferred. Such instructions must be signed by the registered owner and must be accompanied by certificates for the shares, if any, which are being transferred, duly endorsed, or with an executed stock power. No signature guarantee will be required on a transfer request if the proceeds of the transfer are requested to be made payable to the shareholder of record and sent to the record address of such shareholder. Otherwise, the signature on the letter of instructions and the share certificates or the stock power must be guaranteed, and otherwise be in good order for purposes of transfer. The funds are not bound to record any transfer until all required documents have been received by the Transfer Agent.

         Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the funds' Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency.

         In addition to the Transfer Agent, each fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the SEC, such purchase and redemption orders are considered to have been received by a fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the SEC, such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

LIMITS ON FUND SHARE TRANSACTIONS

         In order to reduce the investment performance effect of excessive shareholder trading in shares of the Weiss, Peck & Greer Equity Funds (as defined below) and to minimize the funds' transaction expenses, WPG has adopted a policy of limiting the number of shareholder exchange and purchase/redemption transactions by any one account (or group of accounts under common management) involving Weiss, Peck & Greer Equity Funds ("Equity Share Transactions"), to a total of six such transactions per calendar year, computed on a multi-fund basis. Equity Share Transactions subject to this limit are: (a) exchanges into or out of any Weiss, Peck & Greer Equity Fund; and (b) any pair of transactions involving a purchase followed by a redemption for offsetting or substantially similar amounts, in any one Weiss, Peck & Greer Equity Fund.


         The "Weiss, Peck & Greer Equity Funds" currently include WPG Tudor Fund, WPG Large Cap Growth Fund, Weiss, Peck & Greer International Fund and WPG Quantitative Equity Fund. This limit does not apply to any transactions solely among or solely involving WPG Core Bond Fund, WPG Government Money Market Fund, WPG Tax Free Money Market Fund and the WPG Intermediate Municipal Bond Fund.


         If the transaction activity in any account or group of accounts under common management exceeds this limit, the applicable fund may, at its discretion, refuse additional purchase orders, or the purchase portion of additional exchange orders, as the case may be, with respect to such account or group of accounts for the remainder of the calendar year. Redemption orders will not be refused.

"IN-KIND" PURCHASES

         Shares of a fund may be purchased, in whole or in part, by delivering to the fund securities that (a) meet the investment objective and policies of that fund, (b) have readily available market prices and quotations,
(c) are liquid securities not restricted as to transfer and (d) are otherwise acceptable to the Adviser and the fund, which reserve the right to reject all or any part of the securities offered in exchange for shares of such fund. An investor who wishes to make an "in-kind" purchase should furnish to the fund a list with a full and exact description of all of the securities which he proposes to deliver. The market value of securities accepted in exchange must be at least equal to the initial or additional purchase minimum. The fund will specify those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the fund's custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the fund in the same manner as portfolio securities of the fund are valued. See "Net Asset Value." The number of full and fractional fund shares having a net asset value (as next determined following receipt of the securities) equal to the value of the securities delivered by the investor will be issued to the investor, less any applicable stock transfer taxes. A fund will acquire such securities for investment purposes only and not for immediate resale. The exchange of securities by the investor for shares of a fund is a taxable transaction that may result in recognition of gain or loss on the securities so exchanged for federal, state and local income tax purposes. Investors should consult their own tax advisers in light of their particular tax situations.

                              REDEMPTION OF SHARES

(SEE "HOW TO REDEEM SHARES" IN THE PROSPECTUS.")

         Any shareholder of a fund is entitled to require the fund to redeem all or part of his shares. It is suggested that all redemption requests be sent by certified mail, return receipt requested. Investors whose shares are purchased through their accounts at WPG, a broker-dealer or a Service Organization may redeem all or a part of their shares in accordance with instructions pertaining to such accounts. It is the responsibility of WPG, the broker-dealer or the Service Organization to transmit the redemption order and credit its customer's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures detailed in the prospectus.

         The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a written request for redemption in proper form is received by First Data Investor Services Group, Inc. (the "Transfer Agent") or the fund. Redemptions are taxable transactions for shareholders who are subject to tax. There is no redemption charge imposed by any fund with respect to the redemption of shares. Redemption requests which are not in proper form will be returned to the shareholder for correction. Redemptions will not become effective until all documents in proper form have been received by the Transfer Agent. The Transfer Agent will reject redemption requests unless checks (including certified checks or cashier's checks) received for shares purchased have cleared (which may take up to fifteen days). To prevent such rejection, an investor may contact the fund or the Transfer Agent to arrange for payment for shares in cash or another form of immediately available funds.

         The redemption price may be paid in cash or portfolio securities, at each fund's discretion. The funds have, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the officers of the affected fund deem fair and reasonable.

         Payment for redeemed shares normally will be made after receipt by the Transfer Agent of a written request for redemption in proper form as more fully described in the prospectus. Normally redemption proceeds are paid by check and mailed to the shareholder of record. Shareholders may elect to have payments wired to their bank, unless their bank cannot receive federal reserve wires. (Please contact the funds for further information on wire charges.) Such payment may be postponed, and the right of redemption suspended during any period when:
(a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC, exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

                                 NET ASSET VALUE

(SEE "HOW EACH FUND'S NET ASSET VALUE IS DETERMINED" IN THE PROSPECTUS.)

         The net asset value of each fund is determined once daily, Monday through Friday (when the NYSE is open for regular trading) on each day (other than a day during which no shares of the applicable fund were tendered for redemption and no order to purchase or sell shares of that fund was received) in which there is a sufficient degree of trading in that fund's portfolio securities that the current net asset value of that fund's shares might be materially affected. Such determination is made as of the close of regular trading on the NYSE, normally 4:00 P.M. New York City time. In addition, Government Money Market Fund and Tax Free Money Market Fund calculate their net asset value per share as of 12:00 P.M. New York City time on those days on which the NYSE is open for regular trading and on which a purchase order for fund shares and related federal funds wire is received prior to 12:00 P.M. New York City time. The net asset value per share is calculated by dividing the value of a fund's securities, cash and other assets (including dividends accrued but not collected) less all of its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. All expenses of a fund are accrued daily and taken into account for the purpose of determining the net asset value. The NYSE is not open for trading on weekends or on New Year's Day (January 1), Dr. Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in
May), Independence Day (July 4), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day (December
25).

         The public offering price of a fund's shares is the net asset value per share next determined after receipt of an order. Orders for shares which have been received by a fund or the Transfer Agent prior to the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

         Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by the fund's custodian to be representative of fair levels at times prior to the close of trading on the NYSE. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a fund's calculation of net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment may be made.

THE NON-MONEY MARKET FUNDS

         In determining the net asset value of each non-Money Market Fund, securities, options on securities, futures contracts and options thereon which are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange on which the security is most extensively traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the funds' Valuation Committee as authorized by the Boards.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a fund's portfolio are valued at fair market value on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

         For purposes of determining the net asset value of the funds' shares, options transactions will be treated as follows: When a fund sells an option, an amount equal to the premium received by that fund will be included in that fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that fund enters into a closing purchase transaction, that fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a fund is exercised, that fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

THE MONEY MARKET FUNDS

         Pursuant to a Rule of the SEC, each Money Market Fund's portfolio securities are valued using the amortized cost method of valuation to seek to maintain a constant net asset value of $1.00 per share. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that a Money Market Fund would receive if it sold the instrument. During such periods, the yield to investors in a Money Market Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield if he or she purchased shares of the fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The Board of Trustees of Funds Trust has established procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Funds' respective portfolio by the Board, at such intervals as they deem appropriate, to determine whether the funds' net asset values per share calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviate from $1.00 per share based on amortized cost. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event that the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders of either Money Market Fund, it will take such corrective action as it regards to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Further, the Board may authorize an affiliate of the Money Market Funds to purchase from a Money Market Fund any security that is not an "eligible security" in accordance with Rule 2a-7 under the 1940 Act. Each Money Market Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on a Money Market Fund's shares.

         Generally, in order to continue to use the amortized cost method of valuation, the Money Market Funds' respective investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Board determines present minimal credit risks and which are of high quality (i.e., two highest ratings) as determined by two nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board. Each Money Market Fund must also comply with certain other conditions, including certain diversification requirements, and must maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and generally may not purchase any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Money Market Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonable practicable. The Adviser will periodically review this method of valuation and recommend changes to the Board which may be necessary to assure that the portfolio instruments are valued at their fair value as determined by the Board in good faith.

                                INVESTOR SERVICES

         The funds offer a variety of services, as described in Appendix B and in the sections that follow, designed to meet the needs of their shareholders. The costs of providing such services are borne by the funds, except as otherwise specified below. Further information on each service is set forth in the prospectus under the caption "Shareholder Services."

AUTOMATIC REINVESTMENT PLAN

         For the convenience of a fund's shareholders and to permit shareholders to increase their shareholdings in a fund, the funds' Transfer Agent is, unless otherwise specified, appointed in the subscription form by the investor as an agent to receive all dividends and capital gains distributions and to reinvest them in shares (or fractions thereof) of the applicable fund, at the net asset value per share next determined after the record date for the dividend or distribution. The investor may, of course, terminate such agency agreement at any time by written notice to the Transfer Agent, and direct the Transfer Agent to have dividends or capital gains distributions, or both, if any, sent to him in cash rather than reinvested in shares of the applicable fund. The funds or Transfer Agent may also terminate such agency agreement, and the funds have the right to appoint a successor Transfer Agent.

EXCHANGE PRIVILEGE

         Shares of a fund may be exchanged by mail for shares of any other fund at their relative net asset values. Shareholders may exchange shares by telephone or telegram once the Telephone Authorization Section of the account application has been completed and filed with the Transfer Agent and it has been accepted. To exchange shares by telephone, call 1-800-223-3222 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on any day that the funds are open for business. A current prospectus, which may be obtained from a fund, should be read in advance of any investment in any fund. For tax purposes, an exchange involves a redemption of shares, which is a taxable transaction for shareholders who are subject to tax. Signatures on the written authorization to exchange by telephone or telegram must be guaranteed in the same manner as set forth under "How to Purchase Shares." However, for exchanges by mail, no guarantee is required if the exchange is being made into an identically registered account. The exchange privilege is available only in those jurisdictions where shares of the funds may be legally sold. When establishing a new account by an exchange, the value of the shares redeemed must meet the minimum initial investment requirement of the funds involved. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made. Exchange requests will not be accepted for shares purchased by check until such check clears which could be up to 15 days from the date that the shares were purchased. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

         This service is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of the funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders. See "How To Redeem Shares --Excessive Trading" in the prospectus and "How To Purchase Shares --Limits On Fund Share Transactions" above for limitations on exchanges and trading in the funds' shares.

AUTOMATIC INVESTMENT PLAN

         The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments of $50 or more in shares of any fund (except for the Quantitative Fund) through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call 1-800-223-3332 or write to WPG to receive this form. By completing the form, you authorize the funds' Custodian to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

         If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the funds' Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the funds' Custodian upon thirty (30) days' written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.



SWEEP PROGRAM

         Shares may be purchased through a sweep program under which funds in a customer's private account with WPG are automatically invested in shares of the Government Money Market Fund or the Tax Free Money Market Fund. Under this program, funds deposited in a private account with WPG usually are invested daily in the customer's account with the Government Money Market Fund or the Tax Free Money Market Fund. The funds expect that WPG will transmit orders for the purchase of a fund's shares on the same day that funds are swept from the private account. The Sweep Program is serviced by WPG's outside service bureau, ADP, in connection with the funds' Custodian. An account statement will be generated through WPG.

SYSTEMATIC WITHDRAWAL PLAN

         Redemption of shares for such purposes may reduce or even liquidate the account, particularly in a declining market. Such payments paid to a shareholder cannot be considered a yield or income on the investment. Payments to a shareholder in excess of distributions of investment income will constitute a return of his invested principal, and liquidation of shares pursuant to this Plan is a redemption, which is a taxable transaction for shareholders who are subject to tax.

         Withdrawals at the same time as regular purchases of a fund's shares ordinarily will not be permitted since purchases are intended to accumulate capital and the Systematic Withdrawal Plan is designed for the regular withdrawal of funds, except that a shareholder may make lump sum investments, of $5,000 or more. The Systematic Withdrawal Plan may be terminated by the shareholder, without penalty, at any time and the funds may terminate the Plan at will. There are no contractual rights on the part of either party with respect to the Plan.

                          DIVIDENDS, DISTRIBUTIONS AND
                                   TAX STATUS

         Each fund is separate for investment and accounting purposes and is treated as a separate entity for U.S. federal income tax purposes. A regulated investment company qualifying under Subchapter M of the Code is not subject to U.S. federal income tax on distributed amounts to the extent that it distributes its taxable and tax-exempt net investment income and net realized capital gains in accordance with the timing and other requirements of the Code. Each fund intends to qualify and be treated as a regulated investment company for each taxable year.

         Qualification of a fund for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the fund's gross income for its taxable year, without offset for losses from the sale or other disposition of stock or securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the fund distribute for its taxable year (in accordance with the Code's timing and other requirements) to its shareholders as dividends at least 90% of the sum of its taxable and tax-exempt net investment income, the excess of net short-term capital gain over net long-term capital loss earned in such year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the fund to qualify as a regulated investment company but is taxed to the fund if it is not distributed); and (c) the fund diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and which are engaged in the same, similar, or related trades or businesses.

         Each fund intends to distribute at least annually to its shareholders all or substantially all of its taxable income (if any) (including net realized capital gains) and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for a fund that invests in foreign securities, such as the International Fund, to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

         Each fund is subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that a fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the fund's ordinary income (not including tax-exempt interest) for the calendar year, at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the fund paid no U.S. federal income tax. Each fund has distribution policies that should generally enable it to avoid liability for this tax.


         Net investment income for a fund is the fund's investment income less its expenses. Dividends from taxable net investment income, certain net foreign currency gains, and the excess, if any, of net short-term capital gain over net long-term capital loss of a fund will be taxed to shareholders as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be taxed to shareholders as long-term capital gain, for U.S. federal income tax purposes. Dividends, including capital gain dividends, declared as of a record date in October, November or December and paid in the following January are treated under the Code as if they were received by a shareholder on December 31 of the year in which they are declared. Capital gain dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. The funds have the following capital loss carryforwards as of December 31, 2000, showing amount(s) and expiration date(s) for each fund:




                                                AMOUNT                 YEAR OF
FUND                                            (000'S)               EXPIRATION
----                                            -------               ----------

Tax Free Money Market                           $    9                    2001

Core Bond                                        13,822                   2002

Core Bond                                        20,113                   2003

Government Money Market                           2,014                   2003

Tax Free Money Market                                 1                   2003

Tax Free Money Market                                 3                   2004

Core Bond                                           753                   2004

Tax Free Money Market                                 4                   2005

Tax Free Money Market                                 1                   2006

Tax Free Money Market                                 5                   2007

Core Bond                                         6,170                   2007

Intermediate Municipal Bond                          19                   2007

Intermediate Municipal Bond                          55                   2008

         Long-term capital gains of a fund are taxable to shareholders as long-term capital gains if they are either distributed in the form of capital gain dividends or retained by the fund and designated for treatment as capital gains distributed to the shareholders. Capital gain dividends are not eligible for the dividends-received deduction, which is described below. If any net realized long-term capital gain in excess of net realized short-term capital loss is retained by a fund for reinvestment, requiring U.S. federal income taxes to be paid thereon by the fund, the fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such long-term capital gains as capital gains, will be able to claim his share of U.S. federal income taxes paid by the fund on such gains as a credit against his own U.S. federal income tax liability, and will be entitled to increase the adjusted tax basis of his fund shares by the difference between his pro rata share of such gains and his tax credit.

         Effective for 2001, the funds are eligible to make a federal tax election with respect to certain stocks and securities owned by them that a fund intends to continue to hold for more than five years which would have the effect of reducing the applicable federal capital gains rate on the sale of the stock or securities when they are eventually sold by the fund on or after January 3, 2006. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if a fund makes such an election, the fund will be treated for U.S. federal income tax purposes as if it had sold such stocks or securities on January 2, 2001 and reacquired them on the same date. As a result, an electing fund would be required to recognize current capital gains (if any) (but not losses), on such stock or securities without the concurrent receipt of any cash which may cause a fund to have difficulty obtaining cash to satisfy its distribution requirements. The funds will carefully consider these factors in determining whether to make any such election and will attempt to minimize each fund's tax liability and to maximize its return from these investments.

         Each year, each fund will notify shareholders of the tax status of its dividends and distributions including, in the case of the Tax-Free Money Market Fund and the Municipal Fund, a statement of the percentage of the prior calendar year's distributions which the fund has designated as tax-exempt, the percentage (if any) of such tax-exempt distributions treated as a tax-preference item for purposes of the federal alternative minimum tax, and the source on a state-by-state basis of all distributions of tax-exempt interest. Distributions of interest income exempt for U.S. federal income tax purposes may also be exempt under the tax laws of certain states or localities if derived from obligations of such states or localities. Such an exemption may be subject to certain concentration, designation, reporting or other requirements in certain jurisdictions, which in some cases may not be satisfied by a fund. You may wish to consult your tax adviser concerning the status in the states and localities where you pay tax of exempt-interest dividends from the Tax-Free Money Market Fund and the Municipal Bond Fund.



         A portion of the dividends from the Large Cap Growth Fund, Tudor Fund, International Fund and Quantitative Fund may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the funds, which is derived from dividends of U.S. domestic corporations with respect to shares held by the funds that are not debt-financed and have been held for tax purposes at least a minimum period, generally 46 days, extending before and after each such dividend. The International Fund does not expect to have any significant investment in U.S. domestic corporations. The dividends-received deduction for corporations will be reduced to the extent the shares of a fund with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if such shares are deemed to have been held (for tax purposes) for less than the minimum period referred to above with respect to each dividend. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction. Dividends from funds other than the Large Cap Growth Fund, Tudor Fund, International Fund and Quantitative Fund will not qualify for the dividends-received deduction.

         Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.e., the portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the stock has not been held for more than two years prior to the dividend announcement date. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the Large Cap Growth Fund, Tudor Fund, International Fund and Quantitative Fund to their corporate shareholders constitutes extraordinary dividends, such shareholders' basis in their shares will be reduced, and to the extent such basis would be reduced below zero, current recognition of income may be required.



         The excess, if any, of a corporation's "adjusted current earnings" over its "alternative minimum taxable income" includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction, which may increase its alternative minimum tax liability.

         If you invest in the Core Bond Fund or Government Money Market Fund, you should know that many states and local taxing authorities allow an exemption from state or local income tax for distributions derived from interest received by a fund from direct obligations of the U.S. Government, such as U.S. Treasury obligations, or an exemption from intangible property taxes based on the extent of a fund's investment in such direct U.S. Government obligations. Such an exemption may be subject to certain concentration, designation, reporting or other requirements in certain jurisdictions, which in some cases may not be satisfied by a fund. You may wish to consult your tax adviser concerning the possible existence of such an exemption in the states and localities where you pay tax.


         Dividends, including capital gain dividends, paid by a fund (except for daily dividends paid by the Money Market Funds, the Core Bond Fund and the Municipal Bond Fund) shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder's purchase price to the shareholder, they will be subject to U.S. federal income tax as described above, except for exempt-interest dividends (as defined below). Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.

         Distributions from a fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in the shares so received equal to the amount of cash they would have received had they elected to receive cash.

         All dividends and capital gain dividends, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest, including exempt-interest dividends. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences to the shareholder and are also subject to these reporting requirements, except for the redemption or other disposition of shares of the Money Market Funds with respect to which no gain or loss is realized.

         Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a fund will be subject to tax under section 1234 of the Code. In general, no loss is recognized by a fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the fund's holding period for the option, and in the case of an exercise of the option, on the fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, possibly requiring the recognition of gain in an appreciated substantially identical portfolio stock or security or causing an adjustment in the holding period of such a stock or security in the fund's portfolio. If a fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is generally treated as a short-term capital gain or loss. If a call option is exercised, whether the gain or loss is long-term or short-term depends on the holding period of the underlying stock or security. The exercise of a put option written by a fund is not a taxable transaction for the fund.

         Futures contracts, including certain foreign currency futures contracts, that are "regulated futures contracts," entered into by a fund and listed non-equity options written or purchased by a fund (including options on debt securities, options on futures contracts, options on securities indices, options on broad-based stock indices, and certain foreign currency options), will be governed by section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position (with the exceptions stated in the next paragraph) will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a fund's taxable year, all outstanding section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss will be recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for U.S. federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a fund's portfolio. Additionally, a fund may be required to recognize gain (which is subject to tax distribution requirements) if an option, future, forward contract, short sale or other transaction that is not marked to market under Section 1256 of the Code is treated as a constructive sale of an appreciated financial position in the fund's portfolio.

         Certain foreign currency forward contracts entered into by a fund may also be subject to section 1256 of the Code, which as described above generally requires that contracts governed by Section 1256 be marked to market (i.e., treated as if they were closed out at their closing price) on the last day of the fund's taxable year, with any resulting gain or loss taken into account for such year. Absent a tax election to the contrary that may be available for any such contract that is not part of a straddle, this mark to market gain or loss, as well as gain or loss from the actual closing out of or delivery under such a contract, will generally be treated as ordinary income or loss. Gain or loss from any foreign currency forward contracts, foreign currency futures contracts or foreign currency options that are not subject to Section 1256 will also generally be treated as ordinary income or loss.

         Certain tax rules governing foreign currency activities and foreign currency options, futures and forward contracts not directly related to a fund's principal business of investing in stock or securities could require that these activities be limited, under possible future Treasury regulations, in order to satisfy the 90% test described above.

         Positions of a fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a fund.

         Positions of a fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or listed non-equity option governed by Section 1256 which substantially diminishes a fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each fund will monitor its transactions in options, futures and forward contracts and may make certain tax elections in order to mitigate the operation of these rules.

         Foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than foreign currency options and futures contracts that are governed by Section 1256 of the Code and for which no election is made) are generally treated as ordinary income or loss under Section 988 of the Code.

         The tax rules applicable to options, futures, currency forward contracts, foreign currency transactions and constructive sales may affect the amount, timing and character of a fund's income and, consequently, its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, converting capital gain or loss into ordinary income or loss, and accelerating a fund's income or gains or deferring its losses. The U.S. federal income tax rules applicable to dollar rolls and certain structured or hybrid securities are not or may not be settled, and a fund may be required to account for these transactions or investments in a manner that, under certain circumstances, may limit the extent of its use of such transactions or investments.

         A fund's investment in zero coupon securities, capital appreciation bonds, or other securities having original issue discount (or market discount, if the fund elects to include market discount in income currently) will generally cause it to realize income prior to the receipt of cash payments with respect to these securities. The mark to market and constructive sale rules described above may also require a fund to recognize income or gains without a concurrent receipt of cash. In order to distribute this income or gains, maintain its qualification as a regulated investment company, and avoid U.S. federal income or excise taxes, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

         Investments in lower-rated securities, in which the Large Cap Growth Fund and Tudor Fund may invest, may present special tax issues for a fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the funds, in the event they invest in such securities, in order to reduce the risk of distributing insufficient income to preserve their status as regulated investment companies and seek to avoid becoming subject to U.S. federal income or excise tax.

         A fund, to the extent it invests in foreign securities, may be subject to foreign withholding or other foreign taxes with respect to income (possible including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. However, the funds, other than the International Fund, generally will not be eligible to pass through to shareholders these taxes and any associated foreign tax credits or deductions for foreign taxes paid by such funds that are not thus reduced or eliminated. Such funds generally will, however, be entitled to deduct such taxes in computing their income subject to tax (if any).

         The International Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as amounts distributed to them (in addition to the dividends and distributions they actually received), their pro rata portion of qualified foreign taxes paid by the fund to foreign countries (not in excess of the fund's actual tax liability). Qualified foreign taxes generally include only taxes that are treated as income taxes under United States tax principles and therefore would not include, for example, stamp taxes, securities transaction taxes, and similar taxes. The shareholders of the International Fund may claim a foreign tax credit or deduction by reason of the fund's election under Section 853 of the Code, if the fund makes such an election, which is permitted only if more than 50% of the value of the total assets of the fund at the close of its taxable year consists of stocks or securities of foreign corporations. The foreign tax credit or deduction available to shareholders is subject to the satisfaction of holding period requirements (applicable to the credit at both the fund and shareholder levels) and certain other requirements and limitations imposed under the Code. For instance, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their U.S. federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income increased by the shareholder's pro rata share of qualified foreign taxes paid by the fund if the fund makes the election permitted under Section 853. If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to
Section 988 of the Code and of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation does not apply to electing individuals that meet certain requirements for an exemption, including the requirement that the amount of creditable foreign taxes not exceed $300 ($600 in the case of a joint return). This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. It should also be noted that, if the election is made, a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

         If a fund acquires any equity interest (including, under future Treasury regulations, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is distributed on a timely basis to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such tax and interest charges. Certain elections may be available to ameliorate these adverse tax consequences, but any such election could require the fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each fund that is permitted to acquire foreign investments may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow through as "exempt-interest dividends" that are treated as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each of the Municipal Bond Fund and Tax Free Money Market Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as exempt-interest dividends under the Code. Distributions to shareholders of tax-exempt interest earned by Municipal Bond Fund and Tax Free Money Market Fund for the taxable year are therefore not subject to regular U.S. federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below.

         A portion of the income that Municipal Bond Fund and Tax Free Money Market Fund receive and distribute to shareholders may be subject to regular federal, alternative minimum, state and local income taxes. Investments or transactions that produce taxable income or gain would include options or futures transactions, securities loans, repurchase agreements and when-issued or forward- commitment transactions disposed of at a gain. Accrued market discount that is required to be included in income with respect to securities acquired at a market discount, e.g., upon a disposition of these securities, and a portion of the discount from certain stripped tax-exempt obligations or their coupons is also taxable.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the Municipal Bond Fund and Tax Free Money Market Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by such funds. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. Neither Municipal Bond Fund and Tax Free Money Market Fund has undertaken or will undertake any investigation as to the users of the facilities financed by bonds in their respective portfolios, and these funds may not be appropriate investments for substantial users (or related persons) of such facilities.

         Distributions of tax exempt income are taken into account in computing the portion, if any, of Social Security and Railroad Retirement benefits subject to U.S. federal income and, in some cases, state, taxes.

         Several provisions of federal tax law were enacted principally in the 1970's and 1980's that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. For example:

          (i) Interest on certain private activity bonds is generally not exempt from regular federal income tax;

         (ii) Interest (including exempt-interest dividends attributable to such interest) on certain private activity bonds is an item of tax preference that is subject to the individual alternative minimum tax and the alternative minimum tax on corporations;

         (iii) Interest (including exempt-interest dividends attributable to such interest) on all tax-exempt bonds, may result in or increase liability for the corporate alternative minimum tax because 75% of the excess of adjusted current earnings over alternative minimum taxable income is an adjustment that, except to the extent already taken into account as private activity bond interest, increases the alternative minimum taxable income subject to the corporate alternative minimum tax; and

         (iv) Due to the substantial number and range of requirements to be satisfied by tax-exempt bonds after their issuance, there is a risk of retroactive revocation of the tax-exempt status of bonds due to acts or omissions on the part of issuers after the date of issuance.

         It is not possible to predict the effect of tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment by the Tax Free Money Market Fund and Municipal Bond Fund.

         Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisors for more information. See also Appendix B.

         Redemptions, exchanges and withdrawals under the Systematic Withdrawal Plan taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of the shares of a fund is properly treated as a sale for tax purposes, as is assumed in the following discussion.

         All or a portion of a loss realized upon the redemption or other disposition of shares of a fund may be disallowed under "wash sale" rules to the extent shares of the same fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption or other disposition. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be disallowed, in the case of a disposition of shares of Tax Free Money Fund and Municipal Bond Fund, to the extent of the amount of any exempt-interest dividends paid with respect to such shares and, for such shares of all funds, any portion of such loss that is not disallowed will be treated as a long-term capital loss to the extent of any capital gain dividend paid with respect to such shares.


         For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2001 and who hold fund shares as capital assets may be eligible to make an irrevocable U.S. federal income tax election relating to certain fund shares that would reduce the applicable capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 for a selling price equal to the closing market price of such fund shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds from the fund) at the current applicable federal capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2001.

         The funds may be required to pay state taxes in states that have jurisdiction to tax them, except to the extent an exemption may be available, but the funds do not anticipate that their state tax liabilities will be substantial.

         Federal law requires that a fund withhold (as "backup withholding") 31% of reportable payments, including dividends (other than exempt-interest dividends), capital gain distributions and the proceeds of redemptions and exchanges of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify that the Social Security Number or other Taxpayer Identification Number they provide on IRS Form W-9 (or on an authorized substitute) is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which a fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates subject to tax under such law. The discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, financial institutions, and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on fund distributions treated as ordinary dividends and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 31% on certain other payments from a fund.

         This discussion of the federal income tax treatment of the fund and its shareholders is based on the U.S. federal income tax law in effect as of the date of this SAI. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this SAI and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                               PORTFOLIO BROKERAGE

         It is the general policy of the Adviser and RIAM not to employ any broker in the purchase or sale of securities for a fund's portfolio unless the Adviser believes that the broker will obtain the best results for the fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors.

         U.S. Government and debt securities are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the funds, where possible, deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a fund are prohibited from dealing with the fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the funds, including WPG and RIAM, may not serve as a fund's dealer in connection with such transactions. However, affiliated persons of a fund may serve as its broker in transactions conducted on an exchange or over-the-counter transactions conducted on an agency basis. Subject to the foregoing, where transactions are effected on securities exchanges, the funds employ WPG as principal broker. A fund is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The commission rate on all U.S. exchange orders is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a fund to an affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons" of the fund or the Adviser, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure that a broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time ...." Rule 17e-1 also requires the Boards, including a majority of the non-Interested Trustees, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Boards, including a majority of the non-Interested Trustees, have adopted procedures designed to comply with the requirements of Rule 17e-1.

         Pursuant to these procedures, commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if a fund would have to pay a commission rate less favorable than WPG's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which WPG acts as a clearing broker for another brokerage firm, and any customers of WPG determined by a majority of the non-Interested Trustees not to be comparable to the funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the non-Interested Trustees, exceptions may be made. Since WPG, as investment adviser to the funds, is obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by WPG as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account of the funds are combined with orders for other clients advised by WPG, and orders for the account of the International Fund are combined with orders for other clients advised by RIAM in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or accounts on the same day, each fund or account pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

         It is contemplated that the International Fund may employ brokers affiliated with the Subadviser, as primary brokers in agency transactions on non-U.S. securities exchanges. The above discussion regarding Rule 17e-1 and the procedures adopted by the Boards to comply with the requirements thereof applies equally to exchange orders effected by such affiliates.

         In selecting brokers other than WPG (and brokers affiliated with RIAM with respect to securities transactions by the International Fund) to effect transactions on securities exchanges, the funds consider the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). When more than one firm is believed to meet the factors set forth in the first paragraph under this heading, preference may be given to firms that also sell shares of the respective fund. Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Adviser (or RIAM with respect to the International Fund) determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Adviser or RIAM may cause the funds to pay commissions to such broker in an amount greater than the amount another firm might charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) providing lawful and appropriate assistance to the Adviser or RIAM, as the case may be, (and their affiliates) in carrying out their decision-making responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment advisory and subadvisory fees paid by the funds under the advisory and subadvisory agreements will not be reduced as a result of the Adviser's or RIAM's receipt of research services.

         Each year, the Adviser considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, such as the funds, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above.


         For the fiscal year ended December 31, 2000, the International Fund paid commissions in the amount of $23,618 to unaffiliated brokers on the basis of research services they afforded to such fund. The foregoing amounts do not include or take into account any profits or losses realized by such brokers on "net" transactions for the account of a fund such as transactions in U.S. Government securities and transactions executed through market makers and in the third market. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the Adviser and RIAM (and their affiliates) in servicing all of its accounts and not all such information may be used by the Adviser or RIAM in connection with the fund generating the brokerage credits. Nonetheless, the funds believe that such investment information provides the funds with benefits by supplementing the research otherwise available to the Adviser and RIAM.


         As set forth above, each fund employs WPG, a member firm of the NYSE, as its principal broker on U.S. exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as WPG) may not effect transactions on such exchange for the account of an investment company (such as a fund) of which the member firm or its affiliate is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. WPG's transactions on behalf of the funds are effected in compliance with these conditions.

         In certain instances there may be securities which are suitable for a fund's portfolio as well as for that of another fund or one or more of the other clients of the Adviser or RIAM. Investment decisions for a fund and for the Adviser's or RIAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a fund is concerned. The funds believe that over time their ability to participate in volume transactions will produce better executions for the funds.

         WPG and RIAM furnish to the funds at least quarterly statements setting forth the total amount of all compensation retained by them or their affiliates any associated person of it in connection with effecting transactions for the account of the funds, and the Boards review and approve all fund portfolio transactions and the compensation received by WPG or RIAM in connection therewith.




                              BROKERAGE COMMISSIONS

                                                                                                    PERCENTAGE OF
                                                                                                  AGGREGATE DOLLAR
                                                                                                      AMOUNT OF
                                                                                                    TRANSACTIONS
                                                                                                    INVOLVING THE
                                                                                                     PAYMENT OF
                                                                                  PERCENTAGE OF      COMMISSIONS
                                                                                    AGGREGATE          EFFECTED
                                                                                   COMMISSIONS         THROUGH
                                                AGGREGATE BROKERAGE                PAID TO WPG           WPG
                                                     COMMISSIONS                   DURING 2000       DURING 2000
                                                                                   -----------       -----------
FUND                                  1998             1999              2000
                                      ---------------------------------------

Government Money Market          $         0        $        0           $0             N/A               N/A

Tax Free Money Market                      0                 0            0             N/A               N/A

Municipal Fund                             0                 0            0             N/A               N/A

Core Bond Fund                             0                 0            0             N/A               N/A

Large Cap Growth Fund                262,000           217,970           189,319         19%              19%

Tudor Fund                           508,000           227,349            54,789         17               17

International Fund                    43,000            27,375            23,790          0                0

Quantitative Fund                    160,000            90,920            70,709         69               69






                         PERCENTAGE OF AGGREGATE DOLLAR
                             AMOUNT OF TRANSACTIONS
                          INVOLVING AFFILIATED BROKERS

                           PERCENTAGE OF AGGREGATE                     COMMISSIONS EFFECTED DURING
                       COMMISSIONS PAID DURING 2000 TO                  2000 THROUGH AFFILIATED
FUND                         AFFILIATED BROKERS                                  BROKERS
----                         ------------------                                  -------

International Fund                   1%                                            1%



       THE FOREGOING AMOUNTS DO NOT INCLUDE ANY PROFITS OR LOSSES REALIZED BY BROKERS OR DEALERS ON "NET" TRANSACTIONS FOR THE ACCOUNT OF ANY FUND (SUCH AS TRANSACTIONS IN U.S. GOVERNMENT SECURITIES AND TRANSACTIONS EXECUTED THROUGH MARKET MAKERS AND IN THE OVER-THE-COUNTER MARKET).

       WPG DOES NOT KNOWINGLY PARTICIPATE IN COMMISSIONS PAID BY THE FUNDS TO OTHER BROKERS OR DEALERS AND DOES NOT SEEK OR KNOWINGLY RECEIVE ANY RECIPROCAL BUSINESS AS THE RESULT OF THE PAYMENT OF SUCH COMMISSIONS. IN THE EVENT THAT WPG AT ANY TIME LEARNS THAT IT HAS KNOWINGLY RECEIVED RECIPROCAL BUSINESS, IT WILL SO INFORM THE BOARDS.

       TO THE EXTENT THAT WPG RECEIVES BROKERAGE COMMISSIONS ON A FUND'S PORTFOLIO TRANSACTIONS, OFFICERS AND TRUSTEES OF A FUND WHO ARE ALSO MANAGING DIRECTORS OF WPG MAY RECEIVE INDIRECT COMPENSATION FROM THE FUND THROUGH THEIR PARTICIPATION IN SUCH BROKERAGE COMMISSIONS.


         SUBJECT TO THE SUPERVISION OF THE BOARDS, ALL INVESTMENT DECISIONS OF THE FUNDS ARE EXECUTED THROUGH WPG's TRADING DEPARTMENT.


                               PORTFOLIO TURNOVER

         See "Financial Highlights" in the prospectus for the funds' portfolio turnover rates.

         In determining such portfolio turnover, U.S. Government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable fund during the year. The monthly average is calculated by totalling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by
13. A turnover rate of 100% would occur if all of a fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a fund were to write a substantial number of options which are exercised, the portfolio turnover rate of that fund would increase. Increased portfolio turnover results in increased brokerage costs which a fund must pay and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

         The non-Money Market Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a fund's portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the fund could be higher than most mutual funds.

         Although the Money Market Funds intend normally to hold securities purchased until maturity, at which time they will be redeemable at their full principal value plus accrued interest, either fund may, at times, sell portfolio securities prior to maturity based on a revised evaluation of the issuer, to meet redemptions, or in anticipation of a change in short-term interest rates. In the event there are unusually heavy redemption requests due to changes in interest rates or otherwise, a Money Market Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. However, the Adviser believes that a fund's ability to borrow money to accommodate redemption requests may mitigate the necessity for such portfolio sales during these periods.

                                  ORGANIZATION

         (See "Organization and Capitalization," "How to Purchase Shares," and "Redemption of Shares" in the prospectus.)

         Government Money Market Fund, Tax Free Money Market Fund, Municipal Fund, Core Bond Fund and Quantitative Fund are each separate investment portfolios of Weiss, Peck & Greer Funds Trust ("Funds Trust"). Each fund in Funds Trust represents a separate series of shares in Funds Trust having different objectives, programs, policies, and restrictions. Funds Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts ("Massachusetts business trust") on September 11, 1985. Prior to January 20, 1998, the Core Bond Fund was named WPG Government Securities Fund. Each share of beneficial interest of each of these five funds represents an equal proportionate interest in that fund with each other share in that fund. Each share of each of these five funds is entitled to one vote on all matters submitted to a vote of all shareholders of Funds Trust, such as the election of Trustees and ratification of the selection of auditors. Shares of a particular fund vote separately on matters affecting only that fund, including approval of an investment advisory agreement for a particular fund and changes in fundamental policies or restrictions of a particular fund. Funds Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, having a par value of $.001 per share, in one or more portfolios.


         The Large Cap Growth Fund was organized as a Delaware corporation in December 1966 and reorganized as a Massachusetts business trust on April 29, 1988. The Large Cap Growth Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $1.00 per share. Prior to October 18, 2000, the Large Cap Growth Fund was named "WPG Growth and Income Fund."


         The Tudor Fund was organized as a Delaware corporation in June 1968 and reorganized as a Massachusetts business trust on April 29, 1988. The Tudor Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.33 1/3 per share.

         The International Fund was organized as a Massachusetts business trust on January 24, 1989. The International Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.01 per share.

         Each fund, including each of the five funds in Funds Trust, currently issues one class of shares all of which have equal rights with regard to voting, redemptions, dividends and distributions.

         Each fund's Declaration of Trust ("Declaration of Trust") was amended and restated on May 1, 1993 and further amended from time to time.

         Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Declarations of Trust, however, provide that fund shareholders shall not be subject to any personal liability for the acts or obligations of the funds and that every written obligation, contract, instrument or undertaking made by the funds may contain a provision to that effect. The Boards intend to conduct the operations of the funds, with the advice of counsel, in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the funds.

         The Declarations of Trust further provide that no Trustee, officer, employee or agent of a fund is liable to the fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. They each also provide that all third parties shall look solely to the property of the particular fund for satisfaction of claims arising in connection with the affairs of that fund. With the exceptions stated, the Declarations of Trust permit the Boards to provide for the indemnification of Trustees, officers, employees or agents of the funds against all liability in connection with the affairs of the funds. All persons dealing with a fund must look solely to the property of that fund for the enforcement of any claims against that fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the funds. No fund is liable for the obligations of any other fund.

         Under the Declarations of Trust, the funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the funds will hold shareholders' meetings unless required by law or the Declarations of Trust. Nevertheless, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. A fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on its Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the fund. The Boards are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of a fund.

         Fund shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees. Each fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of a fund, fund shares are entitled to receive their proportionate share of the assets which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the funds.

         Pursuant to the Declarations of Trust, the Boards may create additional funds by establishing additional series of shares. The establishment of additional series would not affect the interests of current shareholders in the existing funds. Also pursuant to the Declarations of Trust, the Boards may establish and issue multiple classes of shares. Also pursuant to the Declarations of Trust, the Boards may also authorize a fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

         Upon the initial purchase of shares, the shareholder agrees to be bound by the applicable fund's Declaration of Trust, as amended from time to time. The Declarations of Trust are on file at the Office of the Secretary of State of The Commonwealth of Massachusetts in Boston, Massachusetts.

         Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

         Although each fund is offering only its own shares, since the funds use a combined prospectus, it is possible that one fund (or Funds Trust) might become liable for a misstatement or omission in the prospectus regarding another fund. The Trustees for each fund and Funds Trust have considered this factor in approving the use of a combined prospectus.

                                    CUSTODIAN

         The Custodian for the funds is Boston Safe Deposit and Trust Company at One Exchange Place, Boston, Massachusetts 02109. In its capacity as Custodian, Boston Safe Deposit and Trust Company performs accounting services, holds the assets of the funds and is responsible for calculating the net asset value per share. The custodian may appoint subcustodians from time to time to hold certain securities purchased by a fund in foreign countries and to hold cash and currencies for the funds.

                                 TRANSFER AGENT

         PFPC, Inc., P.O. Box 60448, King of Prussia, PA 19406-0448 acts as transfer agent for the funds and in such capacity, processes purchases, transfers and redemptions of shares, acts as dividend disbursing agent, and maintains records and handles correspondence with respect to shareholder accounts.

                                  LEGAL COUNSEL

         Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, serves as legal counsel to each fund.





                              INDEPENDENT AUDITORS

KPMG LLP ("KPMG"), 345 Park Avenue, New York 10154, serves as the funds' independent auditors, and in that capacity audits each fund's annual financial statements.



                           CALCULATION OF PERFORMANCE
                                      DATA

TOTAL RETURN

NON-MONEY MARKET FUNDS

         Each Non-Money Market Fund, may calculate current return for a twelve-month period by determining the "net change in value" of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the end of the base period, with the resulting return figure carried to the nearest hundredth of one percent. "Net change in value" of an account will consist of the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares (not including long-term realized gains or losses and unrealized appreciation or depreciation) less applicable expenses of a fund.

         The average annual total return of each fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return of a fund for a period of one year is equal to the actual return of the fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         Total return information for each of the non-Money Market Funds is set forth on the following page.




                                  TOTAL RETURN                                                  TEN YEARS
                                                                                             ENDED 12/31/00
                             ONE YEAR                        FIVE YEARS                        CUMULATIVE
                               ENDED                       ENDED 12/31/00                   (OR LIFE OF FUND
FUND                         12/31/00       ANNUALIZED      CUMULATIVE        ANNUALIZED      IF SHORTER)
----------------------------------------------------------------------------------------------------------
Municipal Fund(1)                8.73%          5.13%            28.48%          5.13%            45.56%
Core Bond Fund(2)               10.66%          6.12%            34.65%          6.43%            86.56%
Tudor Fund                      -5.20%          9.75%            59.33%         13.42%           252.75%
International Fund(3)          -23.32%          4.50%            24.64%          5.42%            69.63%
Quantitative Fund(4)            -7.32%         14.73%            98.89%         14.86%           203.14%
Large Cap Growth Fund           -1.68%         19.06%           139.52%         18.07%           427.14%

--------------

(1) The Municipal Fund commenced operations on July 1, 1993. The Municipal Fund's advisory fee was not imposed, in whole or in part, and the Adviser reimbursed certain operating expenses during various periods since inception of the fund. Had the Adviser imposed its entire fee, the Municipal Fund's total returns for the periods ended December 31, 2000 would be lower. Prior to October 19, 1994, the Municipal Fund paid an advisory fee at a different rate.



                                       77


(2) The Core Bond Fund's management fee was increased by 0.10% of the fund's average daily net assets effective July 31, 1991. The performance data set forth herein includes periods during which the lower management fee was in effect. The Core Bond Fund's advisory fee was not imposed, in whole or in part, and the Adviser reimbursed certain operating expenses during various periods. Had the Adviser imposed its entire fee, the Core Bond Fund's total returns for the periods ended December 31, 2000 would be lower.

(3) During the periods shown, the International Fund's portfolio was managed by a different subadviser than RIAM. The International Fund commenced operations on June 1, 1989. The International Fund's advisory fee was not imposed, in whole or in part, during various periods since inception of the fund. Had the Adviser imposed its entire fee, the International Fund's total returns for the periods ended December 31, 2000 would be lower.

(4) The Quantitative Fund commenced operations on January 1, 1993.




                                      YIELD


                        MUNICIPAL FUND AND CORE BOND FUND

         The 30-day yield quotation of Municipal Fund and Core Bond Fund is computed by dividing the net investment income for the period by the maximum offering price per share on the last day of the period, according to the following formula:


Yield=2[(A - B +1) 6-1]
      -----------------
                CD

Where:

a    =   Dividends and interest earned during the period.
b    =   Expenses accrued for the period.
c    =   The average daily number of shares outstanding during the period that were entitled to receive dividends.
d    =   The maximum offering price (i.e., net asset value) per share on the last day of the period.


                                    YIELD FOR
                                  30-DAY PERIOD
                                 ENDED 12/31/00

1.   Municipal Fund                    4.53%

2.   Core Bond Fund                    6.49%


THE MONEY MARKET FUNDS

         The Money Market Funds' yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

         The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to that fund, in proportion to the length of the base period and that fund's average account size.

         The Money Market Funds also may advertise quotations of effective yield for a 7 calendar day period. Effective yield is computed by compounding the unannualized base period return determined as described in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

Effective Yield = [(Base Period Return + 1) 365/7-1



                                                            YIELD
                                                        7-DAY PERIOD
                                                       ENDED 12/31/00
                                                       --------------
                                                                     SEVEN
                                                   SEVEN              DAY
                                                    DAY            EFFECTIVE
                                                   YIELD             YIELD
                                                   -----             -----

Government Money Market Fund                         5.73%            5.89%

Tax Free Money Market Fund                           4.27%            4.36%



HYPOTHETICAL TAX EQUIVALENT YIELD

TAX FREE MONEY MARKET FUND AND MUNICIPAL FUND

         Tax Free Money Market Fund and Municipal Fund may also publish their tax-equivalent yield, which is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7 day period in the case of Tax Free Money Market Fund, and a specified 30-day period in the case of Municipal Fund. Tax-equivalent yield is calculated by dividing that portion of the fund's yield which is tax-exempt by one minus a stated income tax rate and adding that quotient to the remaining portion, if any, of the yield of the fund which is not tax-exempt.




                              A TAX-EXEMPT YIELD OF
                         5%, 7% AND 9% IS EQUIVALENT TO
                            A FULLY TAXABLE YIELD OF*

           2000 TAXABLE INCOME                     2000 FEDERAL TAX
           ---------------------------------------------------------------------
INDIVIDUAL RETURN        BRACKET             5%            7%               9%
-----------------        -------------------------------------------------------
$      0 -  26,250       15.0%             5.88%          8.24%           10.59%
$ 26,251 -  63,550       28.0%             6.94%          9.72%           12.50%
$ 63,551 - 132,600       31.0%             7.25%         10.14%           13.04%
$132,601 - 288,350       36.0%             7.81%         10.94%           14.06%
     Over $288,350       39.6%             8.28%         11.59%           14.90%

JOINT RETURN
$      0 -  43,850       15.0%             5.88%          8.24%           10.59%
$ 43,851 - 105,950       28.0%             6.94%          9.72%           12.50%
$105,951 - 161,450       31.0%             7.25%         10.14%           13.04%
$161,451 - 288,350       36.0%             7.81%         10.94%           14.06%
Over      $288,350       39.6%             8.28%         11.59%           14.90%

--------------
*These illustrations assume the Federal alternative minimum tax is not applicable and that an individual is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." Note also that these Federal income tax brackets and rates do not take into account the effects of (i) a reduction in the deductibility of itemized deductions for taxpayers whose federal adjusted gross income exceeds $128,950 (or, in the case of a separate return by a married individual, $64,475), or (ii) the gradual phase-out of the personal exemption amount for taxpayers whose federal adjusted gross income exceeds $128,950 (for single individuals) or $193,400 (for married individuals filing jointly). The effective federal tax rates and equivalent yields for such taxpayers would be higher than those shown above.






                            TAX-EQUIVALENT YIELD (1)
                         PERIODS ENDED DECEMBER 31, 2000


                                                   SEVEN DAY           30-DAY
                                  SEVEN DAY      TAX EQUIVALENT          TAX
                                TAX EQUIVALENT      EFFECTIVE        EQUIVALENT
                                     YIELD            YIELD             YIELD
                                     -----            -----             -----

Tax Free Money Market Fund          7.07%            7.22%             N/A

Municipal Fund                      N/A              N/A               7.50%

--------------
(1) Assumes a 39.6% Federal marginal tax rate.


GENERAL

         Each fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Donaghues Money Fund Report, Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Business Week, Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds, The New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.

Each fund may from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Standard & Poor's Indices; (f) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; and (g) historical investment data supplied by the research departments of various research and brokerage firms. In addition, each fund may from time to time advertise its performance relative to the following benchmark indices: Core Bond Fund -- Lehman Aggregate Index; Municipal Fund -- Lipper Intermediate Municipal Bond Funds Average and Lehman Brothers 3-10 Year Municipal Bond Index; Quantitative Fund -- S&P 500 Index; Large Cap Growth Fund -- S&P 500 Index, Lipper Large Cap Core Index and Morningstar Large Blend Average; Tudor Fund -- Lipper Capital Appreciation Index and Russell 2000 Growth Index; and International Fund -- Morgan Stanley Europe, Australia, Far East (EAFE) Index.


         The composition of the investments in the above-referenced indices and the characteristics of a fund's benchmark investments are not identical to, and in some cases may be very different from, those of a fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a fund to calculate its performance figures.

         From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a fund.

         In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Adviser and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the WPG mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include the Adviser's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

         In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, 7-day yield and 7-day effective yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. Each fund may also, at its discretion, from time to time make a list of its portfolio holdings available to investors upon request. Performance information of a fund may not provide a basis for comparison with other investments using a different method of calculating performance.

         Return for a fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, and do not provide a basis for determining future returns.




                              FINANCIAL STATEMENTS

Each fund's audited financial statements and related reports of KPMG, independent auditors, included in the Annual Report to shareholders of the funds for the year ended December 31, 2000, is attached hereto and hereby incorporated by reference into this SAI.

                                   APPENDIX A

Description of Bond Ratings Moody's Investors Service, Inc.

AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's also provides credit ratings for preferred stocks. It should be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue which is rated "BAA" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e. payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

         Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S RATINGS GROUP

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay interest or principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures.

BB: Debt rated BB has less near-term vulnerability to default that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A"+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                    GLOSSARY

Commercial Paper: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Bankers' Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

Time Deposits: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

Corporate Obligations: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                                   APPENDIX B

ADDITIONAL INVESTOR SERVICES

(Each fund other than Tax Free Money Market Fund and Municipal Fund)

PROTOTYPE RETIREMENT PLAN FOR EMPLOYERS AND SELF-EMPLOYED INDIVIDUALS

         Prototype retirement plans (the "Retirement Plan") are available for those entities or self-employed individuals who wish to purchase shares in a fund (other than the Tax Free Money Market Fund and the Municipal Fund) in connection with a money purchase plan or a profit sharing plan maintained by their employer. The Retirement Plans were designed to conform to the requirements of the Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Retirement Plans received opinion letters from the Internal Revenue Service (the "IRS") on March 29, 1990 that the form of the Retirement Plans is acceptable under Section 401 of the Code.

         Annual tax-deductible contributions to the Retirement Plan may be made up to the lesser of $35,000 or 25% of the participant's earned income (disregarding any compensation in excess of $170,000 (as adjusted by the IRS for inflation)). Under the terms of the Retirement Plan, contributions by or on behalf of participants may be invested in a fund's shares with the designated custodian under the Retirement Plan (the "Retirement Plan's Custodian"). Investment in other mutual funds advised by the Adviser or one of its affiliates may also be available. Employers adopting the Retirement Plan may elect either that a participant shall specify the investments to be made with contributions by or on behalf of such participant or that the employer shall specify the investments to be made with all such contributions. Since no fund is intended as a complete investment program it is important, in connection with such election, that employers give careful consideration to the fiduciary obligation requirements of ERISA.

         All dividends and distributions received by the Retirement Plan's Custodian on the funds' shares held by the Plan's Custodian will be reinvested in the applicable fund's shares at net asset value. Distributions of benefits to participants, when made, will be paid first in cash, to the extent that any amount credited to a participant's account is not invested in the applicable fund's shares, and then in full fund shares (and cash in lieu of fractional shares).

         Boston Safe Deposit and Trust Company serves as the Retirement Plan's Custodian under a Custodial Agreement. Custodian fees which are payable by the employer to the Retirement Plan's Custodian under such Custodial Agreement are a $10 application fee for processing the Retirement Plan application, an annual maintenance fee of $15 per participant, and a distribution fee of $10 for each distribution from a participant's account. Such fees may be altered from time to time by agreement of the employer and the Retirement Plan's Custodian. For further details see the terms of the Retirement Plan which are available from the Trust.

         Distributions must be made pursuant to the terms of the Retirement Plan and generally may not commence before retirement, disability, death, termination of employment, or termination of the Retirement Plan and must commence no later than April 1 of the year following the year in which the participant attains age 70 1/2 (the "required beginning date"). Distributions are taxed as ordinary income when received, except the portion, if any, considered a return of a participant's nondeductible contributions. Certain distributions before age 59 1/2 may be subject to a 10% nondeductible penalty on the taxable portion of the distribution. Failure to make minimum required distributions by the required beginning date may be subject to a 50% excise tax.

         It should be noted that the Retirement Plan is a retirement investment program involving commitments covering future years. In deciding whether to utilize the Retirement Plan, it is important that the employer consider his or her needs and those of the Retirement Plan participants and whether the investment objectives of the funds are likely to fulfill such needs. Termination or curtailment of the Retirement Plan for other than business reasons within a few years after its adoption may result in adverse tax consequences.

Employers who contemplate adoption of the Retirement Plan should consult an attorney or financial adviser regarding all aspects of the Plan as a retirement plan vehicle (including fiduciary obligations under ERISA).

INDIVIDUAL RETIREMENT ACCOUNT

         Persons with earned income, whether or not they are active participants in a pension, profit-sharing or stock bonus plan described in Code Section 401(a), Federal, state or local pension plan, an annuity plan described in Code
Section 403(a), an annuity contract or custodial account described in Code
Section 403(b), a simplified employee pension plan described in Code Section 408(k), or a trust described in Code Section 501(c)(18) ("active participant"), generally are eligible to establish an Individual Retirement Account ("IRA"). An individual may make a deductible IRA contribution only if (i) the individual is not an active participant, or (ii) the individual has an adjusted gross income below a certain level ($52,000 for married individuals filing a joint return, with a phase-out for adjusted gross income between $52,000 and $62,000; $32,000 for a single individual, with a phase-out for adjusted gross income between $32,000 and $42,000). The phase-out ranges for deductibility are increased in years after 2000 until they reach $50,000 to $60,000 for single taxpayers for the year 2005 and thereafter and $80,000 to $100,000 for married taxpayers filing jointly for the years 2007 and thereafter. The phase-out range of $0 to $10,000 of AGI for an active participant, married and filing separately does not increase. An individual whose spouse is an active participant may still be able to make a deductible contribution if he or she is not an active participant, subject to a phase-out range of $150,000 to $160,000 of modified AGI if filing jointly. An individual who is not permitted to make a deductible contribution to an IRA for a taxable year may nonetheless make annual nondeductible contributions to an IRA up to the lesser of 100% of the individual's earned income or $2,000 to an IRA (up to $4,000 to IRAs for an individual and his or her spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has no earnings in a given year.

         Withdrawals from the IRA (other than the portion treated as a return of nondeductible contributions) are taxed as ordinary income when received, may be made without penalty after the participant reaches age 59 1/2 and must commence no later than the required beginning date (see discussion of Prototype Retirement Plans above). Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the taxable portion of the amount withdrawn. The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. All dividends and distributions on shares held in IRA accounts are reinvested in full and fractional shares and are not subject to federal income tax until withdrawn from the IRA. Investors should consult their tax advisers for further tax information, including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

         The funds have arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for IRAs using any of a fund's shares as the underlying investment. The Bank will charge an acceptance fee of $10 for each new IRA and an annual maintenance fee of $15 for each year that an IRA is in existence. There is a $10 fee for processing a premature distribution. These fees will be deducted from the IRA account and may be changed by the Custodian upon 30 days' prior notice.

         To establish an IRA for investment in a fund's shares, an investor must complete an application and a custodial agreement that includes IRS Form 5305-A (which has been supplemented to provide certain additional custodial provisions) and must make an initial cash contribution to the IRA, subject to the limitation on contributions described above. Pursuant to IRS regulations, an investor may for seven days following establishment of an IRA revoke the IRA. Detailed information on IRAs, together with the necessary form of application and custodial agreement, is available from the Trust and should be studied carefully by persons interested in utilizing a fund for IRA investments. Such persons should also consult their own advisers regarding all aspects of the funds as an appropriate IRA investment vehicle.

ROTH INDIVIDUAL RETIREMENT ACCOUNT

         Like the traditional IRA described above, a Roth Individual Retirement Account ("Roth IRA") is a program through which taxpayers may obtain certain income tax benefits for themselves. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, a Roth IRA is a tax-sheltered account and, if certain conditions are met, distributions from a Roth IRA will be tax free.

         Annual contributions to a Roth IRA must be in cash and (other than rollover or conversion contributions) when combined with contributions to both traditional IRAs and other Roth IRAs may not exceed the lesser of $2,000 or 100 percent of compensation. The $2,000 maximum amount is reduced and phased out for a single taxpayer with modified adjusted gross income (AGI) between $95,000 and $110,000, and for a husband and wife who file joint returns and have AGIs between $150,000 and $160,000. The $2,000 maximum is reduced and phased out for married taxpayers filing separately with AGIs between zero and $10,000.

         Participation in a Roth IRA contribution is not limited by participation in a retirement plan or program other than a traditional IRA, as discussed above. In addition, unlike traditional IRAs, contributions to a Roth IRA may be made after age 70 1/2 so long as the IRA owner has compensation and an AGI below the maximum thresholds discussed above.

         Provided that all of the applicable rollover rules are followed, a Roth IRA may be rolled over to another Roth IRA, or may receive rollover contributions from either a traditional IRA or Roth IRA.

         If AGI is less than $100,000, an individual may rollover (or convert) all or any portion of any existing traditional IRA into a Roth IRA. The conversion amount or the amount of the rollover from the traditional IRA to the Roth IRA is treated as a distribution for income tax purposes and is includible in gross income (except for any nondeductible contributions). Although the rollover amount is generally included in income, the 10 percent early distribution excise tax does not apply to rollovers or conversions from a traditional IRA to a Roth IRA.

         For a rollover of assets from a traditional IRA to a Roth IRA prior to January 1, 1999, the taxable amount of the distribution is included in gross income ratably over a four year period beginning with 1998.

         In limited circumstances, taxpayers who comply with certain tax law requirements may, before the due date (including extensions) for the filing of their annual tax return, elect to recharacterize a contribution made during the year to a Roth IRA as a contribution to a traditional IRA or vice versa.

         Qualified distributions from a Roth IRA are NOT includable in income. Qualified distributions are distributions made AFTER the five taxable year period beginning with the first taxable year for which a contribution (or conversion from a traditional IRA) was made to the Roth IRA, and which is made after age 59 1/2, death, disability, or for first-time home buyer expenses.

SIMPLIFIED EMPLOYEE PENSION PLAN

         A simplified employee pension (a "SEP") allows an employer to make contributions toward his or her own (if a self-employed individual) and his or her employees' retirement and, for certain SEPs established prior to 1997, may permit the employees to make elective deferrals by salary reduction. A SEP requires an Individual Retirement Account (a "SEP-IRA") to be established for each "qualifying employee," although the employer may include additional employees if it wishes. A qualifying employee is one who: (a) is at least age 21, (b) has worked for the employer during at least 3 of 5 years immediately preceding the tax year, and (c) has received at least $450 for 2001 (as indexed for inflation) in compensation in the tax year.

An employer is not required to make any contribution to the SEP-IRA. However, if the employer does make a contribution, the contribution must be based on a written allocation formula and must not discriminate in favor of highly compensated employees, as defined in Code Section 414(q). The employer may make annual contributions on behalf of each qualifying employee, provided that the contributions, when combined with the employee's elective deferrals, do not exceed 15% of the employee's compensation or $35,000, whichever is less.


         A SEP-IRA that is part of a SEP established before 1997 may include a salary reduction arrangement under which the employee can choose to have the employer make contributions ("elective deferrals") to his or her SEP-IRA out of his or her salary. However, employees may make elective deferrals only if (i) at least 50% of the employer's eligible employees choose elective deferrals; (ii) the employer did not have more than 25 eligible employees at any time during the preceding year; and (iii) the amount deferred each year by each eligible highly compensated employee as a percentage of pay is no more than 125% of the average deferral percentage of all other eligible employees. An elective deferral arrangement is not available for a SEP maintained by a state or local government, or any of their political subdivisions, agencies, or instrumentalities, or to exempt organizations.

         In general, the total income which an employee can defer under a salary reduction arrangement included in a SEP and certain other elective deferral arrangements is limited to $10,500 (indexed annually for inflation). This dollar limit applies only to the elective deferrals, not to any contributions from employer funds. The Code may require that contributions be further limited to prevent discrimination in favor of highly compensated employees. An employee may also make regular IRA contributions to his or her SEP-IRA (see discussion of IRAs, above).

         Under the terms of the SEP-IRA, contributions by or on behalf of participants may be invested in fund shares (or shares of other funds designated by the Adviser as eligible investments), as specified by the participant. All dividends and distributions on shares held in SEP-IRAs are reinvested in full and fractional shares. Since no fund is intended as a complete investment program it is important, in connection with the adoption of a SEP-IRA, that employers give careful consideration to the fiduciary obligation requirements of ERISA, particularly those pertaining to diversification of investments.

         Withdrawals before age 59 1/2 may involve the payment of a 10% nondeductible penalty on the amount withdrawn. Withdrawals must commence no later than the required beginning date (see discussions of Prototype Retirement Plans, above). The time and rate of withdrawal must conform with Code requirements in order to avoid adverse tax consequences. Contributions to a SEP-IRA by an employer are excluded from the employee's income rather than deducted from it. Elective deferrals made to an employee's SEP-IRA generally are excluded from his income in the year of deferral, but are included in wages for social security (FICA) and unemployment (FUTA) tax purposes. However, if the employee makes regular IRA contributions to his SEP-IRA, (other than elective deferrals), he can deduct them the same way as contributions to a regular IRA, up to the amount of his deduction limit. Investors should consult their tax advisers for further tax information including information with respect to the imposition of state and local income taxes and the effects of tax law changes.

         The funds have arranged for Boston Safe Deposit and Trust Company to furnish the required custodial services for SEP-IRAs using the fund's shares as the underlying investment. Boston Safe Deposit and Trust Company will charge an acceptance fee of $10 for each new SEP-IRA and an annual maintenance fee of $15 for each year that a SEP-IRA is in existence. There is a $10 fee for each premature distribution. These fees will be deducted from the SEP-IRA account and may be changed by the Custodian upon 30 days' prior written notice.

         To establish a SEP-IRA, an employer and employee should complete the Weiss, Peck & Greer IRA application materials, as well as IRS Form 5305-SEP. Pursuant to IRS regulations, an investor may for seven days following establishment of a SEP-IRA revoke the SEP-IRA. Detailed information on SEP-IRAs, together with the necessary form of application and custodial agreement, is available from the fund and should be studied carefully by persons interested in utilizing the fund for SEP-IRA investments. Such persons should also consult their own advisers regarding all aspects of the fund as an appropriate SEP-IRA investment vehicle.

SIMPLE RETIREMENT PLANS

         Effective for plan years after 1996, an employer may establish a SIMPLE retirement plan under new Section 408(p) of the Code. Under such plan, the employer may make contributions to individual retirement accounts established for each employee. Such individual retirement accounts must, by their terms, be limited to contributions under a SIMPLE retirement program. THE WEISS, PECK & GREER IRA IS NOT SO LIMITED AND MAY NOT BE USED TO FUND A SIMPLE RETIREMENT PROGRAM.

                              WEISS, PECK & GREER

                                  MUTUAL FUNDS


                                 Annual Report
                               December 31, 2000

                                 WPG TUDOR FUND
                           WPG LARGE CAP GROWTH FUND
                     (Formerly WPG Growth and Income Fund)
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                               WPG CORE BOND FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND


                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332

WEISS, PECK & GREER MUTUAL FUNDS

TABLE OF CONTENTS


Chairman's Letter .....................................................    2
Average Annual Total Returns ..........................................    4
Major Portfolio Changes - Equity Funds ................................    8
Ten Largest Holdings ..................................................    9
Schedules of Investments:
    WPG Tudor Fund ....................................................   11
    WPG Large Cap Growth Fund .........................................   13
    WPG Quantitative Equity Fund ......................................   14
    Weiss, Peck & Greer International Fund ............................   16
    WPG Core Bond Fund ................................................   18
    WPG Intermediate Municipal Bond Fund ..............................   21
    WPG Government Money Market Fund ..................................   24
    WPG Tax Free Money Market Fund ....................................   24
Statements of Assets and Liabilities ..................................   32
Statements of Operations ..............................................   34
Statements of Changes in Net Assets ...................................   36
Notes to Financial Statements .........................................   38
Financial Highlights ..................................................   44
Independent Auditors' Report ..........................................   47


INTERNATIONAL
OBJECTIVE:  Long-term growth of capital.

TUDOR
OBJECTIVE:  Capital appreciation.

LARGE CAP GROWTH
OBJECTIVE:  Long-term growth of capital.

QUANTITATIVE EQUITY
OBJECTIVE:  Seeks to provide investment results that exceed the S & P 500.

INTERMEDIATE MUNICIPAL BOND
OBJECTIVE: High current income consistent with relative stability of principal. Exempt from Federal Income Tax.

CORE BOND
OBJECTIVE:  High current income consistent with capital preservation.

* TAX FREE MONEY MARKET
 OBJECTIVE: Maximize current income with preservation of capital and liquidity.
            Exempt from Federal Income Tax.

* GOVERNMENT MONEY MARKET
 OBJECTIVE: Maximize current income with preservation of capital and liquidity.


* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured nor guaranteed by the FDIC or any other Government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

DEAR SHAREHOLDERS:

DOMESTIC EQUITY
---------------

    What a difference one year makes! Toward the end of 1999, our major concern was whether or not computer software programs would function properly because of Y2K uncertainties. Both the U.S. economy and U.S. financial markets were on a roll. One year later the U.S. economy is quickly decelerating and every major U.S. equity index was down during 2000. Even the U.S. Presidential Election was unprecedented.

    The S&P 500 completed the year 2000 down 9.1%, its worst performance since 1977's drop of 11.5%. The Dow Jones Industrial Average fell 6.2% during 2000, its worst year since a 9.2% negative result in 1981. Nasdaq suffered its worst year ever, down 39.2%, eclipsing a 35.1% loss in 1974.

    Technology issues caused most of the carnage to the equity indices. The S&P 500 technology sector fell 39.5% for the year and 32.0% for the fourth quarter alone. The weighting of the technology sector in the S&P 500 decreased from 35% in August to 24% by year-end. Financial stocks and health care issues were the largest positive contributors to S&P 500 performance during 2000. Each of these sectors were major detractors to performance in 1999, when technology was "king."

    Stock market breadth was very narrow during 1999, when technology issues masked a widespread bear market in most every sector. The stock market became much more broad based during 2000. S&P 500 performance would have been positive for 2000 if technology stocks were eliminated from performance.

    As seen through the eyes of the average investor, 2000 was the worst possible end to the roaring `90s. The Small Cap oriented Russell 2000 Growth Index returned -22.4%. As professional investors with an enhanced sensitivity to investment excesses, we feel that the necessary re-valuation of the market was a refreshing tonic.

    Now that the economy is decelerating noticeably, the Federal Reserve Board has begun to meaningfully reduce key short-term interest rates. These actions should greatly aid stock valuations. On the other hand, year-over-year earnings reports will cause concern, particularly during the first two quarters of 2001. Our market forecast then will be to expect turbulent and volatile activity early and then finish the year with an upward bias.

    2001 will most likely be characterized as the year for earnings disappointment. Therefore, as always, stock selection will be very important in the upcoming year


FIXED INCOME
------------

    The year 2000 was a volatile one for the fixed income market. In response to strong economic growth during the first half of the year, the Federal Reserve raised interest rates on three separate occasions increasing the Federal Funds rate from 5.50% to 6.50%. Speculation continued about the Federal Reserve until the fourth quarter of the year when it became obvious that economic growth was slowing. In fact in a highly aggressive and unusual move, the Federal Reserve lowered interest rates on January 3rd, 2001, by 50 basis points.

    During the course of the year, asset allocations out of the equity market and non-treasury securities, specifically corporates, into US Treasuries caused yields to drop dramatically by year-end. Speculation about further interest rate cuts by the Federal Reserve reversed all of the dramatic yield curve flattening that occurred during the 1st half of the year as concerns over economic weakness and lower rates in the front-end of the curve outweighed the benefits of the Treasury buyback program.

    Performance for non-Treasury securities showed substantial divergence. Generally speaking, sectors that contained credit risk (i.e., high yield and investment grade corporates) had the worst performance while higher quality sectors such as agencies and mortgages had relatively better performance.

INTERNATIONAL EQUITY
--------------------

    For global investors, 2000 was a year of major turning points. The winners of 1999 became the losers of 2000, and vice versa. This holds not just for sectors (technology versus health care and financials), but also for regions (the Pacific versus the West, emerging markets versus developed markets). It was also the year when growth went out of favor, and value became appreciated again. Clearly, during 2000 international equity markets took their clues from the US, more precisely from the Nasdaq. Its correction in mid-March sent shock waves throughout the world and they are still being felt at present. Non-US investments were further penalized in returns translated to US dollars. During 2000 the Euro depreciated by 6.3% against the US dollar while the Japanese Yen depreciated by 10.4% against the dollar for the same period. It is all part of the continuing globalization of capital markets and fund flows, which we expect to accelerate even further from hereon.

    At present the question is to what extent markets have already discounted the unfolding economic slowdown. The answer to this question will determine the overall direction of markets, as well as the performance of the various sectors in the global economy. For the time being we prefer to maintain a defensive posture, that is an underweight of cyclically sensitive sectors and an overweight of sectors that are less vulnerable to an economic slowdown (health care, consumer staples) and benefit from lower interest rates (financial services).

    As these events unfold, we will continue to seek investments that will enable Weiss, Peck & Greer shareholders to achieve their long-term investment goals.

                                           Sincerely,


                                           /s/ Roger J. Weiss
                                           Roger J. Weiss
                                           Chairman of the Board
                                           January 24, 2001

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURN


TUDOR FUND

The Tudor Fund weathered 2000's tumultuous market by returning -5.2% for the year. The fund outperformed its benchmark, the Russell 2000 Growth Index by 17.23% for the year. This outperformance was achieved through very strong stock selection in the technology, health care services, financial services and consumer discretionary sectors. The fund's strategy of in-depth bottom up research helped during the market's increasingly volatile downturn. Our focus on companies with strong fundamentals and proven management teams also lent stability to our performance.


[Graph deleted here] Graph depicts a $10,000 investment made on December 31, 1990 to December 31, 2000 of the WPG Tudor Fund as compared to the Lipper Mid Cap Core Index and Russell 2000 Growth Index.




                           Average Annual Total Return
                    (for the periods ended December 31, 2000)

                                         1 year      5 years     10 years
                                         ------      -------     --------
TUDOR .................................  -5.20%       9.75%       13.40%
Lipper Mid-Cap Core Fund Index ........   6.26%      16.15%       17.93%
Russell 2000 Growth Index ............. -22.43%       7.14%       12.80%





LARGE CAP GROWTH FUND

The year 2000 was a comparatively good year for the WPG Large Cap Growth Fund. The portfolio was down 1.68% for the year and compared quite favorably to the Lipper Large Cap Core Index (-7.37%) and the S&P 500 Index (-9.11%). Technology issues were very weak performers during the second, third and fourth quarters of 2000 after dramatically outperforming during 1999. The portfolio benefited by a decision last June to underweight the technology sector and reinvest the proceeds in select healthcare, financial and energy issues.




[Graph deleted here] Graph depicts a $10,000 investment from December 31, 1990 to December 31, 2000 of the WPG Large Cap Growth Fund as compared to the S&P 500 Stock Index and Lipper Large Cap Core Index.


                          Average Annual Total Return
                   (for the periods ended December 31, 2000)
                                  1 year   5 years   10 years
                                  ------   -------   --------

LARGE CAP GROWTH ................ -1.68%    19.06%     18.07%
S&P 500 Stock Index .............  9.11%    18.33%     17.46%
Lipper Large Cap Core Index .....  7.37%    16.77%     16.12%

WEISS, PECK & GREER MUTUAL FUNDS
AVERAGE ANNUAL TOTAL RETURN

QUANTITATIVE EQUITY FUND
As we anticipated at the end of 1999, the year 2000 brought a reversal of the two market trends that so hampered the Quantitative Equity model in 1999. Specifically, the market broadened and, more importantly, the valuation factors in our model were again predictors of outperformance. Our Book to Price, Cash Flow to Price, Earnings to Price factors as well as our Earnings Estimate Momentum factor were all very effective throughout the year leading the fund to outperform the S&P500.

During 2000 investor focus shifted dramatically. Investors began to demand companies with near term earnings selling at reasonable valuations over highly valued firms with little or no current earnings. Investors were again focusing on value.



[Graph deleted here] Graph depicts a $10,000 investment from January 1, 1993 to December 31, 2000 of the WPG Quantitative Equity Fund as compared to the S&P 500 Stock Index.


                          Average Annual Total Return
                    (for the periods ended December 31, 2000)

                                                   Inception
                                 1 year   5 years   1/1/93
                                 ------   -------   ------
QUANTITATIVE EQUITY              -7.32%   14.73%    14.86%
S&P 500 Stock Index.             -9.11%   18.33%    17.20%

WEISS, PECK & BRRR

Average Annual Total Return

INTERNATIONAL FUND

The Fund's negative performance over 2000 was due mainly to unfavorable stock selection. Industry selection mainly contributed negatively in the first half of the year, as the information and communication technology sectors were still overweight and experienced major corrections. Country and currency positioning yielded better than benchmark results. The Fund's growth oriented security selection remained clearly unrewarded during 2000, when the value style dominated.

[Graph deleted here] Graph depicts a $10,000 investment from December 31, 1990 to December 31, 2000 of the WPG International Fund as compared to the EAFE Index.


                           Average Annual Total Return
                    (for the periods ended December 31, 2000)

                         1 year   5 years  10 years
                         ------   -------  --------

INTERNATIONAL .........  -23.32%   4.50%    5.42%
EAFE Index ............  -13.96%    .43%    8.56%


CORE BOND FUND
The fixed income market rallied strongly throughout 2000 due to a weakening economy in the second half of the year and huge treasury buybacks in the first half of the year. Yields dropped between 100 and 140 basis points across the entire yield curve, erasing much of the rise in rates during 1999. In non-treasury sectors, corporate bonds had a particularly poor year, widening by approximately 95 basis points. Underperformance in the fund was largely attributable to an overweight in this sector. Positioning in the mortgage backed securities sector also detracted from returns. These negatives were partially offset by yield curve positioning and overweights in the agency and commercial mortgage backed securities sectors.



[Graph deleted here] Graph depicts a $10,000 investment from December 31, 1990 to December 31, 2000 of the WPG Core Bond Fund as compared to the Lehman Aggregate Index and the Morningstar Intermediate Term Bond Index.


                          Average Annual Total Return
                   (for the periods ended December 31, 2000)


                                    1 year  5 years  10 years
                                    ------  -------  --------
CORE BOND. .......................  10.66%    6.12%    6.43%
Lehman Aggregate Index ...........  11.63%    6.46%    7.96%
Morningstar Intermediate
        Term Bond Index ..........   9.45%    5.39%    7.32%

WEISS, PECK & GREER MUTUAL FUNDS
Average Annual Total Return


INTERMEDIATE MUNICIPAL BOND FUND
Fixed income markets rebounded from a disappointing 1999 to post strong returns in 2000. The Fund maintained a steady overall duration, but where possible looked to decrease its exposure to municipal bonds with poor call structure. This posture helped the Fund post a 8.73% return while its peer Lipper group returned 8.67% on average. The Fund also bested its unmanaged index by 11 basis points.


[Graph deleted here] Graph depicts a $10,000 investment from July 1, 1993 to December 31, 2000 of the WPG Intermediate Muni Bond as compared to the Lehman Brothers 3-10 year Municipal Bond Index and the Lipper Intermediate Muni Funds Index.

                          Average Annual Total Return
                   (for the periods ended December 31, 2000)

                                                           From
                                      1 year    5 years   7/1/93
                                      ------    -------   ------

INTERMEDIATE MUNI BOND ..............  8.73%     5.13%     5.13%
Lehman Brothers 3-10 year
     Municipal Bond Index ...........  8.62%     5.31%     5.50%
Lipper Intermediate
     Muni Funds Index ...............  8.67%     4.79%     4.82%


Performance represents historical data and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The charts represent hypothetical $10,000 investments in various WPG Funds. Investment results assume the reinvestment of dividends and distributions paid on the WPG Funds as well as the stocks constituting the indices in the charts. Indices are unmanaged groups of securities and, unlike a mutual fund, their performance assumes no transaction costs, taxes, management fees or other expenses. Please bear in mind that a direct investment in an index is not possible. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index is a measurement of changes in stock market conditions based on the average performance of small U.S. growth oriented securities with median market weighted capitalizations of approximately $950 million. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. The Lehman Brothers Aggregate Index is a market weighted blend of all investment grade corporate issues, all mortgage securities and all government issues. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. Investing in foreign securities involves special risks including greater social and political instability, currency fluctuations, and market illiquidity.

WEISS, PECK & GREER MUTUAL FUNDS

MAJOR PORTFOLIO CHANGES - EQUITY FUNDS - QUARTER ENDING DECEMBER 31, 2000


TUDOR FUND                              LARGE CAP GROWTH
----------------------------------      --------------------------------
Additions                               Additions
---------                               ---------

Anaren Microwave Inc.                   American Home Products Corp.
C-MAC Industries Inc.                   Apache Corp.
DiamondCluster International Inc.       Burlington Resources, Inc.
II-VI Inc.                              Charles Schwab Corp.
Ilex Oncology, Inc.                     Costco Wholesale Corp.
Inktomi Corp.                           Eli Lilly & Co.
Microtune Inc.                          JDS Uniphase Corp.
North American Scientific Inc.          Mellon Financial Corp.
Specialty Laboratories                  Specialty Laboratories
Zoll Medical Corp.                      Suntrust Banks Inc.

Deletions                               Deletions
---------                               ---------
Daleen Technologies Inc.                Autozone Inc.
Go2net Inc.                             BCE, Inc.
Kana Communications                     CBS Corp.
Netzero Inc.                            Emerson Electric Co.
P-Com Inc.                              Infonet Services
Peoples Heritage Financial              MCI Worldcom Inc.
Primus Knowledge Solutions              Microsoft Corp.
Rubio's Restaurant                      PepsiCo Inc.
Sangstat Medical Co.                    Providian Financial
Stoneridge                              Sara Lee Corp.


QUANTITATIVE EQUITY FUND                INTERNATIONAL FUND
----------------------------------      --------------------------------
Additions                               Additions
---------                               ---------
Agilent Technologies Inc.               AMP Ltd.
Applied Materials Inc.                  Amvescap
BEA Systems Inc.                        CGNU PLC
Boeing Co.                              China Mobile
Dentsply International Inc.             Fanuc Ltd.
Entergy Corp.                           Fuji Photo Film
Genzyme Corp.                           Groupe Danone
Helmerich & Payne Inc.                  Itochu
Honeywell Inc.                          Murata Manufacturing
Tosco Corp.                             Singapore Keppel Land Limited

Deletions                               Deletions
---------                               ---------
AK Steel Holding Corp.                  Benetton Grp SPA
Brunswick Corp.                         Bennesse Corporation
Coastal Corp.                           Broken Hill Proprietary Co.
Conagra Inc.                            Circle K Japan Co.
Dayton Hudson Corp.                     City Developments Ltd.
Donnelly RR & Sons                      Dassault Systems SA
Fortune Brands                          Enso R Shares
Royal Dutch Petroleum Co. ADR           Hitachi Ltd.
Southtrust Corp.                        Hong Kong & China Gas Co., Ltd.
Supervalu Inc.                          NSK Limited


WEISS, PECK & GREER MUTUAL FUNDS
Ten Largest Holdings at December 31, 2000 *

                                Percent                                                 Percent
                                Value   of Net                                          Value   of Net
Tudor Fund                      (000's) Assets  Large Cap Growth                        (000's) Assets
----------                      ------ -------  ----------------                        ------ -------
Career Education Corp. ......   $2,246  2.4%    American International Group Inc. .....$4,928   4.5%
Skywest Inc. ................   2,133   2.3%    General Electric Co. .................. 4,794   4.4%
Adolor Corp. ................   2,110   2.2%    Pfizer Inc. ........................... 4,600   4.2%
Lincare Holdings Inc. .......   2,054   2.2%    Baxter International Inc. ............. 4,416   4.0%
OM Group Inc. ...............   2,043   2.2%    Philip Morris Companies ............... 4,224   3.9%
Commerce Bancorp Inc. NJ ....   1,958   2.1%    Colgate-Palmolive Co. ................. 3,873   3.5%
Manugistics Group Inc. ......   1,790   1.9%    Citigroup Inc. ........................ 3,745   3.4%
Anaren Microwave Inc. .......   1,707   1.8%    Apache Corp. .......................... 3,503   3.2%
Harrahs Entertainment, Inc. .   1,691   1.7%    Oracle Corp. .......................... 3,488   3.2%
Plannar Systems Inc. ........   1,664   1.7%    Federal National Mortgage
                               ------  ----       Association ......................... 3,470   3.2%
                              $19,396  20.5%                                          ------- -----
                              =======  ====                                          $41,041  37.5%
                                                                                     =======  =====



QUANTITATIVE EQUITY FUND                        INTERNATIONAL FUND
------------------------                        ------------------
Exxon Mobil Corp. ............. 1,095   3.7%    Glaxosmithkline PLC ................. $195    3.0%
Merck & Co. Inc. ..............   969   3.3%    Nokia OYJ ...........................  190    3.0%
Pfizer Inc. ...................   837   2.8%    Vodafone Group PLC ..................  177    2.8%
General Electric Co. ..........   815   2.7%    Novartis AG .........................  136    2.1%
International Business
  Machines Corp. ..............   769   2.6%    HSBC Holdings PLC ...................  135    2.1%
Johnson & Johnson Co. .........   673   2.3%    Nestle SA ...........................  133    2.1%
Cisco Systems Inc. ............   658   2.2%    BP Amoco PLC ........................  129    2.0%
Citigroup Inc. ................   623   2.1%    ING Groep NV ........................  127    2.0%
SBC Communications ............   616   2.0%    Shell Transport & Trading PLC .......  116    1.8%
American International
  Group Inc. ..................   606   2.0%    Total Fina SA-B .....................  106    1.6%
                               ------    ----                                        ------    ----
                              $7,661    25.7%                                       $1,444    22.5%
                              ======    ====                                        ======    ====


                                                                      Page 9


WEISS, PECK & GREER MUTUAL FUNDS
Ten Largest Holdings at December 31, 2000 * - continued


                                                                                       Percent
                                                                                Value   of Net
CORE BOND FUND                                                                (000's)   Assets
--------------                                                                -------   ------
Federal National Mortgage Association 7.000% Due 1/1/16**                       $12,026  10.5%
Federal National Mortgage Association 7.000% Due 7/15/05                         8,611    7.6%
U.S. Treasury Bonds 6.125% Due 8/15/29                                           8,109    7.1%
Federal National Mortgage Association 7.000% Due 1/1/31**                        6,310    5.5%
Government National Mortgage Association 6.500% Due 2/15/24 - 10/15/24**         6,151    5.4%
U.S. Treasury Notes 5.250% Due 8/15/03                                           5,984    5.3%
Federal National Mortgage Association 6.500% Due 1/1/16**                        4,449    3.9%
Federal National Mortgage Association 6.500% Due 12/1/14**                       3,416    3.0%
American General Finance Corp 5.750% Due 11/1/03                                 3,296    2.9%
U.S. Treasury Notes 5.750% Due 8/15/10                                           3,112    2.7%
                                                                               -------   ----
                                                                               $61,464   53.9%
                                                                               =======   ====

INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------
Chicago Illinois O'Hare International Airport Revenue Refunding- 2nd Lien
        Series C (MBIA Insured) 5.750% Due 1/1/09                               $1,087    6.4%
Rhode Island Housing & Mortgage Finance Corporation Multifamily Housing
        Revenue Series A (AMBAC Insured) 5.700% Due 7/1/07                       1,055    6.2%
Port of Houston Texas General Obligation 5.100% Due 10/1/11                      1,029    6.1%
Lancaster County Nebraska Lincoln Public School District #1 5.000% Due 7/15/11     808    4.8%
San Antonio Texas Electric & Gas Refunding Series A 5.250% Due 2/1/15              766    4.5%
New Orleans Louisiana Public Improvement General Obligation
        (FSA Insured) 7.200% Due 11/1/08                                           744    4.4%
Oklahoma County Oklahoma Home Finance Authority Single Family Refunding
        Prerefunded Zero Coupon Due 7/1/12                                         738    4.4%
Edgewood Texas Independent School District Public Facilities
        Corporate Lease Revenue 4.700% Due 8/15/05                                 568    3.4%
Sacramento County Sanitation Financing Authority Revenue Series A 5.200%
        Due 12/1/11                                                                540    3.2%
Michigan State Housing Development Authority Rental Housing Revenue Series A
        6.600% Due 4/1/12                                                          533    3.2%
                                                                                ------   ----
                                                                                $7,868   46.6%
                                                                                ======   ====

*    The composition of the largest securities in each portfolio is subject to change.
**   Mortgage pass-through securities.

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000


NUMBER                                                                     VALUE
OF SHARES                        SECURITY                                (000'S)
---------                        --------                                -------

                                     TUDOR

                COMMON STOCKS (90.1%)
                Capital Goods
                Biotechnology (1.9%)
48,300        #*Applied Molecular Evolution Inc. ..................         $824
 9,200         *Cytyc Corp. .......................................          576
86,100         *Diacrin Inc. ......................................          430
                                                                           -----
                                                                           1,830
                                                                           -----

                Communications (6.3%)
25,400         *Anaren Microwave Inc. .............................        1,707
82,900         *Aspect Communications Inc. ........................          667
29,900         *Clarent Corp. .....................................          338
40,000         *Crown Media Holdings Inc. Cl A ....................          812
 2,300         *Luminent, Inc. ....................................           14
19,800         *Powerwave Technologies Inc. .......................        1,158
29,200         *SBA Communications Corp. ..........................        1,199
   500         *Transmeta Corp. ...................................           12
                                                                           -----
                                                                           5,907
                                                                           -----

                Computer Systems (3.2%)
 7,900         *Brocade Communications ............................          725
37,600         *Catapult Communications Corp. .....................          630
66,900         *Plannar Systems Inc. ..............................        1,664
                                                                           -----
                                                                           3,019
                                                                           -----

                Electronics (2.5%)
18,500         *C-Mac Industries Inc. .............................          821
 9,200        #*Exfo Electro-Optical Engineering ..................          240
33,100         *Veeco Instruments Inc. ............................        1,328
                                                                           -----
                                                                           2,389
                                                                           -----

                Information Services (1.2%)
15,100         *DiamondCluster International Inc. .................          461
51,800         *Hutchinson Technology .............................          712
                                                                           -----
                                                                           1,173
                                                                           -----

                Internet (0.7%)
26,800         *BreezeCOM Limited .................................          384
16,800         *Inktomi Corp. .....................................          300
                                                                           -----
                                                                             684
                                                                           -----

                Machinery (0.6%)
43,100         *Asyst Technology Corp. ............................          579
                                                                           -----

                Pharmaceuticals (12.1%)
95,900        #*Adolor Corp. ......................................        2,110
19,000          Alpharma Inc. Cl A ................................          834
 9,300         *Cell Therapeutics Inc. ............................          419
 9,400         *Cor Therapeutics ..................................          331
36,100         *Guilford Pharmaceuticals Inc. .....................          650
28,400         *Ilex Oncology, Inc. ...............................          747
18,000         *Inhale Therapeutic Systems Inc. ...................          909
11,000         *Millennium Pharmaceuticals Inc. ...................          680



NUMBER                                                                     VALUE
OF SHARES                        SECURITY                                (000'S)
---------                        --------                                -------

                               TUDOR (continued)

16,200        #*Pharmacyclics Inc. ..............................           $555
 4,600         *Pozen Inc. ........................................           84
13,000         *QLT Phototherapeutics Inc. ........................          364
29,400         *Regeneron Pharmaceutical ..........................        1,037
24,200         *RehabCare Group Inc. ..............................        1,243
44,200         *Triad Hospitals Inc. ..............................        1,439
                                                                           -----
                                                                          11,402
                                                                           -----
                Semiconductors (7.0%)
67,300         *ADE Corp. .........................................        1,186
 9,517         *Applied Micro Circuits Corp. ......................          714
34,200         *Atmel Corp. .......................................          398
11,800         *Caliper Technologies Corp. ........................          555
18,000         *Cymer Inc. ........................................          463
52,200         *Lattice Semiconductor Corp. .......................          959
71,000         *Microtune Inc. ....................................        1,176
 8,000         *Plexus Corp. ......................................          243
37,300         *Sipex Corp. .......................................          893
                                                                           -----
                                                                           6,587
                                                                           -----

                Software & Services (3.5%)
39,600         *Cognos Inc. .......................................          745
68,900         *eLoyalty Corp. ....................................          446
32,400         *Galileo Technology Ltd. ...........................          437
27,100         *II-VI Inc. ........................................          412
60,461         *Intermagnetics General Corp. ......................        1,013
 5,100         *TIBCO Software Inc. ...............................          244
                                                                           -----
                                                                           3,297
                                                                           -----
                                                                          36,867
                                                                          ------

                Consumer
                Computer Software (2.8%)
30,800         *Broadvision Inc. ..................................          364
70,500         *Casino Data Systems ...............................          495
31,400         *Manugistics Group Inc. ............................        1,790
                                                                           -----
                                                                           2,649
                                                                           -----

                Entertainment (1.8%)
64,100         *Harrahs Entertainment, Inc. .......................        1,691
                                                                           -----

                Food (1.9%)
32,600         *American Italian Pasta ............................          874
14,500        #*California Pizza Kitchen Inc. .....................          410
 9,600         *Performance Group .................................          492
                                                                           -----
                                                                           1,776
                                                                           -----

                Health Care Services (1.7%)
 7,100         *Gilead Sciences Inc. ..............................          589
30,400         *Zoll Medical Corp. ................................        1,066
                                                                           -----
                                                                           1,655
                                                                           -----

                       See notes to financial statements
                                                                         Page 11




WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000


NUMBER                                                                     VALUE
OF SHARES                        SECURITY                                (000'S)
---------                        --------                                -------

                               TUDOR (continued)

                Hospital  Management &
                Service (3.7%)
36,000         *Lincare Holdings Inc. .............................       $2,054
57,900        #*Sunrise Assisted Living Inc. ......................        1,448
                                                                           -----
                                                                           3,502
                                                                           -----

                Media - Communication (4.6%)
54,668         *Acterna Corp. .....................................          738
25,900         *Advanced Fibre Communication ......................          468
48,100         *Entravision Communications ........................          884
18,300         *Millicom International Cellular ...................          421
37,300         *Somera Communications, Inc. .......................          324
18,800         *Western Wireless Corp. Cl A .......................          736
41,821         *XOXO Cl A .........................................          745
                                                                           -----
                                                                           4,316
                                                                           -----

                Medical Supplies (1.2%)
28,800         *North American Scientific Inc. ....................          417
44,900         *Oratec Interventions Inc. .........................          230
15,000        #*Specialty Laboratories ............................          497
                                                                           -----
                                                                           1,144
                                                                           -----

                Miscellaneous Manufacturing
                Industries (1.8%)
70,100         *Genomica Corp. ....................................          370
28,200         *Plantronics Inc. ..................................        1,326
                                                                           -----
                                                                           1,696
                                                                           -----

                Tobacco Manufacturers (1.6%)
56,300         *Core Laboratories .................................        1,538
                                                                           -----

                Retail (2.6%)
45,900         *Dollar Tree Stores Inc. ...........................        1,125
28,600          Ethan Allen Interiors, Inc. .......................          958
 6,100         *Interwoven Inc. ...................................          402
                                                                           -----
                                                                           2,485
                                                                           -----
                                                                          22,452
                                                                           -----

                Energy
                Oil & Gas Exploration (5.0%)
 20,900         *BJ Services Co. ...................................       1,439
264,400         #*Gulf Canada Resources Ltd. .......................       1,339
 21,800         *Universal Compression Holdings ....................         822
 34,900         *Veritas DGC Inc. ..................................       1,127
                                                                           -----
                                                                           4,727
                                                                           -----

                Interest Sensitive
                Banks (5.1%)
28,635         Commerce Bancorp Inc. NJ ...........................        1,958
15,400         *Enzon Inc. ........................................          956
49,000         *OneSource Info Service ............................          379
52,815         Washington Federal Inc. ............................        1,502
                                                                           -----
                                                                           4,795
                                                                           -----


NUMBER                                                                     VALUE
OF SHARES                        SECURITY                                (000'S)
---------                        --------                                -------

                               TUDOR (continued)
                Homebuilding (2.5%)
41,600         *Del Webb Corp. ....................................       $1,217
31,300         *Dycom Industries Inc. .............................        1,125
                                                                           -----
                                                                           2,342
                                                                           -----

                Other (6.8%)
27,800         *Affiliated Managers Group .........................        1,525
47,200         *APW Ltd. ..........................................        1,593
31,180          BRE Properties Inc. Cl A ..........................          988
61,200         *Spherion Corp. ....................................          692
43,233          Waddell & Reed Financial ..........................        1,627
                                                                           -----
                                                                           6,425
                                                                           -----

                Schools (2.4%)
57,400         *Career Education Corp. ...........................         2,246
                                                                           -----
                                                                          15,808
                                                                          ------

                Intermediate Goods & Services
                Basic Industries (2.2%)
37,400         OM Group Inc. ......................................        2,043
                                                                          ------

                Transportation (3.4%)
44,300         *America West Holdings Corp. Cl B ..................          568
74,200         Skywest Inc. .......................................        2,133
13,100         Teekay Shipping Marshall Island ....................          498
                                                                          ------
                                                                           3,199
                                                                          ------
                                                                           5,242
                                                                          ------

                 Total Common Stock
                (Cost $69,680) ......................................     85,096
                                                                          ------

PRINCIPAL
AMOUNT
(000's)
               REPURCHASE AGREEMENT (6.4%)
        ---------------------------
              (Cost $6,028)
$6,028          SBC Warburg Inc. 6.000% Due 1/2/01
                with maturity value of $6,032
                (collateralized by $6,147
                United States Treasury Bond
                7.625% Due 2/15/25) ...............................        6,028

              Total Investments (96.5%)
                (Cost $75,708) ....................................       91,124

              Other Assets in Excess of
                Liabilities (3.5%) ................................        3,294
                                                                      ----------

             Total Net Assets (100.0%) ...............................$   94,418
                                                                      ==========

*       Non-income producing security.
#       Security out on loan (see Note 3.)



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000



NUMBER                                                                     VALUE
OF SHARES                        SECURITY                                (000'S)
---------                        --------                                -------

                                LARGE CAP GROWTH

                COMMON STOCKS (98.7%)
                Capital Goods
                Broadcasting/Advertising (5.8%)
100,000        *AT&T Corp. Liberty Media Cl A .....................       $1,356
55,000         *Nortel Networks Corp. .............................        1,764
25,000         Time Warner Inc. ...................................        1,306
40,000         *Viacom Inc. Cl B ..................................        1,870
                                                                      ----------
                                                                           6,296
                                                                      ----------

                Computer Software & Services (13.3%)
61,000         *Cisco Systems Inc. ................................        2,333
20,000         *EMC Corp. .........................................        1,330
120,000        *Oracle Corp. ......................................        3,488
60,000         *Sun Microsystems Inc. .............................        1,673
50,000         *Tellabs, Inc. .....................................        2,825
60,800         Texas Instruments, Inc. ............................        2,880
                                                                      ----------
                                                                          14,529
                                                                      ----------

                Electronics (2.2%)
32,800         *Applied Micro Circuits Corp. ......................        2,461
                                                                      ----------

                Other Capital Goods (4.4%)
100,000        General Electric Co. ...............................        4,794
                                                                      ----------

                Technology (4.5%)
40,000         Corning Inc. .......................................        2,112
50,000         *General Motors Corp. Cl H .........................        1,150
40,000         *JDS Uniphase Corp. ................................        1,668
                                                                      ----------
                                                                           4,930
                                                                      ----------
                                                                          33,010

                Consumer
                Health Care (13.0%)
35,000         American Home Products Corp. .......................        2,224
50,000         Baxter International Inc. ..........................        4,416
12,600         Eli Lilly & Co. ....................................        1,172
100,000        Pfizer Inc. ........................................        4,600
25,000         Pharmacia Corp. ....................................        1,525
10,000         *Specialty Laboratories ............................          331
                                                                      ----------
                                                                          14,268
                                                                      ----------

               Non-Durables (2.9%)
30,000         Johnson & Johnson ..................................        3,152
                                                                      ----------

               Restaurants (2.5%)
80,000         McDonald's Corp. ...................................        2,720
                                                                      ----------
                Other (14.4%)
80,000         Carnival Corp. .....................................       $2,465
60,000         Colgate-Palmolive Co. ..............................        3,873
50,000         *Costco Wholesale Corp. ............................        1,997
96,000         Philip Morris Companies Inc. .......................        4,224
75,000         Walgreen Co. .......................................        3,136
                                                                      ----------
                                                                          15,695
                                                                      ----------
                                                                          35,835
                                                                      ----------

               Interest Sensitive
               Banks (7.0%)
60,000         Bank of New York Inc. ..............................        3,311
57,100         Mellon Financial Corp. .............................        2,808
23,900         Suntrust Banks Inc. ................................        1,506
                                                                      ----------
                                                                           7,625
                                                                      ----------

                Insurance (4.5%)
50,000         American International Group Inc. ..................        4,928
                                                                      ----------

               Other (13.8%)
42,500         American Express Co. ...............................        2,335
75,000         Charles Schwab Corp. ...............................        2,128
73,340         Citigroup Inc. .....................................        3,745
40,000         Federal National
               Mortgage Association ...............................        3,470
50,000         Federal Home Loan
               Mortgage Corp. .....................................        3,444
                                                                      ----------
                                                                          15,122
                                                                      ----------
                                                                          27,675
                                                                      ----------

                Natural Resources
                Energy & Related (8.6%)
50,000         Apache Corp. .......................................        3,503
50,000         Baker Hughes Inc. ..................................        2,078
40,000         Burlington Resources Inc. ..........................        2,020
50,000         Halliburton Co. ....................................        1,813
                                                                      ----------
                                                                           9,414
                                                                      ----------

                Real Estate Investment Trusts
                Commercial & Industrial (1.8%)
80,000          Duke Weeks Realty Investors Inc. ..................        1,970

                Total Common Stock
                (Cost $73,717) ....................................      107,904



                       See notes to financial statements
                                                                Page 13


WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

                          LARGE CAP GROWTH (continued)

PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                                         SECURITY               (000'S)
-------                                         --------               -------


                EURODOLLAR DEPOSIT (1.4%)
                (Cost $1,452)
$1,452         Societe Generale Bank Due 1/2/01 ...................       $1,452
                                                                        --------

                Total Investments (100.1%)
                (Cost $75,169) ....................................      109,356

                Liabilities in Excess of
                Other Assets (-0.1%) ..............................          (9)
                                                                        --------

                Total Net Assets (100.0%)                               $109,347
                                                                        ========

* Non-income producing securities.


NUMBER                                                                    VALUE
OF SHARES                               SECURITY                         (000'S)
---------                               --------                         -------

                              QUANTITATIVE EQUITY

               Banking/Financial (0.7%)
 7,200         Dime Bancorp Inc. ..................................        $213
                                                                        --------

               Commercial Services (0.6%)
 7,450         Viad Corp. .........................................         171
                                                                        --------

               Consumer Cyclicals (6.5%)
10,550         Darden Restaurants Inc. ............................         241
 8,050         *Jack in the Box Inc. ..............................         237
12,550         *Kroger Co. ........................................         340
 3,700         Lowe's Companies Inc. ..............................         165
16,000         Visteon Corp. ......................................         184
10,800         Wal-Mart Stores Inc. ...............................         574
 8,350         Walt Disney Co. ....................................         241
                                                                        --------
                                                                          1,982
                                                                        --------

               Consumer Non-Cyclicals (4.7%)
 5,700         Anheuser-Busch Companies Inc. ......................         259
 8,050         PepsiCo, Inc. ......................................         399
 6,550         Philip Morris Companies Inc. .......................         288
 2,600         Procter & Gamble Co. ...............................         204
 2,500         Quaker Oats ........................................         244
                                                                        --------
                                                                          1,394
                                                                        --------

               Consumer Services (4.4%)
 2,400         Corning Inc. .......................................         127
 9,300         Sears Roebuck & Co. ................................         323
13,450         Sysco Corp. ........................................         404
 4,800         Time Warner Inc. ...................................         251
 4,200         *Viacom Inc. .......................................         196
                                                                        --------
                                                                          1,301
                                                                        --------

               Electric Services (0.9%)
 4,700         *Agilent Technologies Inc. .........................         257
                                                                        --------

               Electronics (2.8%)
 6,300         *Applied Materials Inc. ............................         241
 3,100         Linear Corp. .......................................         143
11,000         *LSI Logic Corp. ...................................         188
 2,500         PerkinElmer Inc. ...................................         262
                                                                        --------
                                                                            834
                                                                        --------

               Energy (9.5%)
12,600         Exxon Mobil Corp. ..................................       1,095
 5,300         Helmerich & Payne Inc. .............................         233
11,700         Occidental Petroleum Corp. .........................         284
11,550         PPL Corp. ..........................................         522
10,700         Tosco Corp. ........................................         363
11,900         USX-Marathon Group .................................         330
                                                                        --------
                                                                          2,827
                                                                        --------


                       See notes to financial statements.

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000





NUMBER                                                                  VALUE
OF SHARES                       SECURITY                                (000'S)
---------                       --------                                -------

                        QUANTITATIVE EQUITY (continued)

               Finance (15.2%)
 5,100         AMBAC Financial Group Inc. .........................        $297
 6,150         American International Group Inc. ..................         606
12,200         Citigroup Inc. .....................................         623
 5,550         Comerica Inc. ......................................         330
 5,200         Countrywide Credit Industries, Inc. ................         261
 2,750         Federal National Mortgage
               Association ........................................         239
12,000         Fleet Boston Financial Corp. .......................         451
10,850         Hibernia Corp. Cl A ................................         138
 7,800         Household International Inc. .......................         429
 4,100         Merrill Lynch & Co., Inc. ..........................         280
 7,600         PNC Financial Services Group .......................         555
 6,200         Washington Mutual, Inc. ............................         329
                                                                        --------
                                                                          4,538
                                                                        --------

               Financial Services (0.8%)
 9,000         Keycorp ............................................         252
                                                                        --------

               Footwear (0.7%)
 2,900         *Payless Shoesources Inc. ..........................         205
                                                                        --------

               Forest Products & Paper (0.8%)
 8,000         Westvaco Corp. .....................................         234
                                                                        --------

               Health Care (13.6%)
 5,900         Bristol Myers Squibb Co. ...........................         436
 5,800         Dentsply International Inc. ........................         227
 3,900         Eli Lilly & Co. ....................................         363
 2,150         *Genzyme Corp. .....................................         193
 6,400         Johnson & Johnson Co. ..............................         673
10,350         Merck & Co. Inc. ...................................         969
18,200         Pfizer Inc. ........................................         837
 3,050         *Wellpoint Health Networks .........................         352
                                                                        --------
                                                                          4,050
                                                                        --------

                Homebuilding (1.3%)
 9,600         Pulte Corp. ........................................         405

                Industrial (6.9%)
 5,900         Cooper Industries Inc. .............................         271
 8,250         Cytec Industries Inc. ..............................         329
 3,200         *FMC Corp. .........................................         229
17,000         General Electric Co. ...............................         815
 7,650         Tyco International Ltd. ............................         425
                                                                        --------
                                                                          2,069
                                                                        --------

               Insurance Agents (2.3%)
 1,700         CIGNA Corp. ........................................         225
 4,300         MGIC Investment Corp. ..............................         290
 3,500         Nationwide Financial Services Cl A .................         166
                                                                        --------
                                                                            681
                                                                        --------

               Retail (0.8%)
 7,300         Target Corp. .......................................        $235

               Technology (17.8%)
 4,400         Adobe Systems Inc. .................................         256
 5,200         *BEA Systems Inc. ..................................         350
 3,000         Boeing Co. .........................................         198
17,200         *Cisco Systems Inc. ................................         658
 5,250         *EMC Corp. .........................................         349
 7,550         First Data Corp. ...................................         398
14,300         Intel Corp. ........................................         433
 9,050         International Business
               Machines Corp. .....................................         769
 7,250         *Microsoft Corp. ...................................         315
 7,900         *National Semiconductor ............................         159
 9,900         *Oracle Corp. ......................................         288
 3,650         Scientific Atlanta Inc. ............................         119
10,500         *Sun Microsystems Inc. .............................         293
 5,400         United Technologies Corp. ..........................         425
 1,500         Veritas Software Corp. .............................         131
 3,800         *Xilinx Inc. .......................................         175
                                                                        --------
                                                                          5,316
                                                                        --------

               Telecommunications (4.3%)
12,500         Lucent Technologies Inc. ...........................         169
 7,200         Qwest Communications
               International ......................................         295
12,900         SBC Communications .................................         616
 9,500         *Sprint Corp. ......................................         193
                                                                        --------
                                                                          1,273
                                                                        --------

               Transportation (2.3%)
 4,250         Delta Air Lines Inc. ...............................         213
 9,700         Honeywell Inc. .....................................         459
                                                                        --------
                                                                            672
                                                                        --------

               Utilities (1.2%)
 8,600         Entergy Corp. ......................................         364
                                                                        --------

               Wireless Communications (1.9%)
11,200         Verizon Communications .............................         561
                                                                        --------

               Total Investments (100.0%)
                (Cost $28,336) .....................................     29,834

                Liabilities in Excess of Other
                Assets (0.0%) ......................................        (10)
                                                                        --------

                Total Net Assets (100.0%) ..........................     $29,824
                                                                         =======


* Non-income producing securities.


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000



NUMBER                                                                  VALUE
OF SHARES                       SECURITY                                (000'S)
---------                       --------                                -------



                               INTERNATIONAL FUND

               COMMON STOCKS (98.3%)
               Australia (4.8%)
 3,220         AMP Ltd. ...........................................        $ 36
   985         *Brambles Industries Ltd. ..........................          23
 7,727         BRL Hardy Ltd. .....................................          34
 6,120         Broken Hill Proprietary Co. ........................          65
 2,800         *National Australia Bank, Ltd. .....................          45
 1,970         News Corporation Ltd. ..............................          15
 7,739         Westpac Banking ....................................          57
 6,720         Woolworths Limited .................................          31
                                                                        --------
                                                                            306
                                                                        --------

                Denmark (0.6%)
 2,230         Danske Bank ........................................          40
                                                                        --------

                Finland (3.4%)
 4,253         Nokia OYJ ..........................................         190
 1,869         Sonera OYJ .........................................          34
                                                                        --------
                                                                            224
                                                                        --------

                France (9.4%)
 1,390         Alcatel ............................................          79
   672         *Aventis ...........................................          59
   497         AXA ................................................          72
   642         BNP Paribas ........................................          56
   508         Carrefour Supermarche ..............................          32
   556         Christian Dior .....................................          27
   346         France Telecom SA ..................................          30
   300         Groupe Danone ......................................          45
   807         L' Oreal ...........................................          69
   712         Total Fina SA - B ..................................         106
   648         Vivendi Environment ................................          28
                                                                        --------
                                                                            603
                                                                        --------

                Germany (8.6%)
   179         Allianz AG .........................................          67
 1,053         Bayer AG ...........................................          55
   600        *Bayerische Motoren Werke ...........................          20
 1,055        *Deutsche Bank AG ...................................          89
   406         Deutsche Pfandbrief &
               Hypothekenbank .....................................          30
 1,189        *Deutsche Telekom NPV ...............................          36
 1,106         E.ON AG ............................................          67
   293         Fresenius AG .......................................          78
   297         *SAP AG - Vorzug ...................................          42
   520         Siemens AG .........................................          68
                                                                        --------
                                                                            552
                                                                        --------

                Hong Kong (2.5%)
 4,000         *China Mobile ......................................          22
 8,000         CLP Holdings Ltd. ..................................          40
 3,000         *Hutchinson Whampoa ................................          37
 5,000         *Swire Pacific Ltd `A' .............................        $ 36
 5,000         *Television Broadcasts Ltd. ........................          26
                                                                        --------
                                                                            161
                                                                        --------

                Ireland (0.6%)
 1,906         *CRH PLC ...........................................          36

                Italy (3.0%)
 4,000         *Banca Fideuram SPA ................................          55
 5,500         *Ente Nazionale Idrocarburi ........................          35
 5,500         *Telecom Italia Mobile .............................          44
11,600         *Unicredito Italiano SPA ...........................          61
                                                                        --------
                                                                            195
                                                                        --------

                Japan (18.8%)
 1,000         Alps Electric Co. Ltd. .............................          15
 6,000         *Asahi Glass Co. Ltd. ..............................          50
 6,000         *Bank of Tokyo - Mitsubishi Ltd. ...................          60
 1,000         Daikin Kogyo .......................................          19
     7         *East Japan Railway ................................          41
 1,000         Eisai Co. ..........................................          35
   500         Fanuc Ltd. .........................................          34
 1,000         Fuji Photo Film ....................................          42
 1,000         Honda Motor Co. Ltd. ...............................          37
   400         Hoya Corporation ...................................          29
11,000         *Itochu ............................................          51
   300         Kyocera Corp. ......................................          33
   200         Lawson .............................................           8
 2,000         Mitsubishi Estate ..................................          21
     3         Mizuho Holdings ....................................          18
   400         *Murata Manufacturing ..............................          47
    13         Nippon Telegraph &
               Telephone Corp. ....................................          94
 8,000         Nissan Motor .......................................          46
 3,000         Nomura Securities Co. ..............................          54
     1         *NTT Docomo Inc. ...................................          17
 2,000         Olympus Optical Co. Ltd. ...........................          35
 7,000         Sakura Bank Ltd. ...................................          42
   500         Secom Co. Ltd. .....................................          33
 4,000         *Sekisui House Ltd. ................................          37
 1,000         Shin - Etsu Chemical Co. ...........................          39
   800         Sony Corp. .........................................          55
 1,000         Takeda Chemical Industries .........................          59
 2,900         Tokyo Electric Power Co. ...........................          72
 1,300         *Toyota Motor Co. ..................................          42
 1,000         Yamanouchi Pharmaceutical Co. ......................          43
                                                                        --------
                                                                           1,208
                                                                        --------

                Netherlands (9.9%)
 3,460         *ABN-AMRO Holding NV ...............................          79
 1,014         Aegon NV ...........................................          42
                                                                        --------


Page 16                  See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000



NUMBER                                                                  VALUE
OF SHARES                       SECURITY                                (000'S)
---------                       --------                                -------

                         INTERNATIONAL FUND (continued)

 1,149         *Akzo Nobel ........................................        $ 62
 3,614         *Elsevier NV .......................................          53
 1,343         Hagemeyer NV .......................................          30
 1,587         ING Groep NV .......................................         127
 1,653         Koninklijke Ahold NV ...............................          53
   805         Koninklijke KPN NV .................................           9
   600         Koninklijke Numico NV ..............................          30
 1,869         Philips Electronics ................................          68
 1,344         StMicroelectronics .................................          58
   480         Vnu - Ver Ned Uitgev Ver Bezit .....................          24
                                                                        --------
                                                                            635
                                                                        --------

                Portugal (0.6%)
   555         Portugal Telecom New ...............................           5
 3,700         *Portugal Telecom ..................................          34
                                                                        --------
                                                                             39
                                                                        --------
               Singapore (0.5%)
22,000         Singapore Keppel Land Ltd. .........................          35
                                                                        --------

                Spain (1.9%)
 4,713         *Banco Bilbao Vizcaya ..............................          70
 3,000         *Telefonica S.A ....................................          50
                                                                        --------
                                                                            120
                                                                        --------

                Sweden (3.3%)
 8,602         Ericsson LM - B ....................................          98
 2,448         *Hennes & Mauritz AB B .............................          38
 2,356         *Skandia Forsakrings AB ............................          38
 3,374         *Skandinaviska Enskilda Ban-A ......................          37
                                                                        --------
                                                                            211
                                                                        --------

                Switzerland (9.0%)
    61         *Adecco SA .........................................          38
   229         Credit Suisse Group-Reg ............................          44
     6         Julius Baer Holding AG .............................          33
    57         Nestle SA ..........................................         133
    77         Novartis AG ........................................         136
     5         Roche Holding AG - Genusss .........................          51
    22         *Swiss Reinsurance Co. .............................          53
   151         *Zurich Allied AG - New ............................          91
                                                                        --------
                                                                            579
                                                                        --------

                United Kingdom (21.4%)
 1,957         *Amvescap ..........................................          40
 1,193         Astrazeneca PLC ....................................          60
15,998         BP Amoco PLC .......................................         129
 3,280         British Telecom PLC ................................          28
 3,247         CGNU PLC ...........................................          52
 1,499         CMG ................................................          21
 1,150         Colt Telecom Group PLC .............................          25
 3,629         Diageo PLC .........................................          41
 6,933         Glaxosmithkline PLC ................................        $195
 4,755         Granada Compass ....................................          52
 6,046         Hays PLC ...........................................          35
 9,146         HSBC Holdings PLC ..................................         135
 1,915         Provident Financial ................................          28
 2,229         Royal Bank of Scotland .............................          53
14,114         Shell Transport & Trading PLC ......................         116
16,074         Tesco PLC ..........................................          65
 6,638         The National Grid Holdings .........................          60
48,286         Vodafone Group PLC .................................         177
 5,061         WPP Group PLC ......................................          66
                                                                        --------
                                                                          1,378
                                                                        --------

                Total Common Stocks
                (Cost $6,345) .....................................       6,322

Principal
Amount
(000's)
-------

                CONVERTIBLE BONDS
                Japan (1.0%)
                (Cost $52)
$   70         Sumitomo Bank International Finance
                 0.75% Due 5/31/01 ..................................       63
                                                                        --------

                Total Investments (99.3%)
                (Cost $6,397) .......................................     6,385

                Other Assets in Excess
                  of Liabilities (0.7%) .............................        47
                                                                        --------

                Total Net Assets (100.0%) ...........................    $6,432


                                                                        =======
* Non-income producing security.



                       See notes to financial statements.

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000


                         INTERNATIONAL FUND (continued)

                               INTERNATIONAL FUND
                            INDUSTRY CONCENTRATIONS

  % of Net                                                                Value
   Assets                                                                (000's)
   ------                                                                -------
  14.3%        Banks ..............................................        $918
  12.6%        Health Care ........................................         807
  10.9%        Telecommunications Services ........................         700
   9.1%        Consumer Discretionary .............................         587
   8.3%        Consumer Staples ...................................         534
   8.0%        Information Technology .............................         517
   6.9%        Diversified Financial Services .....................         441
   6.5%        Insurance ..........................................         416
   6.0%        Energy .............................................         386
   4.9%        Industrial .........................................         317
   4.6%        Utilities ..........................................         297
   3.1%        Materials ..........................................         200
   0.9%        Transportation .....................................          61
   0.9%        Real Estate ........................................          56
   0.8%        Commercial Services ................................          52
   0.8%        Multi-Industry .....................................          51
   0.4%        Broadcast, Radio & TV ..............................          26
   0.3%        Construction and Housing ...........................          19
  ----                                                                     -----
  99.3%        Total Investments ..................................        6,385

               Other Assets in Excess
   0.7%          of Liabilities ...................................          47
 -----                                                                   ------
 100.0%        Total Net Assets ...................................      $6,432
 =====                                                                   ======


Principal
Amount                                                                    Value
(000's)                                 Security                         (000's)
-------                                 --------                         -------

                                   CORE BOND

                LONG-TERM SECURITIES
                Asset Backed Securities (1.3%)
                (Cost $1,425)
                Credit Cards (1.3%)
    $1,425      Chase Commercial Credit
                Card Series 2000-2 Class A2
                7.631% Due 6/15/10 ................................      $1,536

                Corporate Debentures (33.1%)
                Banks (5.5%)
     1,500      Bank of America Corp.
                 7.125% Due 9/15/06 ................................      1,540
       600      Bank One Capital III
                 8.750% Due 9/1/30 .................................        593
     1,000      Barclays Bank PLC
                 8.550% Due 9/15/49 (B)(D) .........................      1,046
       750      BNP Paribas
                 9.003% Due 12/30/49 (B)(D) ........................        776
     1,450     *Chase Manhattan Corp.
                 7.625% Due 1/15/03 ................................      1,488
       700      HSBC Capital Funding LP
                 10.176% Due 12/31/49 (B) ..........................        804
                                                                         ------
                                                                          6,247
                                                                         ------

                Finance (17.0%)
     1,000      Abbey National Capital Trust
                  8.963% Due 12/29/49 (B) ..........................      1,032
     3,350      *American General Finance Corp.
                  5.750% Due 11/1/03 ...............................      3,296
        55       Aristar Inc.
                  6.000% Due 8/1/01 ................................         55
       450      Associates Corp. NA
                  5.750% Due 11/1/03 ...............................        444
     1,250      Bear Stearns Co. Inc.
                  7.800% Due 8/15/07 ...............................      1,291
       350      Beneficial Corp.
                  6.270% Due 1/9/02 ................................        351
     1,735     *Beneficial Corp.
                  6.250% Due 2/18/03 ...............................      1,729
     1,810      Citigroup Inc.
                  7.250% Due 10/1/10 ...............................      1,872
        50      Commercial Credit Corp.
                  6.875% Due 5/1/02 ................................         50
     2,000      Ford Motor Credit Co.
                  5.750% Due 2/23/04 ...............................      1,948
       550      Ford Motor Co.
                  7.450% Due 7/16/31 ...............................        513
     1,500      GMAC 6.650% Due 11/15/05 ...........................      1,492
       700      Liberty Mutual Insurance
                 7.697% Due 10/15/49 (B) ...........................        520
      2,110     Morgan Stanley Dean Witter
                 5.625% Due 1/20/04 ................................      2,070




                       See notes to financial statements


Page 18




WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

Principal
Amount                                                                    Value
(000's)                                 Security                         (000's)
-------                                 --------                         -------

                              CORE BOND (continued)

    $1,310      Morgan Stanley Dean Witter
                 7.750% Due 6/15/05 ..............................       $1,379
        50      Salomon Smith Barney Holdings
                 5.875% Due 2/1/01 ..............................            50
     1,250      UBS Preferred Funding Trust
                  8.522% Due 10/1/49 ............................         1,309
                                                                         ------
                                                                         19,401
                                                                         ------
                Industrial (2.3%)
     1,000      Enron Corp.
                 8.000% Due 8/15/05 (B) ...........................       1,063
       700      Liberty Media Group
                 8.250% Due 2/1/30 ................................         642
       920      Petroleum Geo-Services
                 7.500% Due 3/31/07 ...............................         898
                                                                         ------
                                                                          2,603
                                                                         ------
                Insurance (0.5%)
       600      AXA Financial Inc.
                 8.600% Due 12/15/30 ..............................         618
                                                                         ------

                Real Estate Investment
                Trust (REIT) (1.9%)
     2,150      Equity Office Properties
                  7.750% Due 11/15/07 .............................       2,205
                                                                         ------

                Telecommunications (4.3%)
     2,625      Cox Enterprises
                 7.875% Due 9/15/10 (B) ..........................       2,662
       860      Deutsche Telekom International
                 8.250% Due 6/15/30 ..............................         850
       650      Marconi Corp. PLC
                 8.375% Due 9/15/30 ..............................         601
       850      Qwest Corp.
                 7.200% Due 11/1/04 ..............................         864
                                                                        ------
                                                                         4,977
                                                                        ------

               Utilities (1.6%)
     1,975      KPN NV
                 8.000% Due 10/1/10 (B) ..........................       1,865
                                                                        ------

               Total Corporate Debentures
               (Cost $37,330) ....................................      37,916
                                                                        ------

               U.S. Government Obligations (16.5%)
               U.S. Treasury Bonds (7.1%)
     7,455      6.125% Due 8/15/29 ...............................       8,109
                                                                         ------

                U.S. Treasury Notes (9.4%)
     5,965     *5.250% Due 8/15/03 ................................       5,984
     2,970     #5.750% Due 8/15/10 ................................       3,112
       560      5.875% Due 11/15/04 ...............................         575
     1,100     *6.125% Due 12/31/01 ...............................       1,106
                                                                         ------
                                                                         10,777
                                                                         ------
                Total U.S. Government
                 Obligations
                (Cost $18,809) .....................................    $18,886
                                                                         ------

                Mortgage Pass Through
                  Securities (40.6%)
                Federal National Mortgage
                  Association (23.5%)
   $3,418      6.500% Due 12/1/14 .................................        3,416
    4,450      6.500% Due 1/1/16 (C) ..............................        4,449
   11,900      7.000% Due 1/1/16 (C) ..............................       12,026
    6,300      7.000% Due 1/1/31 (C) ..............................        6,310
      606      9.000% Due 11/1/10 .................................          624
                                                                          ------
                                                                          26,825
                                                                          ------

                Government National Mortgage
                Association (9.3%)
    6,194      6.500% Due 2/15/24-10/15/24 (E) ....................        6,151
    1,295      7.500% Due 9/15/07 .................................        1,328
    1,600      7.500% Due 1/15/31 (C) .............................        1,627
    1,476      8.000% Due 9/15/17 - 11/15/17 ......................        1,529
                                                                          ------
                                                                          10,635
                                                                          ------


                Other (7.8%)
      915       Bank of America Commercial
                 Mortgage Series 2000-2
                 Class A2 7.197% Due 5/15/10 ......................         958
    1,220       Chase Commercial Mortgage
                 Securities Corp. Series 1996-2
                 Class A2 6.900% Due 9/19/06 ......................       1,255
      940       Commercial Credit Co.
                 Series 2000-C1 Class A2
                 7.416% Due 4/15/10 ...............................         997
     1,100      DLJ Commercial Mortgage Corp.
                 Series 1999-CG1 Class A1B
                 6.460% Due 1/10/09 ...............................       1,107
     1,000      First Union Lehman Brothers
                 Bank of America Series 98-1
                 Class A2 6.560% Due 11/18/08 .....................       1,014
       785      GMAC (CMBS)
                  Series 1999-C1Class A2
                  6.175% Due 5/15/33 ..............................         777
     1,050      JP Morgan Commercial Mortgage
                 Finance Corp., Series 1998-C6,
                 Class A3 6.613% Due 1/15/30 ......................       1,067
       915      PNC Mortgage Securities Corp.
                 Series 2000-1 Class A2
                 7.610% Due 2/15/10 ...............................         981
       760      Salomon Brothers Mortgage
                 Securities VII Series 2000-C1
                 Class A2 7.520% Due 12/18/09 .....................         808
                                                                         ------
                                                                          8,964
                                                                         ------
                Total Mortgage Pass Through
                 Securities (Cost $45,820) ........................      46,424
                                                                         ------

                        See notes to financial statments
                                                                         Page 19





WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

Principal
Amount                                                                    Value
(000's)                                 Security                         (000's)
-------                                 --------                         -------

                              CORE BOND (continued)


                Non-Mortgage Pass
                Through Notes (7.8%)
      $325     Federal Home Loan Mortgage
                 Corporation
                 7.000% Due 3/15/10 ...............................        $348
     8,205     Federal National Mortgage
                 Association
                 7.000% Due 7/15/05 ...............................       8,611

               Total Non-Mortgage Pass
               Through Notes (Cost $8,653) .......................       8,959

               Short-Term Securities
               Asset Backed Securities (13.9%)
               Credit Cards (0.9%)
      1,000   *First Chicago Master Trust
                Series 1999-X Class A
                6.770% Due 6/15/05 (A) ...........................       1,002

                Finance (7.3%)
      2,315    *Bear Stearns Co. Inc.
                 7.010% Due 3/28/03 (A) ..........................       2,311
        750     *FleetBoston Financial Corp.
                 6.948% Due 7/14/03 (A) ..........................         742
      1,560     *Ford Motor Credit Corp.
                 6.850% Due 3/17/03 (A) ..........................       1,555
      1,825     *GMAC 7.052% Due 4/5/04 (A) ......................       1,792
        670     *Household Corp.
                 6.810% Due 3/27/02 (A) ..........................         669
        685     *Lehman Brothers Holdings
                 7.204% Due 4/4/03 (A) ...........................         685
        650     *Wells Fargo & Co.
                  6.821% Due 10/30/02 (A) ........................         650
                                                                         ------
                                                                         8,404
                                                                         ------
                Real Estate Investment
                Trust (REIT) (5.7%)
       2,000   *General Motors Pension Trust
                 Series 1999-C1
                 7.020% Due 8/15/04 (A)(B) ........................      1,998
       1,965   *JP Morgan Commercial Mortgage
                 7102 Corp. Series 2000-Fl1 Class A
                 6.901% Due 4/15/10 (A)(B) ........................      1,964
       2,600   *Mall Asset Realty Trust
                Series 1999-1 Class A
                6.990% Due 12/13/01 (A)(B) ........................      2,600
                                                                         ------
                                                                         6,562
                                                                         ------
                Total Asset Backed Securities
                (Cost $16,018) .....................................    $15,968
                                                                         ------

                Repurchase Agreement (7.2%)
                (Cost $8,214)
    $8,214     *SBC Warburg 6.000% Due 1/2/01
                with maturity value of $8,219
                (collateralized by $8,379 United
                States Treasury Bond 7.625%
                Due 2/15/25) .......................................     8,214
                                                                         ------

                Total Investments (120.4%)
                (Cost $136,269) ....................................    137,903

                Liabilities in Excess of
                    Other Assets (-20.4%) ..........................    (23,356)
                                                                       --------
                Total Net Assets (100.0%) ..........................    $114,547
                                                                        ========

(A)  Adjustable rate security. Rate stated is as of December 31, 2000.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers." These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.
(C)  When issued security.
(D)  Callable security.
(E)  Securities sold on a forward commitment basis. See Note 4.
*    Securities segregated as collateral for TBA securities.
#    Security out on loan (see Note 3.)


                       See notes to financial statements.

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000



Principal
Amount                                                                    Value
(000's)                                 Security                         (000's)
-------                                 --------                         -------

                          INTERMEDIATE MUNICIPAL BOND

                California (3.6%)
        $65     California Education Facilities
                 Authority Revenue Refunding
                 College of Chiropractic
                 4.700% Due 11/1/01 ...............................        $65

        500     Sacramento County Sanitation
                 Financing Authority Revenue
                 Series A 5.200% Due 12/1/11 ......................        540

                Colorado (1.5%)
        100      Adams County Colorado School
                 District No 12 Series D
                 General Obligation
                 (MBIA Insured)
                 5.450% Due 12/15/06 ..............................        106

        150      Westminster Colorado Multifamily
                  Revenue Refunding Housing
                  Oasis Wexford Apartments Project
                  5.350% Due 12/1/25 ..............................        154

                Connecticut (0.9)
        100      Connecticut State Health &
                 Education Facilities Authority
                 Revenue Sacred Heart
                 University Series D
                 5.300% Due 7/1/02 ................................        102

        50      Stratford Connecticut General
                 Obligation Bond (FGIC Insured)
                 7.000% Due 6/15/04 ...............................         55

                Florida (2.8%)
        455      Pace Property Finance Authority
                 Florida Utility System Revenue
                 Refunding Improvement
                 (AMBAC Insured)
                 5.100% Due 9/1/09 ................................        479

                Georgia (5.8%)
        500      Economic Development Authority
                 Revenue College of Art &
                 Design Inc. Project Revenue
                 Bonds 5.800% Due 10/1/05 .........................        513

        400    Georgia State Series D
                 General Obligation
                 6.700% Due 8/1/10 ................................        471

                Hawaii (2.7%)
        $450    Hawaii State Housing & Developing
                 Corporation Single Family
                 Mortgage Purchase Revenue
                 Series B 4.750% Due 7/1/06 .......................       $456

                Illinois (8.9%)
       1,000    Chicago Illinois O'Hare International
                 Airport Revenue Refunding-
                 2nd Lien Series C
                 (MBIA Insured)
                 5.750% Due 1/1/09 ................................      1,087

         100     Cook & DuPage Counties,
                  Illinois Combined School District-B
                  (FGIC Insured)
                  4.539%* Due 12/1/05 .............................        80

        100     Cook County Illinois Community
                 College School District No. 508
                 (FGIC Insured)
                 8.400% Due 1/1/01 ................................        100

        233     Illinois Health Facilities Authority
                 Revenue Series A (MBIA Insured)
                 7.900% Due 8/15/03 ...............................        234

                Iowa (0.6%)
        100      Iowa Student Loan Liquidity
                 Corporation Student Loan Revenue -
                 Series 1992 A
                 6.450% Due 3/1/02 ................................        102

                Kentucky (0.7%)
        110      Dayton Kentucky Elderly Housing
                 Mortgage Revenue Speers Court
                 (FHA Insured)
                 5.350% Due 9/1/05 ................................        113

                Louisiana (4.4%)
        630      New Orleans Louisiana Public
                 Improvement General Obligation
                 (FSA Insured)
                 7.200% Due 11/1/08 ...............................       744

                Maryland (0.6%)
        100      Maryland State Single Family
                 Mortgage 6.200% Due 4/1/04 .......................       105

                Michigan (5.0%)
        50       Ferris State College Special Obligation
                 7.500% Due 8/15/03 ...............................        52



                       See notes to financial statements.


                                                                         Page 21


WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

Principal
Amount                                                                    Value
(000's)                                 Security                         (000's)
-------                                 --------                         -------

                     INTERMEDIATE MUNICIPAL BOND (continued)

        $240    Michigan State Building Authority
                 Chippewa Correctional Facilities
                 Escrowed To Maturity
                 7.250% Due 10/1/04 ...............................       $265

        510     Michigan State Housing
                 Development Authority Rental
                 Housing Revenue
                 Series A 6.600% Due 4/1/12 .......................        533

                Minnesota (0.6%)
        100      St Paul Minnesota Port Authority
                 Commercial Development General
                 Revenue Refunding Fort Rd
                 Med/Irvine PK-1 (Asset Guaranty
                 Insured) 7.500% Due 9/1/02 .......................        100

                Nebraska (6.2%)
        780      Lancaster County Nebraska Lincoln
                 Public School District #1
                 5.000% Due 7/15/11 ...............................        808

        240     Nebraska Investment Finance
                 Authority Multifamily Revenue
                 Refunding Housing Wycliffe
                 West-A 5.500% Due 12/1/25 ........................        249

                Nevada (0.7%)
        115      Nevada Housing Division Single
                 Family Program Senior Issue C-1
                 5.550% Due 10/1/02 ...............................        117

                New Jersey (3.4%)
        330      Arlington Arms Financing Corporation
                 New Jersey Mortgage Revenue
                 Arlington Arms Apartments
                 Section 8 (FHA Insured)
                 10.250% Due 3/1/25 ...............................        333

        235    Gateway New Jersey Housing
                 Development Corporation Revenue
                 Multifamily Housing Section 8
                 (FHA Insured)
                 10.500% Due 8/1/25 ...............................        238

                New York (3.8%)
        100      Hempstead Town New York General
                 Obligation Series B (AMBAC Insured)
                 6.500% Due 1/1/12 ................................        117

        500     New York State Refunding General
                 Obligation Series A (MBIA Insured)
                 5.250% Due 7/15/12 ...............................        519

                North Carolina (1.2%)
        $200     Surry County North Carolina Pollution
                 Control Finance Authority
                 9.250% Due 12/1/02 ...............................       $209

                Ohio (0.6%)
        100      Loveland Ohio School District General
                 Obligation (AMBAC Insured)
                 6.650% Due 12/1/15 ...............................        107

        10      Ohio Housing Financing Agency
                 Single Family Mortgage Series
                 1985A (FGIC Insured)
                 10.080%* Due 1/15/15 .............................         3

                Oklahoma (4.4%)
      1,625      Oklahoma County Oklahoma Home
                 Finance Authority Single Family
                 Refunding Prerefunded
                 4.408%* Due 7/1/12 ...............................        738

                 Oregon (2.9%)
       475        Oregon State Housing & Community
                  Services Single Family Mortgages
                  Series B 6.875% Due 7/1/28 ......................        493

                 Rhode Island (6.2%)
     1,000        Rhode Island Housing & Mortgage
                  Finance Corporation Multifamily
                  Housing Revenue Series A
                  (AMBAC Insured)
                  5.700% Due 7/1/07 ...............................      1,055

                South Carolina (0.5%)
        70       Piedmont Municipal Power Agency
                 South Carolina Electric Revenue
                 Series A Escrowed To Maturity
                 (FGIC Insured)
                 6.125% Due 1/1/07 ................................         77

                Texas (27.1%)
        500      Arlington Texas School District
                 5.000% Due 2/15/11 ................................       514

        570     Edgewood Texas Independent
                 School District Public Facilities
                 Corporate Lease Revenue
                 4.700% Due 8/15/05 ................................       568

        265     Lower Colorado River Authority
                 Revenue Prerefunded
                 6.250% Due 5/1/07 ..................................      290


                       See notes to financial statements.

Page 22



WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

Principal
Amount                                                                    Value
(000's)                                 Security                         (000's)
-------                                 --------                         -------

                     INTERMEDIATE MUNICIPAL BOND (continued)

     $1,000     Port of Houston Texas General
                 Obligation 5.100% Due 10/1/11 ....................     $1,029

        750     San Antonio Texas Electric &
                  Gas Refunding Series A
                  5.250% Due 2/1/15 ...............................        766

        400     San Antonio Texas General
                  Obligation 5.650% Due 2/1/13 ....................        425

        455     San Antonio Texas General Obligation
                  5.875% Due 2/1/15 ...............................        491

        500     Texas State General Obligation
                  5.200% Due 8/1/15 ...............................        510

                Utah (1.0%)
        150      Salt Lake City Utah Water Conservancy
                 District Revenue Refunding
                 Series A Escrowed To Maturity
                 (MBIA Insured)
                 10.875% Due 10/1/02 ..............................        161

                Virginia (0.0%)
        20       Virginia State Housing Development
                 Authority Multifamily Series A
                 4.766% Due 11/1/17 ...............................          4

                Washington (3.6%)
        250      Lynnwood Washington Water &
                 Sewer Revenue Refunding
                 (FGIC Insured)
                 6.000% Due 12/1/07 ...............................        274

        300     Washington State Motor Vehicle
                 Tax General Obligation
                 6.200% Due 3/1/08 ................................        333

                Wisconsin (1.9%)
        300      Milwaukee County Wisconsin
                 Corporate Purpose Series A
                 General Obligation
                 5.625% Due 9/1/12 ................................        320

                Total Investments (101.6%)
                 (Cost $16,648) ...................................     17,204

                Liabilities in Excess of
                 Other Assets (-1.6%) .............................       (263)
                                                                       --------
                Total Net Assets (100.0%) .........................      16,941
                                                                         ======

*Indicates yield-to-maturity at December 31, 2000.



                    INTERMEDIATE MUNICIPAL BOND (continued)

                      WPG Intermediate Municipal Bond Fund
                             Industry Concentrations

  % OF NET                                            VALUE
   ASSETS                                             (000'S)
   ------                                             -------
     44.7%          General Obligations .........   $7,564
     15.2%          Multifamily Housing .........    2,567
      7.6%          Water/Sewer Utility .........    1,293
      6.9%          Single Family Housing .......    1,174
      6.4%          Transportation ..............    1,087
      5.6%          Escrow-to-Maturity ..........      948
      4.5%          Public Power ................      766
      4.0%          Education ...................      680
      2.7%          Healthcare ..................      447
      2.2%          Prerefunded .................      367
      1.2%          Industrial Revenue Bond .....      209
      0.6%          Student Loans ...............      102
      -----                                         ------
    101.6%          Total Investments ...........   17,204

                    Liabilities in Excess of
     (1.6%)                Other Assets ........     (263)
      -----                                         ------
     100.0%        Total Net Assets ............   $16,941
     =====                                         =======



                       See notes to financial statements.
                                                                       Page 23

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000



PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                         SECURITY                               (000'S)
-------                         --------                               -------
                            GOVERNMENT MONEY MARKET

                             U.S. GOVERNMENT AGENCY
                               OBLIGATIONS (86.8%)

                         Federal Home Loan Bank (29.6%)
    $15,000      Discount Note Due 1/3/01 ..........................  $14,998
     17,000      Discount Note Due 1/5/01 .........................    16,991
     15,000      Discount Note Due 2/2/01 .........................    14,915
     20,000      Discount Note Due 2/21/01 ........................    19,823
     15,000      Discount Note Due 2/28/01 ........................    14,849
     15,000      Discount Note Due 3/16/01 ........................    14,812
     15,000      Discount Note Due 5/15/01 ........................    14,672
                                                                      -------
                                                                      111,060
                                                                      -------

                           Federal Home Loan Mortgage
                               Corporation (28.1%)
    16,776       Discount Note Due 1/9/01 .........................    16,755
    10,000       Discount Note Due 1/16/01 ........................     9,975
    20,000       Discount Note Due 2/8/01 .........................    19,868
    20,000       Discount Note Due 2/15/01 ........................    19,843
    20,000       Discount Note Due 3/15/01 ........................    19,752
    20,000       Discount Note Due 5/30/01 ........................    19,503
                                                                      -------
                                                                      105,696
                                                                      -------

                            Federal National Mortgage
                               Association (29.1%)
    15,000       Discount Note Due 1/4/01 ........................     14,995
    16,068       Discount Note Due 1/10/01 .......................     16,045
    15,000       Discount Note Due 3/1/01 ........................     14,846
    10,000       Discount Note Due 3/18/01 .......................      9,882
    20,000       Discount Note Due 6/14/01 .......................     19,460
    20,000       Discount Note Due 6/21/01 .......................     19,451
    15,000       Discount Note Due 6/28/01 .......................     14,571
                                                                      -------
                                                                      109,250
                                                                      -------

                Total U.S. Government Agency Notes
                (Cost $326,006) ...................................   326,006
                                                                      -------

                REPURCHASE AGREEMENT (13.3%)
                (Cost $50,004)
    49,404      SBC Warburg Inc. 6.000% Due 1/2/01
                 with a maturity value of $49,437
                 (collateralized by $50,424 US Treasury
                 Note 5.500% Due 12/31/00) ........................    49,404
       600      SBC Warburg Inc. 6.000% Due 1/2/01
                 with a maturity value of $600
                 (collateralized by $612 US Treasury
                 Bond 7.625% Due 8/15/22) .........................       600
                                                                      -------

                Total Repurchase Agreements .......................    50,004
                                                                      -------

                Total Investments (100.1%)
                ( Cost $376,010) ..................................   376,010

                Liabilities in Excess of
                  Other Assets (-0.1%) ............................      (331)
                                                                      -------

                Total Net Assets (100.0%) .........................  $375,679
                                                                     ========

                             TAX FREE MONEY MARKET



                Alabama (0.7%)
    $1,400       Gadsden Alabama Pollution Control
                 Revenue Refunding Bonds
                 (Alabama Power Project)
                 5.050% Due 6/1/15 (a) ............................    $1,400

                Alaska (0.5%)
     1,000       Valdez Alaska Marine Terminal
                 Revenue Refunding Bonds
                 (ARCO Transportation
                 Project Series B)
                 5.050% Due 5/1/31 (a) ............................     1,000

                Arizona (0.5%)
     1,000       Arizona Health Facility Authority
                 Revenue Arizona Healthcare
                 Pooled Finance
                 4.900% Due 6/1/30 (a) ............................     1,000

                Colorado (2.4%)
     1,505       Colorado Springs Colorado
                 Revenue Goodwill Industries
                 Colorado Springs
                 5.000% Due 2/1/07 (a) ............................     1,505

     1,000      Dove Valley Metropolitan District
                 Arapahoe County Series B
                 4.400% Due 11/1/25 (a) ...........................     1,000

     2,445      Summit County Colorado
                 Recreational Facilities
                 Revenue Refunding
                 (Copper Mountain)
                 4.750% Due 4/1/17 (a) ............................     2,445

                District of Columbia (0.6%)
     1,300       District of Columbia Revenue
                 International Economics Issue
                 5.000% Due 6/1/25 (a) ............................     1,300

                Florida (3.1%)
     3,800       Capital Trust Agency Florida
                 Multifamily Housing Revenue
                 Community Loan Program
                 5.000% Due 12/1/32 (a) ...........................     3,800

     1,130      Jackson County Florida Pollution
                 Control Revenue Refunding
                 Gulf Power Company Project
                 5.100% Due 7/1/22 (a) ............................     1,130




                       See notes to financial statements.

Page 24


WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                         SECURITY                               (000'S)
-------                         --------                               -------

                       TAX FREE MONEY MARKET (CONTINUED)

    $1,000      Orange County Florida Housing
                 Finance Authority Multifamily
                 Housing Refunding - Post Lake
                 Apartments Project
                 5.000% Due 6/1/25 (a) ............................    $1,000

       500      Orange County Florida Industrial
                 Development Authority Central
                 Florida YMCA Project
                 5.000% Due 11/1/12 (a) ...........................       500

                Georgia (3.7%)
       800       Cobb County Residential Care
                 Facilities for the Elderly Authority
                 Presbyterian Village Austell
                 5.000% Due 8/1/15 (a) ............................       800

       100      Effingham County Georgia
                 Development Authority Pollution
                 Control Revenue Bonds
                 (Savannah Electric & Power
                 Company, Project)
                 5.100% Due 4/1/37 (a) ............................       100

     3,000      Fulton County Georgia Development
                 Authority Revenue (Holy Innocents
                 School Project)
                 5.000% Due 2/1/18 (a) ............................     3,000

       258     Georgia State Hospital Finance
                Authority Revenue Georgia
                Pooled Hospital Loan Program
                5.200% Due 3/1/01 (a) .............................       258

       800     Gwinnet County Georgia
                Development Authority Revenue
               (Wesleyan School Project)
                5.000% Due 3/1/17 (a) .............................       800

       200      Macon-Bibb County Georgia
                 Hospital Authority Revenue
                 Anticipation Certificates - Medical
                 Center of Central Georgia
                 5.000% Due 12/1/18 (a) ...........................       200

     1,000     Marietta Georgia Housing Authority
                 Multifamily Revenue
                (Falls at Bells Ferry)
                 4.350% Due 1/15/09 (a) ...........................     1,000


    $1,600     Walton County Georgia Development
                Authority Industrial Development
                Revenue Walton Monroe Mills
                Series B 5.000% Due 6/1/04 ........................    $1,600

                Hawaii (1.9%)
     4,000       Hawaii State Department
                 Budget & Finance Special
                 Purpose Revenue
                 3.100% Due 7/1/26 (a) ............................     4,000

                Illinois (11.1%)
     1,750       Belleville Illinois Industrial
                 Development Revenue
                 Watterau Inc. Project
                 5.000% Due 12/1/08 (a) ...........................     1,750

       550      Darien Industrial Development
                 Authority Kinder Care Centers
                 Series C
                 4.950% Due 2/1/01 (a) ............................       550

     1,700      Illinois Development Finance
                 Authority Revenue - Casa Central
                 Padres Project
                 5.000% Due 8/1/26 (a) ............................     1,700

     1,000      Illinois Development Finance
                 Authority Chicago Theatre Group
                 Goodman Theatre Project
                 5.000% Due 12/1/33 (a) ............................    1,000

     2,200      Illinois Development Finance
                 Authority Educational Facilities
                 Revenue - Trinity International
                 University Project Series A
                 5.050% Due 10/1/30 (a) ...........................     2,200

       800      Illinois Development Finance
                 Authority Industrial Development
                 Refunding Bond (Dart Container)
                 4.550% Due 8/1/25 (a) .............................      800

     1,300      Illinois Development Finance
                 Limited (Dart Container Corp.)
                 5.050% Due 12/1/09 (a) ...........................     1,300

     5,525      Illinois Hospital Facilities
                 Authority Revenue Elmhurst
                 Memorial Health - B
                 4.950% Due 1/1/20 (a) .............................    5,525



                       See notes to financials statements

                                                                         Page 25



WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                         SECURITY                               (000'S)
-------                         --------                               -------

                       TAX FREE MONEY MARKET (CONTINUED)

    $1,360      Illinois Municipal Electric Agency
                 Power Supply
                 4.500% Due 2/1/01 ................................    $1,360

     2,900      Macon County Illinois Revenue
                 Millikin University
                 4.950% Due 10/1/28 (a) ...........................     2,900

     1,670      Oak Park Illinois Revenue Lone
                 Tree Area Girl Scout Project
                 5.000% Due 11/1/17 (a) ...........................     1,670

     2,300      Village of Troy Grove Illinois
                 (Unimin Corp.)
                 5.605% Due 5/1/10 (a) ............................     2,300

                Indiana (6.3%)
       960       Bartholomew County Indiana
                 Consolidated School Corp.
                 4.750% Due 1/1/02 ................................       961

     1,000      Crawfordsville Indiana Multifamily
                 Housing - Autumn Woods
                 Phase II - Series A
                 5.150% Due 1/1/32 (a) ............................     1,000

     1,000      Frankfort Indiana Economic
                 Development Revenue Frito
                 Lay Inc. Project
                 4.900% Due 11/1/14 (a) ...........................     1,000

     2,500      Indiana Bond Bank Interim
                 Advanced Funding Program Notes
                 3.850% Due 2/1/01 (a) ............................     2,500

     3,400      Indiana Health Facilities
                 Financing Authority Revenue -
                 Baptist Homes of Indiana
                 4.920% Due 11/1/30 ...............................     3,400

     1,150      Indiana State Educational
                 Facilities Authority Revenue
                 Wesleyan University Project A
                 5.000% Due 6/1/28 (a) ............................     1,150

     1,000      Indianapolis Indiana Economic
                 Development
                 (Joint & Clutch Series 1984)
                 4.465% Due 12/1/14 (a) ...........................     1,000

       500      LaGrange Economic Development
                 Revenue Sealed Power Corp.
                 4.250% Due 10/1/15 (a) ...........................       500

    $1,600      Wawasee Community School Corp.
                 Indiana Tax Anticipation Warrants
                 4.700% Due 12/31/01 ..............................    $1,602

                Iowa (3.5%)
     2,000       Chillicothe Iowa Pollution Control
                 Revenue Iowa - Illinois Gas &
                 Electric Project
                 5.100% Due 1/1/23 (a) ............................     2,000

       100      Chilliocothe Iowa Pollution Control
                 Revenue Iowa Southern
                 Utilities Co. - Series A
                 5.100% Due 3/1/10 (a) ............................       100

     1,800      Council Bluffs Iowa Pollution
                 Control Revenue Iowa -
                 Illinois Gas & Electric
                 5.100% Due 1/1/25 (a) ............................     1,800

     1,500     Iowa Higher Education Loan
                 Authority Revenue Maharishi
                 University of Management
                 5.000% Due 10/1/30 (a) ...........................     1,500

     1,945     Polk County Iowa Health
                 Services Inc. Residential Care
                 Facility Revenue
                 7.500% Due 2/1/16 (b) ............................     1,988

               Kansas (1.5%)
     1,186       Dodge City Kansas Temporary
                 Notes Series B
                 4.875% Due 9/1/01 ................................     1,187

     2,000     Salina Kansas Central Mall
                (Salina Central Mall Dillard)
                 5.200% Due 12/1/14 (a) ...........................     2,000

                Kentucky (3.5%)
       430       Elva - New Harmony - Oak Level
                 Kentucky Fire Protection District
                 5.200% Due 12/1/31 (a) ...........................       430

     1,940      Fort Thomas Kentucky Industrial
                 Building Revenue
                 (Carmel Manor Project)
                 4.600% Due 10/1/14 (a) ...........................     1,940

       490      Harvey Brewers Fire Protection
                 District Kentucky Lease
                 Revenue Program
                 5.200% Due 12/1/31 (a) ...........................       490




                       See notes to financial statements

Page 26




WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                         SECURITY                               (000'S)
-------                         --------                               -------

                       TAX FREE MONEY MARKET (CONTINUED)

    $3,900     Henderson County Kentucky
                Revenue Kentucky Hospital
                Association Health Facilities
                4.900% Due 12/1/30 (a) ............................    $3,900

       490     Muhlenberg County Airport District
                Development Area Financial Trust
                5.200% Due 12/1/31 (a) ............................       490

               Louisiana (0.8%)
     1,600       Louisiana Public Facilities Authority
                 Revenue St. Martins
                 Episcopal School
                 5.000% Due 9/1/19 (a) ............................     1,600

               Maine (0.9%)
     1,900       Maine Health and Higher
                 Educational Facilities Authority
                 Piper Shore - Series B
                 5.100% Due 1/1/29 (a) ............................     1,900

               Maryland (2.9%)
     2,600       Howard County Maryland Revenue
                 Owen Brown Joint Venture Facility
                 4.800% Due 5/1/11 (a) ............................     2,600

     1,900     Maryland State Industrial
                Development Financing
                Economic Development
                Revenue Johnson Controls Inc.
                5.300% Due 12/1/03 (a) ............................     1,900

       700     Maryland State Health & Higher
                Educational Facilities Authority
                Revenue  Barnesville School Issue
                5.000% Due 9/1/24 (a) .............................       700

       735     Maryland State Industrial
                Development Authority Financing
                Authority Revenue Baltimore
                International Culinary
                5.100% Due 5/1/24 (a) .............................       735

               Michigan (4.1%)
       910      Birmingham Michigan Economic
                Development Corporation
                Radnor Corp.
                (Brown Street Project 83)
                 5.325% Due 12/1/18 (a) ...........................       910

    $1,200     Lakeview Michigan School District
                 Calhoun General Obligations
                 SANS National City
                 4.900% Due 6/21/01 ................................   $1,202

     1,915     Lansing Michigan Economic
                 Development Corp.
                 (Atrium Office Building)
                 4.650% Due 5/1/15 (a) .............................    1,915

       680     Leelanau County Michigan Economic
                Development Corp. Revenue
                (American Community Mutual
                Insurance Co. Project)
                4.600% Due 6/15/06 (a) .............................      680

       500     Michigan State Job Development
                Authority Revenue (Kentwood
                Residence)
                5.000% Due 11/1/14 (a) .............................      500

       420     Michigan State Strategic Fund
                Limited Obligation Revenue
                Refunding (Woodbridge
                Commercial Properties)
                4.550% Due 10/15/05 (a) ............................      420

     2,015     Oakland County Michigan
                 Economic Development
                 Corporation
                 (Corners Shopping Center)
                 4.750% Due 8/1/15 (a) .............................    2,015

     1,000     Pinckney Michigan Community
                Schools State Anticipation Notes
                4.900% Due 6/29/01 .................................    1,001

               Minnesota (2.8%)
     1,070     Hutchinson Minnesota Economic
                 Development Authority Revenue
                 Refunding (Developers Diversified)
                 4.650% Due 8/15/06 (a) ............................    1,070

     1,016     International Falls Minnesota
                 Economic Development Revenue
                 (Developers Diversified Limited
                 Project) 5.110% Due 7/1/06 (a) ....................    1,016

     1,000     Minneapolis Minnesota Revenue
                 (People Serving People)
                 5.100% Due 10/1/21 (a) ............................    1,000



                       See notes to financial statements

                                                                      Page 27





WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                         SECURITY                               (000'S)
-------                         --------                               -------

                       TAX FREE MONEY MARKET (CONTINUED)

    $1,800     Plymouth Minnesota Industrial
                Development Revenue Refunding
                Banner Engineering Corp.
                5.000% Due 11/1/18 (a) .............................   $1,800

     1,060     St. Paul Minnesota Port Authority
                Industrial Development Revenue -
                Minnesota Diversified Industrial
                Project Series 1
                5.010% Due 6/1/19 (a) ..............................    1,060

               Mississippi (0.3%)
       575      Desoto County Mississippi
                Industrial Development Revenue
                (American Soap Company Project)
                5.605% Due 12/1/08 (a) .............................      575

               Missouri (6.9%)
     1,225      Bridgeton Missouri Industrial
                Development Authority Industrial
                Revenue (American Soap
                Company Project)
                5.040% Due 3/1/21 (a) ..............................    1,225

       500     Clayton Industrial Development
                Authority Industrial
                Development Revenue
                Refunding Bailey Court Project
                4.990% Due 1/1/09 (a) ..............................      500

     2,300     Jackson County Missouri Industrial
                Development Authority YMCA Greater
                Kansas City Project - Series A
                5.150% Due 11/1/15 (a) .............................    2,300

     2,700     Kansas City Industrial Development
                Authority Multifamily Housing
                Revenue Cloverset
                Apartments Project
                5.350% Due 10/1/15 (a) .............................    2,700

       100     Kansas City Industrial Development
                Authority Multifamily Housing
                Revenue Refunding Aspen
                Spring Apartment
                5.000% Due 9/1/25 (a) ..............................      100

     5,000     Missouri Health and Educational
                Facilities Lutheran Senior Services
                4.990% Due 2/1/31 (a) ..............................    5,000



                       See notes to financial statements


Page 28



    $1,800     Missouri State Health & Educational
                Facilities Authority Drury College
                5.100% Due 12/1/24 (a) ............................    $1,800

       900     St. Charles County Industrial
                Development Authority Revenue
                Sun River Village
                4.840% Due 12/1/27 (a) ............................       900

               Nebraska (0.9%)
     1,100     Bellevue Nebraska Street
                Improvement
                4.700% Due 11/15/01 ...............................     1,100

       750     Douglas County Nebraska School
                District No. 17 Millard Refunding
                Series A
                5.050% Due 5/15/01 ................................       750

               New Jersey (0.9%)
     1,000      Camden New Jersey Bond
                 Anticipation Notes
                 5.500% Due 6/14/01 ...............................     1,001

       900     North Hudson Sewer Authority
                 5.000% Due 3/30/01 ...............................       900

               New Mexico (1.0%)
     2,100     New Mexico State Hospital
                 Equipment Loan Council Revenue
                 Pooled Loan Program - Series  A
                 4.900% Due 6/1/20 (a) ............................     2,100

               New York (1.4%)
     1,880     Albany New York Industrial
                Development Authority Industrial
                Development Revenue Vulcan
                Investors 86-1 Project - Series A
                4.750% Due 7/1/06 (a) .............................     1,880

     1,000     South Country New York Central
                 School District Brookhaven
                 Tax Anticipation Notes
                 5.000% Due 6/26/01 ...............................     1,002

               North Carolina (1.5%)
     3,180       North Carolina Medical Care
                 Community Health Care Facility
                 Lutheran Services for Aging
                 4.900% Due 3/1/28 (a) ............................     3,180



                       See Notes to Financial Statements

Page 28





WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                         SECURITY                               (000'S)
-------                         --------                               -------

                       TAX FREE MONEY MARKET (CONTINUED)

               North Dakota (0.6%)
    $1,220       University of North Dakota Revenue
                 Series 1984A
                 10.625% Due 4/1/10 (b) ...........................    $1,238

               Ohio (7.1%)
     3,000       American Municipal Power-Ohio Inc.
                 Bond Anticipation Notes
                 Series B City of Bryan
                 5.000% Due 8/23/01 ...............................     3,005

     1,000     Athens County Ohio Port Authority
                 Housing Revenue Housing for
                 Ohio Inc. Project
                 4.900% Due 6/1/32 (a) ............................     1,000

       365     Buckeye Ohio Tax Exempt
                Mortgage Bond Trust
                4.860% Due 8/1/02 (a) .............................       365

       560     Clermont County Ohio Economic
                 Development Revenue
                 (John Q. Hammons Project)
                 4.600% Due 5/1/12 (a) ............................       560

       195      Franklin County Ohio Industrial
                 Development Revenue
                 (GSW Building Association Ltd.)
                 4.750% Due 11/1/15 (a) ...........................       195

     2,105     Lakewood Ohio Hospital Revenue
                 (Hospital Improvement Series 1983)
                 4.780% Due 11/1/10 (a) ...........................     2,105

     1,825     Riverside Ohio Economic
                Development Revenue
                (Riverside Association Project)
                 4.750% Due 9/1/12 (a) ............................     1,825

     1,260     Riverside Ohio Economic
                Development Revenue
                (Wright Point Association)
                4.750% Due 9/1/10 (a) .............................     1,260

     1,800     Stark County Ohio Health Care
                 Facilities (Canton Christian
                 Home Project) Series 90
                 4.550% Due 9/1/15 (a) ............................     1,800

       510     Stark County Ohio Health Care
                Facilities (Canton Christian Home)
                4.400% Due 9/15/16 (a) ............................       510


      $365     Stark County Ohio Industrial
                Development Revenue (Belpar
                Professional Building)
                4.550% Due 10/1/04 (a) ............................      $365

     1,900     Stark County Ohio Industrial
                 Development Revenue
                 (Newmarket Packing Ltd.)
                 4.600% Due 11/1/14 (a) ...........................     1,900

               Oklahoma (4.1%)
     5,000      Oklahoma County Financial Authority
                Revenue Oklahoma County
                Housing Preservation
                5.000% Due 1/1/33 (a) .............................     5,000

     1,250     Tulsa County Oklahoma
                Industrial Development Authority
                Healthcare Revenue Laureate
                Psychiatric Project
                4.350% Due 12/15/08 (a) ...........................     1,250

     2,400     Tulsa Oklahoma Authority Revenue
                - NVHF Tulsa County Housing
                Fund Inc.
                5.000% Due 10/1/32 (a) ............................     2,400

               Oregon (3.4%)
     2,000       Clackamas County Oregon Hospital
                 Facility Senior Living Facility -
                 Mary's Woods
                 5.000% Due 5/15/29 (a) ...........................     2,000

     4,900     Medford Oregon Hospital
                Facilities Authority Revenue -
                Rogue Valley Manor Continued
                Care Retirement
                4.980% Due 5/15/27 (a) ............................     4,900

       260     Port Morrow Oregon Pollution
                Control Revenue Refunding
                Idaho Power Co. Project
                5.050% Due 2/1/27 (a) .............................       260

               Pennsylvania (4.1%)
     1,000      Allegheny County Pennsylvania
                Refunding Series C-50
                4.500% Due 5/1/27 (a) .............................     1,000

     6,000     Delaware County PA. Authority
                College Revenue Neumann
                College - Series B
                5.000% Due 10/1/27 (a) ............................     6,000


                       See notes to financial statements

                                                                      Page 29





WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                         SECURITY                               (000'S)
-------                         --------                               -------

                       TAX FREE MONEY MARKET (CONTINUED)

      $300     Moon Township Pennsylvania
                Industrial Development Revenues
                Executive Office Association Project
                5.000% Due 11/1/12 (a) .............................     $300

     1,185     South Fork Municipal Authority
                Hospital Lee Hospital Project
                Series B
                4.900% Due 7/1/23 (a) ..............................    1,185

               Tennessee (2.8%)
     2,400       Franklin County Tennessee Health
                 & Educational Facilities Revenue
                 (University of the South Sewanee)
                 4.700% Due 9/1/10 (a) .............................    2,400

     1,150     Knoxville Tennessee Industrial
                Development Bond
                Toys R Us Inc. Project
                5.200% Due 5/1/14 (a) ..............................    1,150

       700     Memphis Tennessee General
                Obligation Unlimited
                5.050% Due 8/1/03 (a) ..............................      700

       770     Metropolitan Government of Nashville
                & Davidson County Tennessee
                Health & Education Board Revenue -
                Franklin Road
                5.000% Due 7/1/21 (a) ..............................      770

       800     Mount Juliet Tennessee Public
                Building Authority Revenue -
                Utility District Loan Program
                7.000% Due 2/1/06 (b) ..............................      817

               Texas (7.3%)
       700       Brazos Harbor Industrial
                 Development Corp. Industrial
                 Development Revenues
                 Badische Corp. Port
                 4.400% Due 12/1/13 (a) ............................      700

     2,090     Gulf Coast Waste Disposal
                 Authority Texas Revenues -
                 Armco Inc. Project
                 5.000% Due 12/1/08 (a) ............................    2,090

     2,100     Harris County Texas Multifamily
                 Housing Revenue (Country
                 Scape Development)
                 5.325% Due 4/1/07 (a) .............................    2,100

    $2,415     Harris County Texas Multifamily
                Housing Revenue (Greenhouse
                Development)
                5.325% Due 4/1/07 (a) ..............................   $2,415

     5,350     Tarrant County Texas Housing
                Financial Corporation Multifamily
                Housing Revenue -
                Amherst Association
                4.900% Due 12/1/07 (a) .............................    5,350

     2,650     Waxahachie Texas Industrial
                Development Authority
                (Dart Container Project
                Series 1985)
                5.050% Due 4/1/06 (a) ..............................    2,650

               Vermont (1.8%)
     1,570       Vermont Educational & Health
                 Buildings Financing Agency -
                 Capital Asset Financing Program 2
                 4.900% Due 6/1/27 .................................    1,570

     1,710     Vermont Educational & Health
                 Buildings Financing Agency
                 Revenues
                 4.900% Due 8/1/05 (a) ............................     1,710

       545     Vermont Industrial Development
                 Authority Hydroelectric Revenue
                 Bond Central Vermont Public
                 Services Corp.
                 4.800% Due 12/1/13 (a) ...........................       545

               Washington (1.4%)
     2,930       Seattle Washington Housing
                 Authority Low Income Housing
                 Assistance Revenue - Foss
                 Home Project
                4.800% Due 12/1/24 (a) ............................     2,930

              Wisconsin (4.8%)
     1,000      Altoona Wisconsin School District
                Tax Revenue Anticipation Notes
                4.690% Due 11/1/01 ................................     1,000

     1,000     Kewaskum Wisconsin School
                District Tax & Revenue
                Anticipation Notes
                4.700% Due 9/19/01 ................................     1,001



                       See notes to financial statements.

Page 30



WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT DECEMBER 31, 2000

PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                         SECURITY                               (000'S)
-------                         --------                               -------


    $2,000     Pleasant Prairie Wisconsin Bond
                Anticipation Notes - Series A
                4.750% Due 12/1/01 ................................    $2,000

     1,300     Sheboygan Falls Wisconsin School
                District Tax & Revenue
                Anticipation Notes
                4.700% Due 9/27/01 ................................     1,301

     1,000     Two Rivers Wisconsin Bond
                Anticipation Notes Series B
                5.000% Due 7/1/01 .................................     1,001

     1,300     Winneconne Wisconsin Community
                School District Tax Revenue
                Anticipation Notes
                4.720% Due 10/30/01 ...............................     1,301

     2,400     Wisconsin State Health &
                Educational Facilities Authority
                Revenue Oakwood Series B
                4.950% Due 8/15/30 (a) ............................     2,400

               Wyoming (0.5%)
       995      Cheyenne County Wyoming Economic
                Development Revenue Bonds
                (Holiday Inn)
                4.600% Due 10/1/10 (a) ............................       995

               Multi-State (2.6%)
     2,000      GAF Tax Exempt Bond Grantor
                Trust Series A
                4.750% Due 4/1/08 (a) (c) .........................     2,000

     1,855     Greystone Municipal Lease
                Certificates Series A
                5.010% Due 7/1/05 (a) (d) .........................     1,855

       800     Greystone Tax Exempt Certificate
                Trust 1 Series Certificates of
                Beneficial Ownership
                5.080% Due 5/1/28 (a) (e) .........................       800

       805     McDonald Tax-Exempt
                Mortgage Trust #1
                4.750% Due 1/15/09 (a) (f) ........................       807
                                                                     --------

               Total Investments (104.2%)
                (Cost $217,649) ...................................  $217,649

               Liabilities in Excess
               of Other Assets (-4.2%) ............................    (8,738)
                                                                     --------

        Total Net Assets (100.0%) .................................  $208,911
                                                                     ========

        (a) Interest rate subject to change approximately every 1 to 397 days. Principal payable on demand at periodic intervals at the Fund's option.
        (b)  Prerefunded.
        (c)  IN - 36%, TN- 64%.
        (d)  AL - 1.6%, CA - 9.5%, CO - 0.2%, CT - 0.2%, FL - 5.0%, GA - 5.1%,
             IL - 1.3%, IN - 6.9%, KS - 0.1%, KY - 2.6%, MA - 0.9%, ME - 5.5%,
             MI - 7.5%, MN - 0.9%, NH - 3.9%, NJ - 17.3%, NY - 7.6%, OH - 3.8%,
             OK - 0.2%, PA - 7.2%, SC -5.7%, TX - 6.5%, VA - 0.5%.
        (e)  AK - 6.0%, FL - 9.1%, GA - 30.4%, KS - 4.5%, TN - 34.0%, VA -
             16.0%.
        (f)  MI - 15%, OH - 70%, PA - 15%.




                         WPG Tax Free Money Market Fund
                             Industry Concentrations
      % of Net                                           Value
       Assets                                           (000's)
       ------                                           -------
        24.6%            Healthcare ................... $51,423
        23.2%            Industrial Revenue Bond ......  48,476
        12.8%            Multifamily Housing ..........  26,705
        11.9%            Education ....................  24,865
        9.4%             Not-for-Profit ...............  19,690
        5.7%             Cashflow Notes ...............  11,894
        4.3%             Bond Anticipation Notes ......   9,007
        3.5%             Investor Owned Utility .......   7,335
        2.9%             General Obligations ..........   6,062
        2.8%             Asset-backed Munis ...........   5,827
        1.9%             Prerefunded ..................   4,044
        0.7%             Public Power .................   1,360
        0.5%             Annual Appropriation .........     961
        -----                                           -------
        104.2%           Total Investments ............ 217,649

                         Liabilities in Excess of
        (4.2%)                   Other Assets .........  (8,738)
        -----                                           -------
        100.0%           Total Net Assets .............$208,911
        =====                                          ========



                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 2000


                                                                          LARGE CAP  QUANTITATIVE
$ IN THOUSANDS                                                 TUDOR       GROWTH       EQUITY
--------------                                                 -----       ------       ------

        ASSETS
Investments at value # ...................................   $  91,124    $ 109,356    $ 29,834
Cash .....................................................           0            0           0
Receivable for investment securities sold ................       5,714            0         724
Receivable for Fund shares sold ..........................           0            2           0
Dividends and interest receivable ........................          19          144          38
Other assets .............................................           6            5           2
                                                             ---------    ---------    --------
                                                                96,863      109,507      30,598
                                                             ---------    ---------    --------

        LIABILITIES
Distributions payable ....................................           0            0           0
Cash overdraft ...........................................           0           10         681
Payable for investment securities purchased ..............       2,249            0           0
Payable for Fund shares redeemed .........................          14            0           0
Unrealized loss on forward commitment sale - Note 4 ......           0            0           0
Accrued investment advisory fee payable - Note 5 .........          71           70          19
Accrued administration fee payable - Note 5 ..............           6            4           2
Accrued expenses .........................................         105           76          72
                                                             ---------    ---------    --------
                                                                 2,445          160         774
                                                             ---------    ---------    --------
                NET ASSETS ...............................      94,418      109,347      29,824
                                                             =========    =========    ========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ....................       1,709        3,254           8
Paid-in surplus ..........................................      74,885       71,120      28,464
Accumulated undistributed net investment income/
        (distributions in excess of net investment income)           0           29         (68)
Undistributed realized gains on investments,
        futures, options and currencies/(Distributions
        in excess of realized gains on investments,
        futures, options and currencies) .................       2,408          757         (78)
Net unrealized appreciation/(depreciation) on
        investments and currencies .......................      15,416       34,187       1,498
                                                             ---------    ---------    --------
NET ASSETS APPLIED TO OUTSTANDING SHARES .................      94,418      109,347      29,824
                                                             =========    =========    ========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) ......................................       5,129        3,254       7,735
                                                             =========    =========    ========
Par Value ................................................   $ .33 1/3    $    1.00    $  0.001
                                                             =========    =========    ========
Net asset value per share ................................   $   18.41    $   33.60    $   3.86
                                                             =========    =========    ========

# INVESTMENTS AT COST ....................................      75,708       75,169      28,336
                                                             =========    =========    ========

UNREALIZED APPRECIATION/(DEPRECIATION): *
        Gross appreciation ...............................      25,563       39,058       4,110
        Gross depreciation ...............................     (10,147)      (4,871)     (2,612)
                                                             ---------    ---------    --------
NET UNREALIZED APPRECIATION/(DEPRECIATION) ...............      15,416       34,187       1,498
                                                             =========    =========    ========

* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.


Page 32                         See notes to financial statements.



                                                                            INTERMEDIATE
                                                                             MUNICIPAL   GOVERNMENT   TAX FREE
                                                            INTERNATIONAL    CORE BOND     BOND     MONEY MARKET   MONEY MARKET
                                                            -------------    ---------     ----     ------------   ------------


Investments at value # ...................................   $   6,385    $ 137,903    $  17,204    $ 376,010        $217,649
Cash .....................................................           0           86            9            2             116
Receivable for investment securities sold ................       1,334            0            0            0               0
Receivable for Fund shares sold ..........................           0            0            0            0               0
Dividends and interest receivable ........................          15        1,655          310            0           1,433
Other assets .............................................           1            6            1           14               5
                                                             ---------    ---------    ---------    ---------        --------
                                                                 7,735      139,650       17,524      376,026         219,203
                                                             ---------    ---------    ---------    ---------        --------

        LIABILITIES
Distributions payable ....................................           0          125           28            3               6
Cash overdraft ...........................................         865            0            0            0               0
Payable for investment securities purchased ..............         370       24,845          503            0          10,110
Payable for Fund shares redeemed .........................           0            0            0            0               0
Unrealized loss on forward commitment sale - Note 4 ......           0           27            0            0               0
Accrued investment advisory fee payable - Note 5 .........           9           30            5          156              86
Accrued administration fee payable - Note 5 ..............           0            0            0            3               7
Accrued expenses .........................................          59           76           47          185              83
                                                             ---------    ---------    ---------    ---------        --------
                                                                 1,303       25,103          583          347          10,292
                                                             ---------    ---------    ---------    ---------        --------
                NET ASSETS ...............................       6,432      114,547       16,941      375,679         208,911
                                                             =========    =========    =========    =========        ========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ....................           8           12            2          376             209
Paid-in surplus ..........................................       6,736      153,946       16,491      377,317         208,725
Accumulated undistributed net investment income/
        (distributions in excess of net investment income)          (5)           0          (28)           0               0
Undistributed realized gains on investments,
        futures, options and currencies/(Distributions
        in excess of realized gains on investments,
        futures, options and currencies) .................        (295)     (41,045)         (80)      (2,014)
Net unrealized appreciation/(depreciation) on
        investments and currencies .......................         (12)       1,634          556            0               0
                                                             ---------    ---------    ---------    ---------        --------
NET ASSETS APPLIED TO OUTSTANDING SHARES .................       6,432      114,547       16,941      375,679         208,911
                                                             =========    =========    =========    =========        ========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding (000's) ......................................         802       12,189        1,622      376,010         208,926
                                                             =========    =========    =========    =========        ========
Par Value ................................................   $    0.01    $   0.001    $   0.001    $   0.001        $  0.001
                                                             =========    =========    =========    =========        ========
Net asset value per share ................................   $    8.02    $    9.40    $   10.44    $    1.00        $   1.00
                                                             =========    =========    =========    =========        ========

# INVESTMENTS AT COST ....................................       6,397      136,269       16,648      376,010         217,649
                                                             =========    =========    =========    =========        ========

UNREALIZED APPRECIATION/(DEPRECIATION): *
        Gross appreciation ...............................         435        2,018          562            0               0
        Gross depreciation ...............................        (447)        (384)          (6)           0               0
                                                             ---------    ---------    ---------    ---------        --------
NET UNREALIZED APPRECIATION/(DEPRECIATION) ...............         (12)       1,634          556            0               0
                                                             =========    =========    =========    =========        ========



                   See notes to financial statements                    Page 33


WEISS, PECK & GREER MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR YEAR ENDED DECEMBER 31, 2000

                                                                                    LARGE CAP      QUANTITATIVE
$ IN THOUSANDS                                                         TUDOR         GROWTH        EQUITY
--------------                                                         -----         ------        ------

Investment Income:
Dividends (net of withholding taxes) ..........................      $    212      $  1,080      $    499
Interest ......................................................           699           168             1
Income from securities loaned - Note 3 ........................            13             0             0
Class action litigation settlement proceeds ...................           239             0            56
Other .........................................................             0             0             0
                                                                     --------      --------      --------
                                                                        1,163         1,248           556
                                                                     --------      --------      --------
Expenses:
Investment advisory fee - Note 5 ..............................           993           955           337
Transfer agent fees and expenses ..............................           146            88            42
Administration fees - Note 5 ..................................            88            51            31
Custodian fees and expenses ...................................            27            26            31
Fund accounting fees and expenses .............................            50            55            25
Professional fees .............................................            61            64            50
TrusteesO fees and expenses ...................................            14            14            13
Registration fees .............................................            14            14            13
ShareholdersO reports .........................................             9             7             6
Other expenses ................................................            12            19             7
                                                                     --------      --------      --------
                                                                        1,414         1,293           555
Less fees waived by adviser ...................................             0             0             0
Less expenses paid indirectly - Note 7 ........................            (3)           (4)           (3)
                                                                     --------      --------      --------
                                                                        1,411         1,289           552
                                                                     --------      --------      --------
Net Investment Income/(Loss) ..................................          (248)          (41)            4
                                                                     --------      --------      --------

Realized and Unrealized Gain/(Loss) on
   Investments, Futures, Options and Currencies:
   Net realized gain/(loss) on investments, futures and options        18,185        18,168         9,101
   Net realized gain/(loss) on currencies .....................             0             0             0
   Net change in unrealized appreciation/(depreciation) on
           investments ........................................       (23,006)      (20,450)      (13,231)
   Net change in unrealized appreciation on currencies ........             0             0             0
                                                                     --------      --------      --------
Net Gain/(Loss) on Investments, Futures, Options
        and Currencies ........................................        (4,821)       (2,282)       (4,130)
                                                                     --------      --------      --------

Net Increase/(Decrease) in Net Assets
        Resulting from Operations .............................        (5,069)       (2,323)       (4,126)
                                                                     ========      ========      ========

                       See notes to financial statements

                                                                                               INTERMEDIATE GOVERNMENT  TAX FREE
                                                                                                 MUNICIPAL   MONEY      MONEY
                                                                     INTERNATIONAL  CORE BOND     BOND       MARKET     MARKET
                                                                     -------------  ---------     ----       ------     ------
INVESTMENT INCOME:
Dividends (net of withholding taxes) ................................   $    84    $      0    $      0    $      0    $     0
Interest ............................................................         6       9,056         928      23,504      7,562
Income from securities loaned - Note 3 ..............................         0           1           0           0          0
Class action litigation settlement proceeds .........................         0           0           0           0          0
Other ...............................................................         3           0           0           0          0
                                                                        -------    --------    --------    --------    -------
                                                                             93       9,057         928      23,504      7,562
                                                                        -------    --------    --------    --------    -------
Expenses:
Investment advisory fee - Note 5 ....................................        38         768          49       1,876        867
Transfer agent fees and expenses ....................................        35          39          34         276         72
Administration fees - Note 5 ........................................         0           0           0          38         69
Custodian fees and expenses .........................................        24          40           9          41         23
Fund accounting fees and expenses ...................................        13          60          21         152         80
Professional fees ...................................................        40          61          29          84         58
TrusteesO fees and expenses .........................................        12          14          13          19         16
Registration fees ...................................................        13          13          13          23         14
ShareholdersO reports ...............................................         5           6           5          12          8
Other expenses ......................................................         4          14           7          29         12
                                                                        -------    --------    --------    --------    -------
                                                                            184       1,015         180       2,550      1,219
Less fees waived by adviser .........................................         0        (365)        (37)          0          0
Less expenses paid indirectly - Note 7 ..............................        (3)         (9)         (2)         (7)        (9)
                                                                        -------    --------    --------    --------    -------
                                                                            181         641         141       2,543      1,210
                                                                        -------    --------    --------    --------    -------
Net Investment Income/(Loss) ........................................       (88)      8,416         787      20,961      6,352
                                                                        -------    --------    --------    --------    -------

Realized and Unrealized Gain/(Loss) on
   Investments, Futures, Options and Currencies:
   Net realized gain/(loss) on investments, futures and options
   Net realized gain/(loss) on currencies ...........................      (306)        608         (27)          0          1
   Net change in unrealized appreciation/(depreciation) on ..........       (65)          0           0           0          0
           investments
   Net change in unrealized appreciation on currencies ..............    (1,598)      3,777         654           0          0
                                                                                         (6)          0           0          0
Net Gain/(Loss) on Investments, Futures, Options ....................      --          --          --          --         --
        and Currencies
 ....................................................................    (1,975)      4,385         627           0          1
                                                                         -------    --------    --------    --------    -------
Net Increase/(Decrease) in Net Assets
        Resulting from Operations
 ....................................................................    (2,063)     12,801       1,414      20,961      6,353
                                                                         =======    ========    ========    ========    =======



                       See notes to financial statements.               Page 35


WEISS, PECK & GREER MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                                     LARGE CAP                QUANTITATIVE
                                                              TUDOR                   GROWTH                     EQUITY
                                                              -----                   ------                     ------
$ in Thousands                                           2000        1999         2000          1999         2000       1999
--------------                                           ----        ----         ----          ----         ----       ----

OPERATIONS:
Net investment income/(loss) ......................   ($    248)   ($    303)   ($     41)   $     573    $      4    $    180
Net realized gain/(loss) on investments,
        options, and currencies ...................      18,185       12,484       18,168       18,319       9,101      15,216
Change in unrealized
        appreciation/(depreciation)
        on investments and currencies .............     (23,006)      31,084      (20,450)      (2,608)    (13,231)     (5,721)
                                                      ---------    ---------    ---------    ---------    --------    --------
NET INCREASE/(DECREASE)
        IN NET ASSETS RESULTING
        FROM OPERATIONS ...........................      (5,069)      43,265       (2,323)      16,284      (4,126)      9,675
                                                      ---------    ---------    ---------    ---------    --------    --------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ........................           0            0            0         (577)        (42)       (363)
From realized gains ...............................     (13,369)     (11,667)     (15,215)     (18,839)     (6,061)    (15,480)
                                                      ---------    ---------    ---------    ---------    --------    --------
NET DECREASE DUE TO
        DISTRIBUTIONS .............................     (13,369)     (11,667)     (15,215)     (19,416)     (6,103)    (15,843)
                                                      ---------    ---------    ---------    ---------    --------    --------

TRANSACTIONS IN SHARES OF
        BENEFICIAL INTEREST:
Received on issuance:
        Shares sold ...............................      46,724       40,309       14,229       22,140       2,833       7,597
        Distributions reinvested ..................      11,833       10,521       13,305       17,158       5,951      15,470
        Shares redeemed ...........................     (54,481)     (60,465)     (46,383)     (51,130)    (45,183)    (14,331)
                                                      ---------    ---------    ---------    ---------    --------    --------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS ................       4,076       (9,635)     (18,849)     (11,832)    (36,399)      8,736
                                                      ---------    ---------    ---------    ---------    --------    --------

Total Increase/(Decrease)
        in Net Assets .............................     (14,362)      21,963      (36,387)     (14,964)    (46,628)      2,568

NET ASSETS:
Beginning of year .................................     108,780       86,817      145,734      160,698      76,452      73,884
                                                      ---------    ---------    ---------    ---------    --------    --------
End of year* ......................................   $  94,418    $ 108,780    $ 109,347    $ 145,734    $ 29,824    $ 76,452
                                                      =========    =========    =========    =========    ========    ========

*Includes undistributed net investment
        income/(distributions in excess of net
        investment income) ........................   $       0    $       0    $      29    $      14    ($    68)   ($     6)
                                                      =========    =========    =========    =========    ========    ========

Transactions in shares of the funds (in thousands):
        Sold ......................................       1,902        2,271          347          546         565       1,255
        Reinvestment of distributions .............         709          471          415          436       1,606       3,079
        Redeemed ..................................      (2,231)      (3,508)      (1,162)      (1,281)     (9,057)     (2,474)
                                                      ---------    ---------    ---------    ---------    --------    --------
        Net increase/(decrease) ...................         380         (766)        (400)        (299)     (6,886)      1,860
                                                      =========    =========    =========    =========    ========    ========



Page 36                         See notes to financial statements.



                                                                                      Core
                                                          International               Bond
                                                          -------------               ----
$ in Thousands
--------------                                          2000       1999        2000         1999
                                                        ----       ----        ----         ----

OPERATIONS:
Net investment income/(loss) ......................   ($   88)   ($  102)   $   8,416    $   8,097
Net realized gain/(loss) on investments,
        options, and currencies ...................      (371)       920          608       (6,133)
Change in unrealized
        appreciation/(depreciation)
        on investments and currencies .............    (1,604)       789        3,777       (2,226)
                                                      -------    -------    ---------    ---------
NET INCREASE/(DECREASE)
        IN NET ASSETS RESULTING
        FROM OPERATIONS ...........................    (2,063)     1,607       12,801         (262)
                                                      -------    -------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ........................         0          0       (8,416)      (8,097)
From realized gains ...............................       (48)      (880)           0            0
                                                      -------    -------    ---------    ---------
NET DECREASE DUE TO
        DISTRIBUTIONS .............................       (48)      (880)      (8,416)      (8,097)
                                                      -------    -------    ---------    ---------

TRANSACTIONS IN SHARES OF
        BENEFICIAL INTEREST:
Received on issuance:
        Shares sold ...............................     9,320      1,664        8,813       26,646
        Distributions reinvested ..................        48        876        6,800        6,582
        Shares redeemed ...........................    (8,148)    (2,319)     (42,938)     (26,845)
                                                      -------    -------    ---------    ---------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS ................     1,220        221      (27,325)       6,383
                                                      -------    -------    ---------    ---------

Total Increase/(Decrease)
        in Net Assets .............................      (891)       948      (22,940)      (1,976)

NET ASSETS:
Beginning of year .................................     7,323      6,375      137,487      139,463
                                                      -------    -------    ---------    ---------
End of year* ......................................   $ 6,432    $ 7,323    $ 114,547    $ 137,487
                                                      =======    =======    =========    =========

*Includes undistributed net investment
        income/(distributions in excess of net
        investment income) ........................   ($    5)   ($   26)   $       0    $       0
                                                      =======    =======    =========    =========

Transactions in shares of the funds (in thousands):
        Sold ......................................       979        156          967        2,844
        Reinvestment of distributions .............         6         86          748          708
        Redeemed ..................................      (878)      (236)      (4,688)      (2,855)
                                                      -------    -------    ---------    ---------
        Net increase/(decrease) ...................       107          6       (2,973)         697
                                                      =======    =======    =========    =========




                                                           INTERMEDIATE
                                                            MUNICIPAL                 GOVERNMENT                  TAX FREE
                                                               BOND                  MONEY MARKET               MONEY MARKET
                                                            -------------           --------------              ------------
                                                         2000      1999           2000           1999           2000       1999
                                                         ----      ----           ----           ----           ----       ----
OPERATIONS:
Net investment income/(loss) ......................   $    787    $  1,020    $    20,961    $    16,031    $   6,352    $   3,611
Net realized gain/(loss) on investments,
        options, and currencies ...................        (50)          0              1              1           (5)
Change in unrealized
        appreciation/(depreciation)
        on investments and currencies .............        654      (1,065)             0              0            0            0
                                                      --------    --------    -----------    -----------    ---------    ---------
NET INCREASE/(DECREASE)
        IN NET ASSETS RESULTING
        FROM OPERATIONS ...........................      1,414         (95)        20,961         16,032        6,353        3,606
                                                      --------    --------    -----------    -----------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ........................       (787)     (1,019)       (16,031)        (6,352)
From realized gains ...............................          0           0              0              0            0            0
                                                      --------    --------    -----------    -----------    ---------    ---------
NET DECREASE DUE TO
        DISTRIBUTIONS .............................       (787)     (1,019)       (20,961)       (16,031)      (6,352)
                                                      --------    --------    -----------    -----------    ---------    ---------

TRANSACTIONS IN SHARES OF
        BENEFICIAL INTEREST:
Received on issuance:
        Shares sold ...............................      2,117       9,661      2,874,024      2,723,470      947,738      952,690
        Distributions reinvested ..................        443         512         20,650         15,385        6,214        3,440
        Shares redeemed ...........................     (6,456)    (14,190)    (2,891,443)    (2,794,851)    (862,562)    (969,873)
                                                      --------    --------    -----------    -----------    ---------    ---------
NET INCREASE/(DECREASE) FROM
        CAPITAL SHARE TRANSACTIONS ................     (3,896)     (4,017)         3,231        (55,996)      91,390      (13,743)
                                                      --------    --------    -----------    -----------    ---------    ---------

Total Increase/(Decrease)
        in Net Assets .............................     (3,269)     (5,131)         3,231        (55,995)      91,391      (13,748)

NET ASSETS:
Beginning of year .................................     20,210      25,341        372,448        428,443      117,520      131,268
                                                      --------    --------    -----------    -----------    ---------    ---------
End of year* ......................................   $ 16,941    $ 20,210    $   375,679    $   372,448    $ 208,911    $ 117,520
                                                      ========    ========    ===========    ===========    =========    =========

*Includes undistributed net investment
        income/(distributions in excess of net
        investment income) ........................   ($    28)   ($    30)   $         0    $         0    $       0    $       0
                                                      ========    ========    ===========    ===========    =========    =========

Transactions in shares of the funds (in thousands):
        Sold ......................................        208         931      2,874,038      2,723,471      947,727      952,691
        Reinvestment of distributions .............         44          45         20,650         15,385        6,214        3,441
        Redeemed ..................................       (640)     (1,369)    (2,891,443)    (2,794,851)    (862,563)    (969,872)
                                                      --------    --------    -----------    -----------    ---------    ---------
        Net increase/(decrease) ...................       (388)       (393)         3,245        (55,995)      91,378      (13,740)
                                                      ========    ========    ===========    ===========    =========    =========



See notes to financial statements.                                      Page 37

WEISS PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS


1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization
------------

     The following are open-end management investment companies registered under the Investment Company Act of 1940 (the "Act"):

                WPG Tudor Fund ("Tudor")
                WPG Large Cap Growth Fund ("Large Cap Growth")
                        (formerly WPG Growth & Income Fund)
                Weiss, Peck & Greer Funds Trust ("WPG Funds Trust"):
                    WPG Quantitative Equity Fund ("Quantitative Equity")
                    WPG Core Bond Fund ("Core Bond")
                    WPG Intermediate Municipal Bond Fund
                            ("Intermediate Municipal Bond")
                    WPG Government Money Market Fund
                            ("Government Money Market")
                    WPG Tax Free Money Market Fund ("Tax Free Money Market") Weiss, Peck & Greer International Fund ("International")

        Each fund is diversified.

Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies followed by the funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles.

Portfolio Valuation
-------------------
Common Stock -- Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

Bonds -- Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and other techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchanges or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

Money Market Funds -- Securities are valued at amortized cost, in accordance with Rule 2a-7 of the Act, which has been determined by the Funds' Board of Trustees to approximate the fair value of the Fund's investments.

Short-Term Securities (Other than the Money Market Funds) -- Securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value.

Foreign Securities -- Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at 11:00 AM Eastern Time.

Other Securities -- Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

Securities Transactions and Investment Income
---------------------------------------------
Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

WEISS PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

Federal Income Taxes
---------------------


The Funds intend to comply with therequirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 2000, the following funds had capital loss carryforwards:


        (in thousands)
                                                              Year of Expiration
                                                              ------------------
        Fund                            2001    2002    2003     2004    2005    2006    2007    2008
        ----                            ----    ----    ----     ----    ----    ----    ----    ----

        Core Bond                       --    13,822  20,113     753      --      --   6,170      --
        Government Money                --      --     2,014      --      --      --      --      --
        Tax Free Money Market            9      --         1       3       4       1       5      --
        Intermediate Municipal Bond     --      --      --        --      --      --      19      55

Distribution to Shareholders
----------------------------
Dividends from Net Investment Income -- Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Quantitative Equity, International Fund and the Large Cap Growth Fund. Dividends from net investment income are declared daily and paid monthly for the Core Bond, Intermediate Municipal Bond, Government Money Market and Tax Free Money Market Funds.

Distributions from Net Realized Gains -- Distributions from net realized gains are declared and paid by December 31 of the year in which they are earned. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Funds not to distribute such gains.

The character of income and gains to be distributed are determined in accordance with income tax regulations which distributions made in connection with the redemption of Fund shares, in-kind redemptions, may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sale losses, options and futures, and post-October losses.

Repurchase Agreements (Tudor, Core Bond, Government Money Market)
-----------------------------------------------------------------
It is each Funds' policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

Futures  (Tudor, Quantitative Equity, International, Core Bond)
---------------------------------------------------------------
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

Options Writing (Tudor, Large Cap Growth, Quantitative Equity,
--------------------------------------------------------------
 International, Core Bond)
 -------------------------

A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from

WEISS PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

Foreign Securities (Tudor, Large Cap Growth, International)
-----------------------------------------------------------
Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

Forward Currency Contracts (Tudor, Large Cap Growth, International)
-------------------------------------------------------------------
A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

Foreign Currency Transactions (Tudor, Large Cap Growth, International)
----------------------------------------------------------------------
The books and records of each Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing at 11:00 AM Eastern time.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

New Accounting Regulations
--------------------------
In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Funds currently do not amortize premiums in all cases. Upon adoption, the Funds will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to decrease net investment income with an offsetting increase on unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Funds. At this time, the Funds have not completed their analysis of the impact of this accounting change.

Use of Estimates
----------------
Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2- Securities Transactions
   -----------------------
For the year ended December 31, 2000, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), the Fund's investment adviser, Robeco Institutional Asset Management US Inc. ("RIAM") the International Fund's sub-adviser, or their affiliates, on such transactions were as follows:

WEISS PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

                                                                 Commissions
                        Proceeds        Cost of                 Received by
(in thousands)       of Securities     Securities    Total      WPG, RIAM or
                        Sold           Purchased  Commissions  their Affiliates
                        ----           ---------  -----------  ----------------
Tudor                   $91,410         $82,895        $55           $9
Large Cap Growth        130,783          97,940        189           37
Quantitative Equity      90,558          48,618         71           49
International             8,831          10,330         24            0
Core Bond               631,943         710,141          0            0
Intermediate
    Municipal Bond        6,692           3,990          0            0


3-Securities Lending (Tudor, Core Bond)

At December 31, 2000, the Tudor Fund loaned securities valued at $5,609,575. For collateral the Tudor Fund received a letter of credit from BNP Paribas in an amount equal to $5,900,000. At December 31, 2000 the Core Bond Fund loaned securities valued at $2,138,438. For collateral the Core Bond Fund received U.S. Treasury Bond, 9.875% Due 11/15/15 valued at $2,180,908. For the year ended December 31, 2000 the Tudor Fund and Core Bond Fund earned $13,023 and $808 in securities lending fees, net of custodian expenses, respectively.

4-Forward Commitment Sales (Core Bond)

The Core Bond Fund may enter into the sale of mortgage-backed securities on a forward commitment basis. Forward commitment sales are entered into prior to the announcement of the monthly paydown scheduled for a pool of mortgage-backed securities and delivery is made subsequent to the paydown. The Fund may choose to close out the transaction prior to the settlement date rather than make delivery of the underlying security. When the Fund enters into a forward commitment sale it records an unrealized gain or loss daily equal to the difference between the original value of the sale and the current market value. When the sale is completed, the gain or loss becomes realized.

5-Investment Advisory Fee and Other Transactions with Affiliates

WPG serves as the Funds' investment adviser. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

Tudor                           .90% of net assets up to $300 million
                                .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

Large Cap Growth                .75% of net assets
Quantitative Equity             .75% of net assets

International                   .50% while net assets under $15 million
                                .85% while net assets $15 to $20 million 1.00%
                                  while net assets in excess of $20 million

Core Bond                       .60% of net assets up to $300 million
                                .55% of net assets $300 million to $500 million
                                .50% of net assets in excess of $500 million

Intermediate Municipal Bond     .00% while net assets under $17 million
                                .50% while net assets in excess of $17 million

Government Money Market         .50% of net assets up to $500 million
      &                         .45% of net assets $500 million to $1 billion
Tax Free Money Market           .40% of net assets $1 billion to $1.5 billion
                                .35% of net assets in excess of $1.5 billion

WEISS PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected Robeco Institutional Asset Management US Inc. ("RIAM") as sub-advisor to the International Fund. Pursuant to a sub-advisory agreement, RIAM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Both RIAM and WPG are subsidiaries of Robeco Groep N.V., a Dutch public limited liability company.

Each Fund has entered into an Administration Agreement with WPG. For the period January 1, 2000 through April 30, 2000 WPG was entitled to receive the following fees based upon a percentage of average daily net assets: Tudor 0.08%, Large Cap Growth 0.04%, Quantitative Equity 0.07%, International 0.06% while assets exceed $25 million, Core Bond 0.0%, Intermediate Municipal Bond 0.12% while assets exceed $50 million, Government Money Market 0.01%, and Tax Free Money Market 0.04%. As of May 1, 2000 WPG is entitled to receive the following fees based upon a percentage of average daily net assets: Tudor 0.06%, Large Cap Growth 0.03%, Quantitative Equity 0.05%, International 0.00%, Intermediate Municipal Bond 0.00%. The fee for all of the other Funds remained the same.

6- Distribution Plan (Core Bond)
The Trust has adopted a plan of Distribution (the "Plan") under Section 12 (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

For the year ended December 31, 2000, expenses incurred under the Plan were $352.

Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

7- Custodian fees
Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2000 the Funds' custodian fees and related offset were as follows:

                                        Custodian               Offset
                                           Fee                  Credit
                                           ---                  ------
        Tudor                            $27,103                $2,766
        Large Cap Growth                  25,800                 4,404
        Quantitative Equity               31,280                 3,266
        International                     23,963                 3,390
        Core Bond                         40,065                 9,173
        Intermediate Municipal Bond        9,469                 1,720
        Government Money Market           41,250                 6,595
        Tax Free Money Market             22,907                 8,854


The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with their custodian.

8- Federal Income Tax Status of Dividends - Unaudited
The Tax Free Money Market and Intermediate Municipal Bond Funds have determined that all dividends paid during the year ended December 31, 2000 were paid from investment income and are exempt from Federal income tax. None of these dividends are subject to the Alternative Minimum Tax.

WEISS PECK & GREER MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

The Funds have distributed long-term capital gains to shareholders during the fiscal year ended December 31, 2000 in the following amounts:

                                Long-term Cap Gains
                                -------------------
        Tudor                     $11,312,923
        Large Cap Growth           11,893,237
        Quantitative Equity         8,056,292
        International                  28,381


The percentage of investment company taxable income eligible for the dividends received deduction and for certain| corporate shareholders with respect to the fiscal year ended December 31, 2000, is 4% for the Tudor Fund, 15% for the Large Cap Growth Fund and 27% for the Quantitative Equity Fund.

WEISS, PECK & GREER MUTUAL FUNDS



Financial Highlights                          (for the years ended December 31)

$ PER SHARE


                                 Net        Total                  Distri-
                               Realized    Income/                 butions
             Net       Net        and       (Loss)    Dividends     From                   Net                 Net
            Asset    Invest-  Unrealized    From        From        Net                   Asset              Assets at
            Value at  ment    Gains or    investment    Net        Realized   Total      Value at            End of
          Beginning  Income   (Losses)on    Opera-    Investment   Capital    Distri-     End of    Total     Year
           of Year   (Loss)   Securities    tions      Income       Gains     butions     Year      Return   ($000's)
           -------   ------   ----------    -----      ------       -----     -------     ----      ------   --------

TUDOR
2000    $   22.91 $   0.00  ($  1.50)   ($  1.50)  $   0.00       ($3.00)    ($3.00)     $ 18.41    (5.20%) $ 94,418
1999        15.74     0.00      9.88        9.88       0.00        (2.71)     (2.71)       22.91     63.26   108,780
1998        21.90    (0.02)    (4.86)      (4.88)      0.00        (1.28)     (1.28)       15.74    (22.01)   86,817
1997        23.28     0.06      2.46        2.52       0.00        (3.90)     (3.90)       21.90     11.11   166,459
1996        22.95    (0.14)     4.41        4.27       0.00        (3.94)     (3.94)       23.28     18.82   181,370

LARGE CAP GROWTH FUND
2000        39.88     0.01     (0.94)      (0.93)      0.00        (5.35)     (5.35)       33.60     (1.68)  109,347
1999        40.64     0.14      4.91        5.05      (0.16)       (5.65)     (5.81)       39.88     12.68   145,734
1998        35.11     0.26      9.38        9.64      (0.26)       (3.85)     (4.11)       40.64     27.51   160,698
1997        29.32     0.24     10.30       10.54      (0.24)       (4.51)     (4.75)       35.11     36.27   117,146
1996        26.02     0.24      6.11        6.35      (0.39)       (2.66)     (3.05)       29.32     24.42    82,937

QUANTITATIVE EQUITY FUND
2000         5.23     0.00     (0.42)      (0.42)     (0.01)       (0.94)     (0.95)        3.86     (7.32)   29,824
1999         5.79     0.02      0.73        0.75      (0.03)       (1.28)     (1.31)        5.23     13.90    76,452
1998         5.84     0.05      1.46        1.51      (0.06)       (1.50)     (1.56)        5.79     26.71    73,884
1997         5.89     0.08      1.42        1.50      (0.08)       (1.47)     (1.55)        5.84     25.47    96,055
1996         6.85     0.16      1.13        1.29      (0.15)       (2.10)     (2.25)        5.89     18.51   102,450

INTERNATIONAL
2000        10.54     0.03     (2.49)      (2.46)      0.00        (0.06)     (0.06)        8.02    (23.32)    6,432
1999         9.25     0.01      2.71        2.72       0.00        (1.43)     (1.43)       10.54     29.83     7,323
1998        10.15     0.00      1.65        1.65       0.00        (2.55)     (2.55)        9.25     16.28     6,375
1997        10.29     0.01      0.29        0.30      (0.01)       (0.43)     (0.44)       10.15      2.89     8,555
1996        11.01    (0.07)     0.57        0.50      (0.04)       (1.18)     (1.22)       10.29      4.64    13,161


                         RATIOS

                                                Ratio of
                                Ratio of        Net Investment
                                Expenses        Income          Portfolio
                                To Average      To Average      Turnover
                                Net Assets      Net Assets      Rate
                                ----------      ----------      ----
TUDOR
2000                             1.28%          (0.22%)       84.0%
1999                             1.37           (0.37)       139.4
1998                             1.28           (0.22)       143.6
1997                             1.24           (0.44)       106.3
1996                             1.25           (0.57)       105.4

LARGE CAP GROWTH FUND
2000                             1.01           (0.03)        78.2
1999                             1.03            0.40         68.1
1998                             1.04            0.71         64.6
1997                             1.06            0.88         69.6
1996                             1.15            1.50         75.8

QUANTITATIVE EQUITY FUND
2000                             1.23            0.02        106.6
1999                             1.08            0.24         95.6
1998                             1.06            0.49         89.4
1997                             1.03            1.03         77.7
1996                             0.95            1.52         60.8

INTERNATIONAL
2000                             2.38           (1.16)       120.5
1999                             3.50           (1.70)       125.4
1998                             2.35            0.06         98.8
1997                             1.89            0.02         55.1
1996                             1.71            0.31         85.2

WEISS, PECK & GREER MUTUAL FUNDS


Financial Highlights    (for the years ended December 31)


$ PER SHARE


                                 Net        Total                  Distri-
                               Realized    Income/                 butions
             Net       Net        and       (Loss)    Dividends     From                   Net                 Net
            Asset    Invest-  Unrealized    From        From        Net                   Asset              Assets at
            Value at  ment    Gains or    investment    Net        Realized   Total      Value at            End of
          Beginning  Income   (Losses)on    Opera-    Investment   Capital    Distri-     End of    Total     Year
           of Year   (Loss)   Securities    tions      Income       Gains     butions     Year      Return   ($000's)
           -------   ------   ----------    -----      ------       -----     -------     ----      ------   --------


Core Bond
2000    $   9.07  $   0.60  $   0.33     $   0.93     ($  0.60)   $   0.00  ($  0.60)     $ 9.40     10.66%  $114,547
1999        9.64      0.56     (0.57)       (0.01)       (0.56)       0.00     (0.56)       9.07     (0.12)   137,487
1998        9.34      0.54      0.30         0.84        (0.54)       0.00     (0.54)       9.64      9.26    139,463
1997        9.19      0.51      0.15         0.66        (0.51)       0.00     (0.51)       9.34      7.37    108,443
1996        9.38      0.64     (0.29)        0.35        (0.54)       0.00     (0.54)       9.19      3.85    120,804

Intermediate Municipal Bond
2000       10.05      0.46      0.39         0.85        (0.46)       0.00     (0.46)       10.44     8.73     16,941
1999       10.55      0.44     (0.50)       (0.06)       (0.44)       0.00     (0.44)       10.05    (0.54)    20,210
1998       10.45      0.45      0.14         0.59        (0.47)      (0.02     (0.49)       10.55     5.72     25,341
1997       10.14      0.47      0.31         0.78        (0.47)       0.00     (0.47)       10.45     7.85     23,508
1996       10.20      0.48     (0.06)        0.42        (0.48)       0.00     (0.48)       10.14     4.20     15,214

Government Money Market
2000        1.00      0.06      0.00         0.06        (0.06)       0.00     (0.06)        1.00     5.74    375,679
1999        1.00      0.04      0.00         0.04        (0.04)       0.00     (0.04)        1.00     4.45    372,448
1998        1.00      0.05      0.00         0.05        (0.05)       0.00     (0.05)        1.00     4.80    428,443
1997        1.00      0.05      0.00         0.05        (0.05)       0.00     (0.05)        1.00     4.76    207,817
1996        1.00      0.04      0.00         0.04        (0.04)       0.00     (0.04)        1.00     4.56    152,786

Tax Free Money Market
2000        1.00      0.04      0.00         0.04        (0.04)       0.00     (0.04)        1.00     3.71    208,911
1999        1.00      0.03      0.00         0.03        (0.03)       0.00     (0.03)        1.00     2.80    117,520
1998        1.00      0.03      0.00         0.03        (0.03)       0.00     (0.03)        1.00     3.05    131,268
1997        1.00      0.03      0.00         0.03        (0.03)       0.00     (0.03)        1.00     3.23    130,083
1996        1.00      0.03      0.00         0.03        (0.03)       0.00     (0.03)        1.00     3.14    117,423






                                RATIOS


                           Ratio of
             Ratio of      Net Investment
             Expenses      Income          Portfolio
             To Average    To Average      Turnover
             Net Assets    Net Assets      Rate
             ----------    ----------      ----

Core Bond
2000         $  0.50%        6.58%         509.0%
1999            0.50         5.98          531.2
1998            0.50         5.71          684.9
1997            0.86         5.56          330.3
1996            0.81         5.87          333.1

Intermediate Municipal Bond
2000            0.81         4.58           23.8
1999            0.85         4.32           83.2
1998            0.85         4.23           45.7
1997            0.85         4.55           39.8
1996            0.85         4.72           44.4

Government Money Market
2000            0.68         5.59           N/A
1999            0.70         4.36           N/A
1998            0.73         4.62           N/A
1997            0.81         4.68           N/A
1996            0.83         4.48           N/A

Tax Free Money Market
2000            0.70         3.67           N/A
1999            0.76         2.76           N/A
1998            0.75         3.01           N/A
1997            0.74         3.17           N/A
1996            0.72         3.10           N/A

WEISS, PECK & GREER MUTUAL FUNDS
Financial Highlights



The Adviser agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the ratio of expenses to average net assets and ratio of net investment income to average net assets would have been:

                                                Ratio of
                                                   Net
                               Ratio of         Investment
                               Expenses         Income
                               to Average       to Average
                               Net Assets       Net Assets
                               ----------       ----------
Quantitative Equity
                2000             1.24%            0.01%
                1998             1.07%            0.48%
International
                2000             2.42%           (1.20%)
                1999             3.60%           (1.75%)
                1998             2.38%            0.03%
                1997             1.92%           (0.01%)
                1996             1.76%            0.26%
Core Bond
                2000             0.79%            6.29%
                1999             0.81%            5.67%
                1998             0.89%            5.32%
Intermediate Municipal Bond
                2000             1.04%            4.35%
                1999             1.08%            4.09%
                1998             1.06%            4.02%
                1997             1.15%            4.25%
                1996             1.01%            4.56%
Tax Free Money Market
                1998             0.76%            3.00%


For the Tudor, Large Cap Growth, Quantitative Equity, Government Money Market and Tax Free Money Market Funds custody fee earnings credit had an effect of less that 0.01% per share on the above ratios. The custody fee earnings credit had an effect of less than 0.01% on the above ratios in 1995, 1996,1997 and 2000 for the Quantitative Equity, Core Bond and Tax Free Money Market Funds and in 1995, 1996, 1997, 1998 and 2000 for the Intermediate Municipal Bond Fund.




                       See notes to financial statements.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Shareholders and Board of Trustees of:
        WPG Tudor Fund
        WPG Large Cap Growth Fund
        WPG Quantitative Equity Fund
        Weiss, Peck & Greer International Fund
        WPG Core Bond Fund
        WPG Intermediate Municipal Bond Fund
        WPG Government Money Market Fund
        WPG Tax Free Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of WPG Tudor Fund, WPG Large Cap Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund (the "Funds") as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of WPG Tudor Fund, WPG Large Cap Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP
New York, New York
February 9, 2001

                               WEISS PECK & GREER
                     ONE NEW YORK PLAZA, NEW YORK, NY 10004


INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.                William B. Ross
Lawrence J. Israel                      Robert A. Straniere
Graham E. Jones


OFFICERS
ROGER J. WEISS
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund

WALTER PRENDERGAST
  President - WPG Tudor Fund

RONALD M. HOFFNER
  Executive Vice President and Treasurer - all funds

JOSEPH J. REARDON
  Vice President and Secretary - all funds

STEVEN M. PIRES
  Assistant Vice President - all funds

A. ROY KNUTSEN
  President - WPG Large Cap Growth Fund

DANIEL S. VANDIVORT
  President - WPG Funds Trust

DANIEL CARDELL
  Vice President - WPG Quantitative Equity Fund

R. SCOTT RICHTER
  Vice President - WPG Intermediate Municipal  Bond Fund

JANET A. FIORENZA
 Vice President - WPG Tax Free Money Market Fund

S. BLAKE MILLER
  Vice President - WPG Intermediate Municipal Bond Fund


INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
PFPC Inc.
P.O. Box 60448
King of Prussia, PA  19406-0448

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Drive
King of Prussia, PA 19406

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, NY  10017



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.

                            WPG LARGE CAP GROWTH FUND

                            PART C. OTHER INFORMATION


Item 23.  EXHIBITS.
          --------

           EXHIBIT
           NUMBER          DESCRIPTION
           ------          -----------

           (a)       (1)   Amended and Restated Declaration of Trust dated
                           May 1, 1993 of Registrant***

                     (2) Certificate of Amendment dated October 28, 1993 to the Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant***

                     (3) Certificate of Amendment dated October 18, 2000 to the Amended and Restated Declaration of Trust dated May 1, 1993 of Registrant*****

           (b)             By-Laws of Registrant***

           (c)             Not Applicable

           (d) Form of Investment Advisory Agreement between Registrant and Weiss, Peck & Greer, L.L.C.**

           (e)             Principal Underwriting Agreement****

           (f)             Not Applicable

           (g) Custodian Agreement between Registrant and The Boston Safe Deposit and Trust Company, L.L.C.***

           (h) Services Agreement between the Registrant and First Data Investor Services, Inc.****

           (i)             Opinion and Consent of Hale and Dorr LLP ***

           (j)             Consent of KPMG LLP t

           (k)             Not Applicable

           (l)             Not Applicable

           (m)             Not Applicable

           (n)             Not Applicable

           (p)             Form of Code of Ethics

           (q)             Powers of Attorney***

--------------

t     Filed herewith.

*     Previously filed with Post-Effective Amendment No. 29 on April 28, 2000.
**    Previously filed with Post-Effective Amendment No. 26 on June 12, 1998.
***   Previously filed with Post-Effective Amendment No. 25 on April 30, 1998.
****  Previously filed with Post-Effective Amendment No. 28 on
      February 26, 1999.
***** Previously filed with Post-Effective Amendment No. 30 on
      February 23, 2001.

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
           --------------------------------------------------------------

           Not Applicable.

Item 25.   INDEMNIFICATION.
           ---------------

           Reference is made to Article VIII of the Registrant's
           Declaration of Trust and Article V of the Registrant's
           By-Laws.

           Nothing in the By-Laws of the Trust may be construed to be in derogation of the provisions of Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the by-laws of a registered investment company shall not contain any provision which protects or purports to protect any director or officer of such company against any liability of the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

           The Registrant understands that in the opinion of the Securities and Exchange Commission (the "Commission") an indemnification provision does not violate Section 17(h) of the 1940 Act if it precludes indemnification for any liability whether or not there is an adjudication of liability, arising by reason of disabling conduct. Reasonable and fair means for determining whether indemnification shall be made include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act nor parties to the preceding ("disinterested non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant further understands that in the Commission's view the dismissal of either a court action or an administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would provide reasonable assurance that he was not liable by reason of disabling conduct. A determination by the vote of a majority of a quorum of disinterested nonparty trustees would also provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

           The Registrant further understands that the Commission believes that an indemnification provision does not violate
           Section 17(h) of the 1940 Act simply because it requires or permits the Registrant to advance attorney's fees or other expenses incurred by its trustees, officers or investment adviser in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as the provision also requires at least one of the following as a condition to the advance:
           (1) the indemnitee shall provide security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested nonparty trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Registrant is also aware that the Commission believes that an improper indemnification payment or advance of legal expenses could constitute a breach of fiduciary duty involving personal misconduct under Section 36 of the 1940 Act or an unlawful and willful conversion of an investment company's assets under Section 37 of the 1940 Act.

                     Insofar as the indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

           Weiss, Peck & Greer, L.L.C. carries for itself and its subsidiaries Directors and Officers Liability Insurance. Under this policy, outside directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as members of the Board. A pro rata share of the premium for this coverage is charged to each investment company.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
           ----------------------------------------------------

                     The business and other connections of the officers and directors of Weiss, Peck & Greer, L.L.C. are listed on the Form ADV of Weiss, Peck & Greer, L.L.C. as currently on file with the Commission (File No. 801-6604), the text of which is hereby incorporated by reference.

Item 27.   PRINCIPAL UNDERWRITERS.
           ----------------------

           (a) PFPC Distributors, Inc. (formerly Provident Distributors, Inc.), the principal underwriter of Shares of the Registrant (the "Principal Underwriter"), is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers and is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. The Principal Underwriter acts as principal underwriter to each investment company in the Weiss, Peck & Greer Group of Mutual Funds. These mutual funds include: Weiss, Peck & Greer Funds Trust, which consists of WPG Government Money Market Fund, WPG Tax Free Money Market Fund, WPG Core Bond Fund, WPG Intermediate Municipal Bond Fund and WPG Quantitative Equity Fund; Weiss, Peck & Greer International Fund and WPG Tudor Fund.

           In addition, the Principal Underwriter acts as principal underwriter to each of the following investment companies:

                      AFBA 5 Star Funds
                      Alleghany Funds
                      Columbia Common Stock Fund, Inc.
                      Columbia Growth Fund, Inc.
                      Columbia International Stock Fund, Inc.
                      Columbia Special Fund, Inc.
                      Columbia Small Cap Fund, Inc.
                      Columbia Real Estate Equity Fund, Inc.
                      Columbia Balanced Fund, Inc.
                      Columbia Daily Income Company
                      Columbia U.S. Government Securities Fund, Inc. Columbia Fixed Income Securities Fund, Inc.
                      Columbia Municipal Bond Fund, Inc.
                      Columbia High Yield Fund, Inc.
                      Columbia National Municipal Bond Fund, Inc.
                      Columbia Strategic Value Fund, Inc.
                      Columbia Technology Fund, Inc.
                      Deutsche Asset Management VIT Funds
                      Forward Funds, Inc
                      The Galaxy Fund
                      The Galaxy VIP Fund
                      Galaxy Fund II
                      GAMNA Series Funds, Inc.

                      Harris Insight Funds Trust
                      Hillview Investment Trust II
                      International Dollar Reserve Fund I, Ltd.
                      Kalmar Pooled Investment Trust
                      LKCM Funds
                      Matthews International Funds
                      McM Funds
                      Metropolitan West Funds
                      New Covenant Funds, Inc.
                      Pictet Funds
                      The RBB Fund, Inc.
                      Robertson Stephens Investment Trust
                      Stratton Growth Fund, Inc.
                      Stratton Monthly Dividend REIT Shares, Inc.
                      The Stratton Funds, Inc.
                      Trainer, Wortham First Mutual Funds
                      Undiscovered Managers Funds
                      Whitehall Funds Trust
                      Wilshire Target Funds, Inc.
                      WT Investment Trust
                      BlackRock Provident Institutional Funds (1)
                      BlackRock Funds, Inc. (1)
                      Northern Funds Trust (2)
                      Northern Institutional Funds Trust (2)
                      The Offit Investment Fund, Inc (3)
                      The Offit Variable Insurance Fund, Inc. (3)
                      ABN AMRO Funds (4)
                      ----------

                     (1) Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.

                     (2) Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.

                     (3) Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.

                     (4) Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.

               (b)       Directors and Officers of the Principal Underwriter:

                                 POSITIONS AND OFFICES    POSITIONS AND OFFICES
               NAME*               WITH UNDERWRITER          WITH REGISTRANT
               -----               ----------------          ---------------
             Robert Crouse              Director                 None

             Susan Keller               Director                       None

             Michael DeNofrio           Chairman, President and        None
                                        Chief Executive Officer,
                                        Director

             Bruno DiStefano            Vice President                 None

             Susan K. Moscaritolo       Vice President                 None

             Elizabeth T. Holtsbery     Vice President                 None

             Lisa Colon                 Vice President                 None

             Rita G. Adler              Chief Compliance Officer       None
             Christine A. Ritch         Chief Legal Officer,           None
                                        Secretary and Clerk
             Bradley A. Stearns         Assistant Secretary and        None
                                        Assistant Clerk
             John L. Wilson             Assistant Secretary and        None
                                        Assistant Clerk
             Douglas D. Castagna        Controller                     None

             Craig D. Stokarski         Treasurer                      None

             -----------
             * The principal business address of each Director and Officer of the Principal Underwriter is 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

              (c)      Not Applicable.

Item 28.     LOCATION OF ACCOUNTS AND RECORDS.
             --------------------------------

                       All accounts, books and other documents required
             to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the following locations:

             NAME                                  ADDRESS
             ----                                  -------

             WPG Large Cap Growth Fund        One New York Plaza
                                              New York, NY  10004

             The Boston Safe Deposit          One Boston Place
                 and Trust Company            Boston, MA  02109

             PFPC, Inc.                       P.O. Box 60448
                                              King of Prussia, PA  19406-0448

Item 29.     MANAGEMENT SERVICES.
             -------------------

             Not Applicable.

Item 30.     UNDERTAKINGS.
             ------------

             Not Applicable.

                           SIGNATURES
                           ----------


           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of April, 2001.

                                              WPG LARGE CAP GROWTH FUND


                                              /S/RONALD M. HOFFNER
                                              --------------------
                                              Ronald M. Hoffner
                                              Executive Vice President

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                       TITLE                             DATE
---------                       -----                             ----


/S/ROGER J. WEISS         Chairman of the Board               April 27, 2001
-----------------
Roger J. Weiss            (Principal Executive Officer)
                          and Trustee



/S/RONALD M. HOFFNER     Executive Vice President and        April 27, 2001
--------------------
Ronald M. Hoffner        Treasurer (Principal Financial
                         and Accounting Officer)

SIGNATURE                               TITLE                   DATE
---------                               -----                   ----

RAYMOND R. HERRMANN, JR.*               Trustee             April 27, 2001
-------------------------------
Raymond R. Herrmann, Jr.

LAWRENCE J. ISRAEL *                    Trustee             April 27, 2001
-------------------------------
Lawrence J. Israel

GRAHAM E. JONES *                       Trustee             April 27, 2001
-------------------------------
Graham E. Jones

WILLIAM B. ROSS*                        Trustee             April 27, 2001
-------------------------------
William B. Ross

ROBERT A. STRANIERE *                   Trustee             April 27, 2001
-------------------------------
Robert A. Straniere


   *By: /S/RONALD M. HOFFNER                               April 27, 2001
       ---------------------
           Ronald M. Hoffner
           Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT              DESCRIPTION
-------              -----------

(j)                  Consent of KPMG LLP